EXECUTION VERSION CLASS A NOTE PURCHASE AGREEMENT (NET-LEASE MORTGAGE VARIABLE FUNDING NOTES, SERIES 2018-1, CLASS A) dated as of November 1, 2018 among SPIRIT MASTER FUNDING, LLC, SPIRIT MASTER FUNDING II, LLC, SPIRIT MASTER FUNDING III, LLC, SPIRIT MASTER FUNDING VI, LLC, and SPIRIT MASTER FUNDING VIII, LLC, each as a Co-Issuer, CERTAIN CONDUIT INVESTORS, each as a Conduit Investor, CERTAIN FINANCIAL INSTITUTIONS, each as a Committed Note Purchaser, CERTAIN FUNDING AGENTS, and BARCLAYS BANK PLC, as the Administrative Agent solely for purposes of Sections 6.03 and 8.02 hereof, SPIRIT REALTY, L.P., as the Property Manager, and, solely for purposes of Sections 6.02 and 8.03 hereof, Spirit MTA REIT, as the Parent DMSLIBRARY01\32647597

TABLE OF CONTENTS ARTICLE I DEFINITIONS ......................................................................................................................... 2 SECTION 1.01 Definitions ................................................................................................ 2 ARTICLE II PURCHASE AND SALE OF SERIES 2018-1 CLASS A NOTES ...................................... 12 SECTION 2.01 Series 2018-1 Class A Notes .................................................................. 12 SECTION 2.02 Advances ................................................................................................. 12 SECTION 2.03 Borrowing Procedures ............................................................................ 14 SECTION 2.04 The Series 2018-1 Class A Notes ........................................................... 16 SECTION 2.05 Reduction in Commitments .................................................................... 16 ARTICLE III INTEREST AND FEES ....................................................................................................... 18 SECTION 3.01 Interest .................................................................................................... 18 SECTION 3.02 Fees ......................................................................................................... 19 SECTION 3.03 Eurodollar Lending Unlawful ................................................................. 20 SECTION 3.04 Deposits Unavailable; Alternate Rate of Interest .................................... 20 SECTION 3.05 Increased Costs, etc ................................................................................ 21 SECTION 3.06 Funding Losses ....................................................................................... 22 SECTION 3.07 Increased Capital or Liquidity Costs ...................................................... 22 SECTION 3.08 Taxes ....................................................................................................... 23 SECTION 3.09 Change of Lending Office ...................................................................... 26 ARTICLE IV OTHER PAYMENT TERMS .............................................................................................. 27 SECTION 4.01 Time and Method of Payment (Amounts Distributed by the Administrative Agent .............................................................................. 27 SECTION 4.02 Order of Distributions (Amounts Distributed by the Indenture Trustee) ................................................................................................... 27 ARTICLE V THE ADMINISTRATIVE AGENT AND THE FUNDING AGENTS ............................... 28 SECTION 5.01 Authorization and Action of the Administrative Agent .......................... 28 SECTION 5.02 Delegation of Duties ............................................................................... 28 SECTION 5.03 Exculpatory Provisions ........................................................................... 28 SECTION 5.04 Reliance .................................................................................................. 29 SECTION 5.05 Non-Reliance on the Administrative Agent and Other Purchasers ......... 29 SECTION 5.06 The Administrative Agent in its Individual Capacity ............................. 29 SECTION 5.07 Successor Administrative Agent; Defaulting Administrative Agent....................................................................................................... 29 SECTION 5.08 Authorization and Action of Funding Agents ......................................... 31 SECTION 5.09 Delegation of Duties ............................................................................... 31 SECTION 5.10 Exculpatory Provisions ........................................................................... 31 SECTION 5.11 Reliance .................................................................................................. 31 SECTION 5.12 Non-Reliance on the Funding Agent and Other Purchasers ................... 32 SECTION 5.13 The Funding Agent in its Individual Capacity ........................................ 32 SECTION 5.14 Successor Funding Agent ....................................................................... 32 ARTICLE VI REPRESENTATIONS AND WARRANTIES .................................................................... 32 SECTION 6.01 The Co-Issuers ........................................................................................ 32 SECTION 6.02 The Parent ............................................................................................... 34 SECTION 6.03 The Property Manager ............................................................................ 35 SECTION 6.04 Investors .................................................................................................. 35 i DMSLIBRARY01\32647597

ARTICLE VII CONDITIONS .................................................................................................................... 36 SECTION 7.01 Conditions to Issuance and Effectiveness ............................................... 36 SECTION 7.02 Conditions to Initial Extensions of Credit .............................................. 36 SECTION 7.03 Conditions to Each Extension of Credit ................................................. 37 ARTICLE VIII COVENANTS ................................................................................................................... 38 SECTION 8.01 Covenants of the Co-Issuers ................................................................... 38 SECTION 8.02 Covenants of the Property Manager ....................................................... 40 SECTION 8.03 Covenants of the Parent .......................................................................... 40 ARTICLE IX MISCELLANEOUS PROVISIONS .................................................................................... 43 SECTION 9.01 Amendments ........................................................................................... 43 SECTION 9.02 No Waiver; Remedies ............................................................................. 44 SECTION 9.03 Binding on Successors and Assigns ........................................................ 44 SECTION 9.04 Survival of Agreement ............................................................................ 46 SECTION 9.05 Payment of Costs and Expenses; Indemnification .................................. 46 SECTION 9.06 Characterization as Transaction Document; Entire Agreement .............. 48 SECTION 9.07 Notices .................................................................................................... 48 SECTION 9.08 Severability of Provisions ....................................................................... 48 SECTION 9.09 Tax Characterization ............................................................................... 48 SECTION 9.10 No Proceedings; Limited Recourse ........................................................ 49 SECTION 9.11 Confidentiality ........................................................................................ 50 SECTION 9.12 GOVERNING LAW; CONFLICTS WITH INDENTURE OR THE SERIES 2018-1 SUPPLEMENT ................................................... 51 SECTION 9.13 JURISDICTION ..................................................................................... 51 SECTION 9.14 WAIVER OF JURY TRIAL ................................................................... 51 SECTION 9.15 Counterparts ............................................................................................ 51 SECTION 9.16 Third Party Beneficiary .......................................................................... 51 SECTION 9.17 Assignment ............................................................................................. 51 SECTION 9.18 Defaulting Investors ................................................................................ 53 SECTION 9.19 No Fiduciary Duties ................................................................................ 55 SECTION 9.20 No Guarantee by the Parent or the Property Manager ............................ 55 SECTION 9.21 Term; Termination of Agreement ........................................................... 55 SECTION 9.22 Acknowledgement and Consent to Bail-In of EEA Financial Institutions .............................................................................................. 55 SECTION 9.23 Joint and Several Obligations of the Co-Issuers; Designation of Property Manager as Representative and Agent ..................................... 56 SECTION 9.24 Patriot Act ............................................................................................... 57 ii DMSLIBRARY01\32647597

SCHEDULES AND EXHIBITS SCHEDULE I Investor Groups and Commitments SCHEDULE II Notice Addresses for Investors and Agents SCHEDULE III Additional Closing Conditions SCHEDULE IV U.S. Risk Retention Disclosure SCHEDULE V E.U. Risk Retention Disclosure EXHIBIT A Form of Advance Request EXHIBIT B Form of Assignment and Assumption Agreement EXHIBIT C Form of Investor Group Supplement EXHIBIT D Form of Purchaser’s Letter iii DMSLIBRARY01\32647597

CLASS A NOTE PURCHASE AGREEMENT THIS CLASS A NOTE PURCHASE AGREEMENT, dated as of November 1, 2018 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), is made by and among: (a) SPIRIT MASTER FUNDING, LLC, SPIRIT MASTER FUNDING II, LLC, SPIRIT MASTER FUNDING III, LLC, SPIRIT MASTER FUNDING VI, LLC and SPIRIT MASTER FUNDING VIII, LLC, each a Delaware limited liability company, as the Co-Issuers (the “Co-Issuers”); (b) SPIRIT MTA REIT, a Maryland real estate investment trust and the indirect owner of 100% of the equity interests in the Co-Issuers (the “Parent”), solely for purposes of Section 6.02 and 8.03 hereof; (c) SPIRIT REALTY, L.P., a Delaware limited partnership as the Property Manager under the Property Management Agreement, solely for purposes of Section 6.03 and 8.02 hereof; (d) the several commercial paper conduits listed on Schedule I as Conduit Investors, and their respective permitted successors and assigns (each, a “Conduit Investor” and, collectively, the “Conduit Investors”); (e) the several financial institutions listed on Schedule I as Committed Note Purchasers, and their respective permitted successors and assigns (each, a “Committed Note Purchaser” and, collectively, the “Committed Note Purchasers”); (f) for each Investor Group, the financial institution entitled to act on behalf of the Investor Group set forth opposite the name of such Investor Group on Schedule I as Funding Agent, and its permitted successors and assigns (each, the “Funding Agent” with respect to such Investor Group and, collectively, the “Funding Agents”); and (g) BARCLAYS BANK PLC, as administrative agent for the Conduit Investors, the Committed Note Purchasers and the Funding Agents (together with its permitted successors and assigns in such capacity, the “Administrative Agent”). BACKGROUND 1. The Co-Issuers and Citibank, N.A., as the indenture trustee (together with its permitted successors and assigns in such capacity, the “Indenture Trustee”) are party to the Indenture, dated as of May 20, 2014 (as the same has been amended, supplemented and modified prior to the date hereof, and as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, including by the Series 2018-1 Supplement the “Indenture”), and contemporaneously with the execution and delivery of this Agreement, the Co-Issuers and the Indenture Trustee are entering into the Series 2018-1 Supplement to the Indenture (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Series 2018-1 Supplement”), pursuant to which the Co-Issuers will issue the Series 2018-1 Class A Notes in accordance with the Indenture and the Series 2018-1 Supplement. 2. The Co-Issuers wish to issue the Series 2018-1 Class A Notes to each Funding Agent on behalf of the Investors in the related Investor Group, and obtain the agreement of the applicable 1 DMSLIBRARY01\32647597

Investors to make advances of loans from time to time (each, an “Advance” or a “Series 2018-1 Class A Advance” and, collectively, the “Advances” or the “Series 2018-1 Class A Advances”) that will constitute the purchase of increases to the Series 2018-1 Class A Outstanding Principal Amount on the terms and conditions set forth in this Agreement. 3. Each of the Parent and the Property Manager has joined in this Agreement to make certain representations, warranties, covenants and agreements for the benefit of each Investor, the Administrative Agent and each Funding Agent. ARTICLE I DEFINITIONS SECTION 1.01 Definitions. As used in this Agreement and unless the context requires a different meaning, capitalized terms used but not defined herein (including the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Indenture and, to the extent not defined therein, in the Series 2018-1 Supplement. Unless otherwise specified herein, all Article, Exhibit, Section or Subsection references herein shall refer to Articles, Exhibits, Sections or Subsections of this Agreement. The following terms shall have the following meanings for purposes of this Agreement: “Acquiring Committed Note Purchaser” has the meaning set forth in Section 9.17(a). “Acquiring Investor Group” has the meaning set forth in Section 9.17(c). “Advance” or “Advances” has the meaning set forth in the recitals hereto. “Advance Request” has the meaning specified in Section 7.03(d). “Affected Person” has the meaning specified in Section 3.05. “Aggregate Unpaids” has the meaning specified in Section 5.01. “Agreement” has the meaning specified in the preamble hereto. This Agreement shall be a Variable Funding Note Purchase Agreement for all purposes under the Indenture, the Series 2018-1 Supplement and this Agreement. “Annual Inspection Notice” has the meaning specified in Section 8.01(d). “Assignment and Assumption Agreement” has the meaning set forth in Section 9.17(a). “Bankruptcy Code” shall mean Title 11 of the United States Code, as amended from time to time, and all rules and regulations promulgated thereunder. “Base Rate” means, for purposes of the Series 2018-1 Class A Notes when applicable pursuant to this Agreement on any day, a rate per annum equal to the sum of (a) 1.10 % plus (b) the greater of (i) the Prime Rate in effect on such day, (ii) the Federal Funds Rate in effect on such day plus 0.50% and (iii) the Eurodollar Funding Rate (Reserve Adjusted) for a Eurodollar Interest Accrual Period with a maturity of one month as in effect on such day plus 1.00%; provided that any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Rate, respectively; provided, further, that changes in any rate of interest calculated by reference to the Base Rate shall take effect 2 DMSLIBRARY01\32647597 simultaneously with each change in the Base Rate and the Base Rate will in no event be higher than the maximum rate permitted by applicable law. “Base Rate Advance” means a Series 2018-1 Class A Advance that bears interest at the Base Rate during such time as it bears interest at such rate, as provided in this Agreement. “Borrowing” has the meaning set forth in Section 2.02(c). “Breakage Amount” has the meaning set forth in Section 3.06. “Change in Law” means (a) any law, rule or regulation or any change therein or in the interpretation or application thereof (whether or not having the force of law), in each case, adopted, issued or occurring after the Series 2018-1 Closing Date or (b) any request, guideline or directive (whether or not having the force of law) from any government or political subdivision or agency, authority, bureau, central bank, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not a Governmental Authority) which is responsible for the establishment or interpretation of national or international accounting principles, in each case, whether foreign or domestic (each, an “Official Body”) charged with the administration, interpretation or application thereof, or the compliance with any request or directive of any Official Body (whether or not having the force of law) made, issued or occurring after the Series 2018-1 Closing Date. “Class A Amendment Expenses” means the amounts payable to the Administrative Agent, each Funding Agent and each Investor in connection with any amendments, waivers, consents, supplements or other modifications to the Series 2018-1 Supplement or any other Transaction Document pursuant to Section 9.05(a). “Class A Indemnities” means all amounts payable pursuant to Section 9.05(b) and Section 9.05(c). “Class A LTV Ratio” shall mean, as of any date, the ratio, expressed as a fraction, (a) the numerator of which is the Aggregate Note Principal Balances of all Outstanding Notes at such time and (b) the denominator of which is equal to the sum of (x) the Aggregate Collateral Value of the Qualified Mortgage Loans and the Qualified Mortgaged Properties (that do not otherwise secure Mortgage Loans) that are included in the Collateral Pool at such time (which in any event shall not include the aggregate amount by which the Asset Concentrations exceed the applicable Maximum Asset Concentration with respect to such Qualified Mortgage Loans and the Qualified Mortgaged Properties) and (y) the aggregate Net Release Price amount on deposit in the Release Account as of such date. “Class A Taxes” has the meaning specified in Section 3.08(a). “Co-Issuers” has the meaning specified in the preamble hereto. “Commercial Paper” means, with respect to any Conduit Investor, the short-term promissory notes issued in the commercial paper market by or for the benefit of such Conduit Investor. “Commitment” means the commitment of each Committed Note Purchaser included in each Investor Group to fund Series 2018-1 Class A Advances pursuant to Section 2.02(a) in an aggregate amount up to its Commitment Amount. “Commitment Amount” means, as to each Committed Note Purchaser, the amount set forth on Schedule I attached hereto opposite such Committed Note Purchaser’s name as its Commitment Amount 3 DMSLIBRARY01\32647597 or, in the case of a Committed Note Purchaser that becomes a party to this Agreement pursuant to an Assignment and Assumption Agreement or Investor Group Supplement, the amount set forth therein as such Committed Note Purchaser’s Commitment Amount, in each case, as such amount may be (i) reduced pursuant to Section 2.05 or (ii) increased or reduced by any Assignment and Assumption Agreement or Investor Group Supplement entered into by such Committed Note Purchaser in accordance with the terms of this Agreement. “Commitment Percentage” means, on any date of determination, with respect to any Investor Group, the ratio, expressed as a percentage, which such Investor Group’s Maximum Investor Group Principal Amount bears to the Series 2018-1 Class A Notes Maximum Principal Amount on such date. “Commitment Term” means the period from and including the Series 2018-1 Closing Date to but excluding the earlier of (a) the Commitment Termination Date and (b) the date on which the Commitments are otherwise terminated or reduced to zero in accordance with this Agreement. “Commitment Termination Date” means November 1, 2021. “Committed Note Purchaser” and “Committed Note Purchasers” have the meaning specified in the preamble hereto. “Committed Note Purchaser Percentage” means, on any date of determination, with respect to any Committed Note Purchaser in any Investor Group, the ratio, expressed as a percentage, which the Commitment Amount of such Committed Note Purchaser bears to such Investor Group’s Maximum Investor Group Principal Amount on such date. “Conduit Assignee” means, with respect to any Conduit Investor, any commercial paper conduit, whose Commercial Paper is rated at least “A-2” from S&P and/or the equivalent rating of another “nationally-recognized statistical rating organization” registered with the SEC, that is administered by the Funding Agent (or for which the related Program Support Provider provides liquidity support) with respect to such Conduit Investor or any Affiliate of such Funding Agent, in each case, designated by such Funding Agent to accept an assignment from such Conduit Investor of the Investor Group Principal Amount or a portion thereof with respect to such Conduit Investor pursuant to Section 9.17(b). “Conduit Investor” and “Conduit Investors” have the meaning specified in the preamble hereto. “Conduit Investor Amounts” has the meaning specified in Section 9.10(c). “CP Advance” means a Series 2018-1 Class A Advance funded or maintained through the issuance of Commercial Paper that bears interest at the CP Rate during such time as it bears interest at such rate, as provided herein. “CP Funding Rate” means, with respect to each Conduit Investor, for any day during any Interest Accrual Period, for any CP Advance funded by such Conduit Investor, the per annum rate equivalent to the weighted average cost (as determined by the related Funding Agent, and which shall include (without duplication) the fees and commissions of placement agents and dealers, incremental carrying costs incurred with respect to Commercial Paper maturing on dates other than those on which corresponding funds are received by such Conduit Investor, other borrowings by such Conduit Investor and any other costs associated with the issuance of Commercial Paper) of or related to the issuance of Commercial Paper that are allocated, in whole or in part, by such Conduit Investor or its related Funding Agent to fund or maintain such CP Advances for such Interest Accrual Period (and which may also be allocated in part to the funding of other assets of the Conduit Investor); provided, however, that if any component of any 4 DMSLIBRARY01\32647597 such rate is a discount rate, in calculating the “CP Funding Rate” for such CP Advances for such Interest Accrual Period, the related Funding Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum. “CP Rate” means, on any day during any Interest Accrual Period, an interest rate per annum equal to the sum of (i) the CP Funding Rate for such Interest Accrual Period plus (ii) 2.10%; provided, that the CP Rate will in no event be higher than the maximum rate permitted by applicable law. “Decrease” means a Mandatory Decrease or a Voluntary Decrease, as applicable. “Default” means any event, occurrence or circumstance that is, or with notice or the lapse of time or both, would become, an Event of Default. “Defaulting Agent Event” has the meaning set forth in Section 5.07(b). “Defaulting Investor” means any Investor that has (a) failed to make a payment required to be made by it under the terms hereof within one (1) Business Day of the day such payment is required to be made by such Investor hereunder, (b) notified the related Funding Agent in writing that it does not intend to make any payment required to be made by it under the terms hereof within one (1) Business Day of the day such payment is required to be made by such Investor hereunder, (c) become the subject of an Event of Bankruptcy or (d) become the subject of a Bail-In Action. “Eligible Assignee” has the meaning set forth in Section 9.17(a). “Eligible Conduit Investor” means, at any time, any Conduit Investor whose Commercial Paper is rated at least A-2 from S&P and/or the equivalent rating of another “nationally-recognized statistical rating organization” registered with the SEC. “E.U. Capital Requirements Regulation” has the meaning specified in Section 6.02(b). “E.U. Retained Interest” has the meaning specified in Section 8.02(b). “E.U. Retention Regulatory Change Event” means any change in, or the adoption of, any new law, rule, direction, guidance or regulation which (i) requires the manner in which the E.U. Retention Interest is held by Spirit MTA REIT to be restructured after the Series 2018-1 Closing Date and Spirit MTA REIT is unable to reasonably restructure such E.U. Retention Interest or (ii) otherwise results in the securitization transaction contemplated by the Transaction Documents becoming non-compliant with the E.U. Retention Requirements. “E.U. Retention Requirements” has the meaning specified in Section 8.02(b). “Eurodollar Advance” means a Series 2018-1 Class A Advance that bears interest at the Eurodollar Rate during such time as it bears interest at such rate, as provided herein. “Eurodollar Business Day” means any Business Day on which dealings are also carried on in the London interbank market and banks are open for business in London. “Eurodollar Funding Rate” means, for any Eurodollar Interest Accrual Period, (i) the rate per annum determined by the Administrative Agent at approximately 11:00 a.m. (London time) on the date that is two Eurodollar Business Days prior to the beginning of such Eurodollar Interest Accrual Period on the page of the Reuters screen which displays the London interbank offered rate administered by ICE 5 DMSLIBRARY01\32647597

Benchmark Administration Limited or any other Person that takes over the administration of such rate for U.S. dollars (such page currently being the LIBOR01 page) for deposits (for delivery on the first day of such Eurodollar Interest Accrual Period) with a term for a period equal to such Eurodollar Interest Accrual Period; or (ii) to the extent that an interest rate referenced in the preceding clause (i) does not appear on such page or service or if such page or service shall cease to be available, the “Eurodollar Funding Rate” shall be the rate (rounded upward, if necessary, to the nearest one hundred-thousandth of a percentage point), determined by the Administrative Agent to be the offered rate on such other page or other service which displays the rate per annum for deposits in U.S. dollars (for delivery on the first day of such Eurodollar Interest Accrual Period) with a term equal to such Eurodollar Interest Accrual Period offered by participants in the London interbank market, determined as of approximately 11:00 a.m. (London, England time) two Eurodollar Business Days prior to the commencement of such Eurodollar Interest Accrual Period (unless the Administrative Agent is unable to obtain such rates from such banks, in which case it will be deemed that a Eurodollar Funding Rate cannot be ascertained in the circumstances set forth in Section 3.04). In respect of any Eurodollar Interest Accrual Period that is less than one month in duration and if no Eurodollar Funding Rate is otherwise determinable with respect thereto in accordance with the preceding sentence of this definition, the Eurodollar Funding Rate shall be determined through the use of straight-line interpolation by reference to two rates calculated in accordance with the preceding sentence, one of which shall be determined as if the maturity of the Dollar deposits referred to therein were the period of time for which rates are available next shorter than the Eurodollar Interest Accrual Period and the other of which shall be determined as if such maturity were the period of time for which rates are available next longer than the Eurodollar Interest Accrual Period. If any such rate determined pursuant to this definition of “Eurodollar Funding Rate” is below zero, the Eurodollar Funding Rate will be deemed to be zero. The determination of the Eurodollar Funding Rate shall be made subject to Section 3.04(b). “Eurodollar Funding Rate (Reserve Adjusted)” means, for any Eurodollar Interest Accrual Period, an interest rate per annum (rounded upward to the nearest 1/100th of 1%) determined pursuant to the following formula: Eurodollar Funding Rate Eurodollar Funding Rate = (Reserve Adjusted) 1.00 - Eurodollar Reserve Percentage The Eurodollar Funding Rate (Reserve Adjusted) for any Eurodollar Interest Accrual Period will be determined by Administrative Agent on the basis of the Eurodollar Reserve Percentage in effect two (2) Eurodollar Business Days before the first day of such Eurodollar Interest Accrual Period. “Eurodollar Interest Accrual Period” means, with respect to any Eurodollar Advance, the period commencing on and including the Eurodollar Business Day such Series 2018-1 Class A Advance first becomes a Eurodollar Advance in accordance with Section 3.01(b) and ending on but excluding, at the election of the Co-Issuers pursuant to Section 3.01(b), a date (i) one (1) month subsequent to such date, (ii) two (2) months subsequent to such date, (iii) three (3) months subsequent to such date or (iv) six (6) months subsequent to such date; provided, however, that no Eurodollar Interest Accrual Period may end subsequent to the second Business Day before the then-current Series 2018-1 Class A Anticipated Repayment Date, and upon the occurrence and during the continuation of any Early Amortization Event or Event of Default, any Eurodollar Interest Accrual Period with respect to the Eurodollar Advances of all Investor Groups may be terminated at the end of the then-current Eurodollar Interest Accrual Period (or, if the Series 2018-1 Class A Notes have been accelerated in accordance with Section 4.02 of the Indenture, immediately), at the election of the Administrative Agent or Investor Groups holding in the aggregate more than 50% of the Eurodollar Tranche, by notice to the Co-Issuers, the Property Manager and the Funding Agents, and upon such election the Eurodollar Advances in respect of which interest was 6 DMSLIBRARY01\32647597 calculated by reference to such terminated Eurodollar Interest Accrual Period shall be converted to Base Rate Advances. “Eurodollar Rate” means, on any day during any Eurodollar Interest Accrual Period, an interest rate per annum equal to the sum of (i) the Eurodollar Funding Rate (Reserve Adjusted) for such Eurodollar Interest Accrual Period plus (ii) 2.10%; provided, that the Eurodollar Rate will in no event be higher than the maximum rate permitted by applicable law. “Eurodollar Reserve Percentage” means, for any Eurodollar Interest Accrual Period, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to liabilities or assets constituting “Eurocurrency Liabilities,” as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Eurodollar Interest Accrual Period. “Eurodollar Tranche” means any portion of the Series 2018-1 Class A Outstanding Principal Amount funded or maintained with Eurodollar Advances. “Event of Bankruptcy” means, with respect to any Person, (i) a court enters a decree or order for relief with respect to such Person in an Involuntary Bankruptcy, which decree or order is not stayed or other similar relief is not granted under any applicable federal or state law unless dismissed within sixty (60) days or an order for relief is entered with respect to such Person or such Person commences a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case or to the conversion of an involuntary case to a voluntary case under any such law or consents to the appointment of or taking possession by a receiver, trustee or other custodian for such Person, for all or a substantial part of the property of such Person. “FATCA” means (a) Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations thereunder or official interpretations thereof, (b) any agreements entered into pursuant to Section 1471(b)(1) of the Code and (c) any fiscal or regulatory legislation, rules or other practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code. “Federal Funds Rate” means, for any specified period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the overnight federal funds rates as published in Federal Reserve Board Statistical Release H.15(519) or any successor or substitute publication selected by the Administrative Agent (or, if such day is not a Business Day, for the next preceding Business Day), or if, for any reason, such rate is not available on any day, the rate determined, in the reasonable opinion of the Administrative Agent, to be the rate at which overnight federal funds are being offered in the national federal funds market at 9:00 a.m. (New York City time). “F.R.S. Board” means the Board of Governors of the Federal Reserve System. “Funding Agent” and “Funding Agents” have the meaning specified in the preamble hereto. “Increased Capital Costs” has the meaning set forth in Section 3.07. “Increased Costs” has the meaning set forth in Section 3.05. 7 DMSLIBRARY01\32647597

“Increased Tax Costs” has the meaning set forth in Section 3.08(b). “Indemnified Liabilities” has the meaning set forth in Section 9.05(b). “Indemnified Parties” has the meaning set forth in Section 9.05(b). “Investor” means any one of the Conduit Investors and the Committed Note Purchasers, and “Investors” means the Conduit Investors and the Committed Note Purchasers collectively. “Investor Group” means (i) for each Conduit Investor, collectively, such Conduit Investor, the related Committed Note Purchaser(s) set forth opposite the name of such Conduit Investor on Schedule I attached hereto (or, if applicable, set forth for such Conduit Investor in the Assignment and Assumption Agreement or Investor Group Supplement pursuant to which such Conduit Investor or Committed Note Purchaser becomes a party hereto), any related Program Support Provider(s) and the related Funding Agent (which shall constitute the Series 2018-1 Class A Noteholder for such Investor Group) and (ii) for each other Committed Note Purchaser that is not related to a Conduit Investor, collectively, such Committed Note Purchaser, any related Program Support Provider(s) and the related Funding Agent (which shall constitute the Series 2018-1 Class A Noteholder for such Investor Group). “Investor Group Borrowing Amount” means, with respect to any Investor Group, for any Business Day, the portion of a Borrowing, if any, actually funded by such Investor Group on such Business Day. “Investor Group Principal Amount” means, with respect to any Investor Group, (a) when used with respect to the Investor Groups that exist as of the Series 2018-1 Closing Date, an amount equal to such Investor Group’s Commitment Percentage of the Series 2018-1 Class A Initial Advance Principal Amount, if any, and (b) when used with respect to the Investor Groups that exist as of any other date (including with respect to any Investor Groups that exist as of any other date pursuant to an Assignment and Assumption Agreement or an Investor Group Supplement), an amount equal to (i) the Investor Group Principal Amount with respect to such Investor Group on the immediately preceding Business Day (including after giving effect to the assignment under any Assignment and Assumption Agreement or Investor Group Supplement) plus (ii) the Investor Group Borrowing Amount with respect to such Investor Group on such date minus (iii) the amount of principal payments made to such Investor Group on the Series 2018-1 Class A Notes on such date. “Investor Group Supplement” has the meaning set forth in Section 9.17(c). “Involuntary Bankruptcy” shall mean any involuntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, in which any Person is a debtor. “Joinder Agreement” has the meaning specified in Section 8.01(h). “Lender Party” means any Investor, and “Lender Parties” means the Investors, collectively. “LIBOR Successor Event” has the meaning set forth in Section 3.04. “LIBOR Successor Rate Conforming Changes” has the meaning set forth in Section 3.04. “Margin Stock” has the meaning specified in Section 8.01(e). 8 DMSLIBRARY01\32647597

“Maximum Investor Group Principal Amount” means, as to each Investor Group existing on the Series 2018-1 Closing Date, the amount set forth on Schedule I attached hereto as such Investor Group’s Maximum Investor Group Principal Amount or, in the case of any other Investor Group, the amount set forth as such Investor Group’s Maximum Investor Group Principal Amount in the Assignment and Assumption Agreement or Investor Group Supplement by which the members of such Investor Group become parties hereto, in each case, as such amount may be (i) reduced pursuant to Section 2.05 or (ii) increased or reduced by any Assignment and Assumption Agreement or Investor Group Supplement entered into by the members of such Investor Group in accordance with the terms hereof. “Non-Excluded Taxes” has the meaning set forth in Section 3.08(a). “Non-Funding Committed Note Purchaser” has the meaning set forth in Section 2.02(a). “Other Class A Transaction Expenses” means all amounts payable pursuant to Section 9.05(a) including Class A Amendment Expenses. “Parent” has the meaning specified in the preamble hereto. “Prime Rate” means the rate of interest publicly announced from time to time by a commercial bank mutually agreed upon by the Property Manager and the Special Servicer as its reference rate, base rate or prime rate. “Priority of Payments” means the priority of payments for the application of funds on each Payment Date set forth in Section 2.11 of the Indenture. “Program Support Agreement” means, with respect to any Conduit Investor, any agreement entered into by any Program Support Provider in respect of any Commercial Paper and/or Series 2018-1 Class A Note of such Conduit Investor providing for the issuance of one or more letters of credit for the account of such Conduit Investor, the issuance of one or more insurance policies for which such Conduit Investor is obligated to reimburse the applicable Program Support Provider for any drawings thereunder, the sale by such Conduit Investor to any Program Support Provider of the Series 2018-1 Class A Notes (or portions thereof or interests therein) and/or the making of loans and/or other extensions of credit to such Conduit Investor in connection with such Conduit Investor’s securitization program, together with any letter of credit, insurance policy or other instrument issued thereunder or guaranty thereof (but excluding any discretionary advance facility provided by a Committed Note Purchaser). “Program Support Provider” means, with respect to any Conduit Investor, any financial institutions and any other or additional Person now or hereafter extending credit or having a commitment to extend credit to or for the account of, and/or agreeing to make purchases from, such Conduit Investor in respect of such Conduit Investor’s Commercial Paper and/or Series 2018-1 Class A Note, and/or agreeing to issue a letter of credit or insurance policy or other instrument to support any obligations arising under or in connection with such Conduit Investor’s securitization program as it relates to any Commercial Paper issued by such Conduit Investor, and/or holding equity interests in such Investor, in each case pursuant to a Program Support Agreement, and any guarantor of any such Person. “Qualified Mortgage Loan” means each Mortgage Loan (i) that is secured by one or more Mortgaged Properties that would constitute a Qualified Mortgaged Property, (ii) that pays interest and, if applicable, principal on a monthly basis, and (iii) for which the applicable representations and warranties set forth on Schedule II-A to the Indenture are true and correct as of the date specified in such representation or warranty or, in the event no such date is specified with respect to any such representation or warranty, as of the applicable Transfer Date (except for any such representations and 9 DMSLIBRARY01\32647597 warranties that were not true and correct at such time but for which the Rating Agency Notification Condition was satisfied in connection with such acquisition). “Qualified Mortgaged Properties” means any commercial real estate property held by an Issuer that is a Mortgaged Property (including any Leasehold Mortgaged Property) and (a) with respect to any Mortgaged Property acquired by the Co-Issuers after the Series 2018-1 Closing Date (i) that is not an Environmental Condition Mortgaged Property (which for purposes of this definition shall include any Mortgaged Property for which a Phase II Environmental Assessment or comparable environmental assessment has been conducted, unless such assessment has been completed and has not identified any recognized environmental conditions that require further investigation or remediation, (ii) is not vacant and is either (x) leased pursuant to a “triple net” lease or (y) leased pursuant to a “double net” lease, (iii) that, as of the applicable Transfer Date thereof, (1) the remaining term to maturity of the related lease is no less than five (5) years from such Transfer Date and (2) has an appraisal that meets the applicable requirements set forth in the definition of “Appraised Value” as if such Mortgaged Property were a Qualified Substitute Mortgage Loan or Qualified Substitute Mortgaged Property added to the Collateral Pool, which appraisal has been obtained within 12 months prior to such Transfer Date, (iv) that is leased to a Tenant that is not the subject of any bankruptcy or insolvency proceeding, (v) for which the Fixed Charge Coverage Ratio (as defined in the Property Management Agreement) is greater than 1.00:1.00, and (vi) for which the annual cash income, rent, profit and proceeds derived by the Issuer from the ownership, operation or leasing of such Mortgaged Property is no less than 5% of the Appraised Value of such Mortgaged Property and (b) with respect to all Mortgaged Properties, for which the applicable representations and warranties set forth on Schedule II-B to the Indenture are true and correct as of the date specified in such representation or warranty or, in the event no such date is specified with respect to any such representation or warranty, as of the applicable Transfer Date (except for any such representations and warranties that were not true and correct at such time but for which the Rating Agency Notification Condition was satisfied in connection with such acquisition). “Requirement of Law” means, with respect to any Person or any of its property, the certificate of incorporation or articles of association and bylaws, limited liability company agreement, partnership agreement or other organizational or governing documents of such Person or any of its property, and any law, treaty, rule or regulation, or determination of any arbitrator or Governmental Authority, in each case applicable to, or binding upon, such Person or any of its property or to which such Person or any of its property is subject, whether federal, state, local or foreign (including usury laws, the Federal Truth in Lending Act, state franchise laws and retail installment sales acts). “Retained Interest” has the meaning specified in Section 6.02(a). “Series 2018-1 Class A Advance” and “Series 2018-1 Class A Advances” have the meaning set forth in the recitals hereto. “Series 2018-1 Class A Advance Request” has the meaning specified in Section 7.03(e). “Series 2018-1 Class A Anticipated Repayment Date” means the “Anticipated Repayment Date” as defined in the Series 2018-1 Supplement. “Series 2018-1 Class A Initial Advance” shall mean the initial Series 2018-1 Class A Advance, if any, made pursuant to Section 2.02 on the Series 2018-1 Closing Date. “Series 2018-1 Class A Initial Advance Principal Amount” means the aggregate initial outstanding principal amount of the Series 2018-1 Class A Notes corresponding to the aggregate amount 10 DMSLIBRARY01\32647597 of the Series 2018-1 Class A Initial Advances made on the Series 2018-1 Closing Date pursuant to Section 2.02. “Series 2018-1 Class A Noteholders” means the Investors as Holders of the Series 2018-1 Class A Notes. “Series 2018-1 Class A Notes” means the $50,000,000 Net-Lease Mortgage Variable Funding Notes, Series 2018-1, Class A, issued by the Co-Issuers pursuant to the Indenture, as supplemented by the Series 2018-1 Supplement. The Series 2018-1 Class A Notes shall be Variable Funding Notes that are Class A Notes payable in accordance with the Indenture, the Series 2018-1 Supplement and this Agreement. “Series 2018-1 Class A Notes Fee Letter” means the fee letter, dated on or prior to the Series 2018-1 Closing Date, by and among the Co-Issuers and the Committed Note Purchasers. “Series 2018-1 Class A Notes Maximum Principal Amount” means $50,000,000, as such amount may be reduced pursuant to Section 2.05. “Series 2018-1 Class A Notes Other Amounts” means, as of any date of determination, the aggregate amount of any Breakage Amount, Class A Indemnities, Increased Capital Costs, Increased Costs, Increased Tax Costs and Other Class A Transaction Expenses then due and payable and not previously paid. “Series 2018-1 Class A Notes Upfront Fee” has the meaning set forth in the Series 2018-1 Class A Notes Fee Letter. “Series 2018-1 Class A Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2018-1 Class A Initial Advance Principal Amount, if any, minus (b) the amount of principal payments (whether pursuant to a Decrease, a prepayment, a redemption or otherwise) made on the Series 2018-1 Class A Notes on or prior to such date plus (c) any Increases in the Series 2018-1 Class A Outstanding Principal Amount resulting from Series 2018-1 Class A Advances made on or prior to such date and after the Series 2018-1 Closing Date; provided, that, at no time may the Series 2018-1 Class A Outstanding Principal Amount exceed the Series 2018-1 Class A Notes Maximum Principal Amount. For purposes of the Indenture, the “Series 2018-1 Class A Outstanding Principal Amount” shall be the outstanding principal amount of the Series 2018-1 Class A Notes. “Series 2018-1 Class A Post-ARD Additional Interest” shall mean the interest that accrues on the Series 2018-1 Class A Outstanding Principal Amount at the Series 2018-1 Class A Post-ARD Additional Interest Rate pursuant to the Indenture, the Series 2018-1 Supplement and Section 3.01(c). “Series 2018-1 Class A Post-ARD Additional Interest Rate” shall mean a rate per annum equal to 5.0%, which shall be the “Post-ARD Additional Interest Rate” on the Series 2018-1 Class A Notes for all purposes of the Indenture and the Series 2018-1 Supplement. “Series 2018-1 Class A Undrawn Commitment Fees” has the meaning specified in Section 3.02(c). “Series 2018-1 Closing Date” shall mean the date of this Agreement. “Series 2018-1 Notes” means the Series 2018-1 Class A Notes. 11 DMSLIBRARY01\32647597

“Series 2018-1 Supplement” means the Series 2018-1 Supplement, dated as of the date hereof, to the Indenture, entered into by the Co-Issuers and the Indenture Trustee, pursuant to which the Series 2018-1 Notes are issued. “U.S. Risk Retention Rules” has the meaning specified in Section 6.02(a). “Voluntary Decrease” has the meaning specified in Section 2.02(d). A Voluntary Decrease shall be a “VFN Optional Prepayment” for purposes of the Indenture and the Series 2018-1 Supplement. ARTICLE II PURCHASE AND SALE OF SERIES 2018-1 CLASS A NOTES SECTION 2.01 Series 2018-1 Class A Notes. On the terms and conditions set forth in this Agreement, the Indenture and the Series 2018-1 Supplement, and in reliance on the representations, warranties, covenants and agreements set forth herein and therein, the Co-Issuers shall issue and shall request the Indenture Trustee to authenticate pursuant to Section 2.02(c) of the Indenture, the Series 2018-1 Supplement and the Series 2018-1 Class A Notes, which the Co-Issuers shall deliver to each Funding Agent on behalf of the Investors in the related Investor Group on the Series 2018-1 Closing Date. Such Series 2018-1 Class A Note for each Investor Group shall be dated the Series 2018-1 Closing Date, shall be registered in the name of the related Funding Agent or its nominee, as agent for the related Investors, or in such other name or nominee as such Funding Agent may request, shall have a maximum principal amount equal to the Maximum Investor Group Principal Amount for such Investor Group, shall have an initial outstanding principal amount equal to such Investor Group’s Commitment Percentage of the Series 2018-1 Class A Initial Advance Principal Amount, if any, and shall be duly authenticated in accordance with the provisions of Section 2.02(a) of the Indenture. The issuance and sale of the Series 2018-1 Class A Notes to the Series 2018-1 Class A Noteholders shall be subject to satisfaction of the conditions set forth in Section 7.01 in addition to the conditions to the issuance of a Series of Notes set forth in Section 2.04(e) of the Indenture. The Series 2018-1 Class A Notes shall be Variable Funding Notes that are Class A Notes payable in accordance with the Indenture, the Series 2018-1 Supplement and this Agreement. This Agreement shall be a Variable Funding Note Purchase Agreement for all purposes under the Indenture and the Series 2018-1 Supplement. SECTION 2.02 Advances; Voluntary Decreases; Mandatory Decreases. (a) Subject to the terms and conditions of this Agreement, the Indenture and the Series 2018-1 Supplement, including, without limitation, the conditions to the initial extension of credit set forth in Section 7.02 and the conditions to each extension of credit set forth in Section 7.03, each Eligible Conduit Investor, if any, may, in its sole discretion, and if such Eligible Conduit Investor determines that it will not make (or it does not in fact make) an Advance or any portion of an Advance, its related Committed Note Purchaser(s) shall or, if there is no Eligible Conduit Investor with respect to any Investor Group, the Committed Note Purchaser(s) with respect to such Investor Group shall, upon the Co- Issuers’ request for a Borrowing delivered in accordance with the provisions of Section 2.03 and the satisfaction of all conditions precedent thereto, make Advances from time to time during the Commitment Term; provided, that such Advances shall be made ratably by each Investor Group based on their respective Commitment Percentages and the portion of any such Advance made by any Committed Note Purchaser in such Investor Group shall be its Committed Note Purchaser Percentage of the Advances to be made by such Investor Group (or the portion thereof not being made by any Conduit Investor in such Investor Group); provided, further, that if, as a result of any Committed Note Purchaser (a “Non-Funding Committed Note Purchaser”) failing to make any previous Advance that such Non-Funding Committed Note Purchaser was required to make, outstanding Advances are not held ratably by each Investor Group based on their respective Commitment Percentages and among the Committed Note Purchasers within 12 DMSLIBRARY01\32647597 each Investor Group based on their respective Committed Note Purchaser Percentages at the time a request for Advances is made, (x) such Non-Funding Committed Note Purchaser shall make all of such Advances until outstanding Advances are held ratably by each Investor Group based on their respective Commitment Percentages and among the Committed Note Purchasers within each Investor Group based on their respective Committed Note Purchaser Percentages and (y) further Advances shall be made ratably by each Investor Group based on their respective Commitment Percentages and the portion of any such Advance made by any Committed Note Purchaser in such Investor Group shall be its Committed Note Purchaser Percentage of the Advances to be made by such Investor Group (or the portion thereof not being made by any Conduit Investor in such Investor Group); provided, further, that the failure of a Non- Funding Committed Note Purchaser to make Advances pursuant to the immediately preceding proviso shall not, subject to the immediately following proviso, relieve any other Committed Note Purchaser of its obligation hereunder, if any, to make Advances in accordance with Section 2.03(b)(i); provided, further, that, subject, in the case of clause (i) below, to Section 2.03(b)(ii), no Advance shall be required or permitted to be made by any Investor on any date to the extent that, after giving effect to such Advance, (i) the related Investor Group Principal Amount would exceed the related Maximum Investor Group Principal Amount or (ii) the Series 2018-1 Class A Outstanding Principal Amount would exceed the Series 2018-1 Class A Notes Maximum Principal Amount. (b) Notwithstanding anything herein or in any other Transaction Document to the contrary, at no time will a Conduit Investor be obligated to make Advances hereunder. If at any time any Conduit Investor is not an Eligible Conduit Investor, such Conduit Investor shall deliver prompt written notice to the Administrative Agent (who shall promptly notify each Funding Agent and the Co- Issuers) thereof. (c) Each of the Advances to be made on any date shall be made as part of a single borrowing (each such single borrowing being a “Borrowing”). The Advances made as part of the initial Borrowing on the Series 2018-1 Closing Date, if any, will be evidenced by the Series 2018-1 Class A Notes issued in connection herewith and will constitute purchases of Series 2018-1 Class A Initial Advance Principal Amounts corresponding to the amount of such Advances. All of the other Advances will constitute Borrowings evidenced by the Series 2018-1 Class A Notes issued in connection herewith and will constitute purchases of Series 2018-1 Class A Outstanding Principal Amounts corresponding to the amount of such Advances. The Series 2018-1 Class A Outstanding Principal Amounts shall be the aggregate unpaid principal balance and the Class Principal Balances of the Series 2018-1 Class A Notes for all purposes under the Indenture and the Series 2018-1 Supplement. (d) On any Business Day, upon at least three (3) Business Days’ prior written notice to each of the Funding Agents, the Administrative Agent and the Indenture Trustee, the Co-Issuers may decrease the Series 2018-1 Class A Outstanding Principal Amount (each such decrease of the Series 2018-1 Class A Outstanding Principal Amount pursuant to this Section 2.02(d), a “Voluntary Decrease”) by depositing with the Administrative Agent an amount equal to such Voluntary Decrease not later than 12:00 noon (New York City time) on the date specified as the decrease date in the prior written notice referred to above and providing a written report to the Administrative Agent (with a copy to the Indenture Trustee) directing the Administrative Agent to distribute to each Investor Group pro rata according to the portion of the Series 2018-1 Class A Outstanding Principal Amount allocable to each Investor Group (which report shall include the calculation of such amounts and wiring instructions for the distributions thereof); provided, that to the extent the deposit with the Administrative Agent described above is not made by 12:00 noon (New York City time) on a Business Day, the same shall be deemed to be deposited on the following Business Day. Any associated Series 2018-1 Class A Breakage Amounts incurred as a result of such decrease (calculated in accordance with this Agreement) shall be deposited with the Administrative Agent for allocation pursuant to the report referred to above (other than if the decrease has occurred in connection with an E.U. Retention Regulatory Change Event). Each such Voluntary 13 DMSLIBRARY01\32647597

Decrease in respect of any Advances shall be either (i) in an aggregate minimum principal amount of $200,000 and integral multiples of $100,000 in excess thereof or (ii) in such other amount necessary to reduce the Series 2018-1 Class A Outstanding Principal Amount to zero. The failure to pay the amount of any Voluntary Decrease on the date specified as the decrease date in the related notice shall not constitute an Event of Default under the Indenture, and any amounts deposited with the Series Administrative Agent for application in the manner set forth above shall only be so deposited to the extent available in accordance with the Priority of Payments. (e) Subject to the terms of this Agreement and the Series 2018-1 Supplement, the aggregate principal amount of the Advances evidenced by the Series 2018-1 Class A Notes may be increased by Borrowings or decreased by Voluntary Decreases, Mandatory Decreases and such other amounts that are paid on the Series 2018-1 Class A Notes pursuant to the Priority of Payments from time to time. (f) In the event that any reallocation of the Series 2018-1 Class A Outstanding Principal Amount required to be made to ensure that the Series 2018-1 Class A Outstanding Principal Amount attributable to each Investor Group is pro rata based on its respective Commitment Percentage would give rise to Series 2018-1 Class A Breakage Amounts, the related breakage shall occur with respect to the applicable Advance closest to maturity. SECTION 2.03 Borrowing Procedures. (a) Whenever the Co-Issuers wish to make a Borrowing, the Co-Issuers shall (or shall cause the Property Manager on their behalf to) by written notice in the form of an Advance Request, notify (for which purpose electronic means shall be sufficient) the Administrative Agent (who shall promptly, and in any event by 4:00 p.m. (New York City time) on the same Business Day as its receipt of the same, notify each Funding Agent of its pro rata share thereof (or other required share, as required pursuant to Section 2.02(a)) and notify the Indenture Trustee in writing of such Borrowing) by written notice in the form of an Advance Request delivered to the Administrative Agent no later than 12:00 p.m. (New York City time) two (2) Business Days (or, in the case of any Eurodollar Advances for purposes of Section 3.01(b), two (2) Eurodollar Business Days) prior to the date of such Borrowing (unless a shorter period is agreed upon by the Administrative Agent and the Funding Agents), which date of Borrowing shall be a Business Day during the Commitment Term. Each such Advance Request shall be irrevocable and shall in each case refer to this Agreement and specify (i) the Borrowing date, (ii) the aggregate amount of the requested Borrowing to be made on such date, and (iii) sufficient instructions for application of the balance, if any, of the proceeds of such Borrowing on the Borrowing date (which proceeds shall be made available to the Co-Issuers). Requests for any Borrowing may not be made in an aggregate principal amount of less than $500,000 or in an aggregate principal amount that is not an integral multiple of $100,000 in excess thereof (or in each case such other amount as agreed to by the Administrative Agent). Subject to the provisos to Section 2.02(a), each Borrowing shall be ratably allocated among the Investor Groups’ respective Maximum Investor Group Principal Amounts. Each Funding Agent shall promptly advise its related Conduit Investor, if any, of any notice given pursuant to this Section 2.03(a) and shall promptly thereafter (but in no event later than 10:00 a.m. (New York City time) on the date of Borrowing) notify the Administrative Agent, the Co-Issuers and the related Committed Note Purchaser(s) whether such Conduit Investor has determined to make all or any portion of the Advances in such Borrowing that are to be made by its Investor Group. On the date of each Borrowing and subject to the other conditions set forth herein and in the Series 2018-1 Supplement, the applicable Investors in each Investor Group shall make available to the Administrative Agent the amount of the Advances in such Borrowing that are to be made by such Investor Group by wire transfer in U.S. Dollars of such amount in same day funds no later than 11:00 a.m. (New York City time) on the date of such Borrowing as instructed in the applicable Advance Request and upon receipt thereof the Series 14 DMSLIBRARY01\32647597

2018-1 Administrative Agent shall make such proceeds available by 5:00 p.m. (New York City time) to the Co-Issuers, as instructed in the applicable Advance Request. (b) (i) The failure of any Committed Note Purchaser to make the Advance to be made by it as part of any Borrowing shall not relieve any other Committed Note Purchaser (whether or not in the same Investor Group) of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but neither the Committed Note Purchaser nor any other Person shall be responsible for the failure of any other Committed Note Purchaser to make the Advance to be made by such other Committed Note Purchaser on the date of any Borrowing and (ii) in the event that one or more Committed Note Purchasers fails to make its Advance by 11:00 a.m. (New York City time) on the date of such Borrowing, the Administrative Agent shall deliver written notice (for which purpose electronic means shall be sufficient) to each of the other Committed Note Purchasers not later than 4:00 p.m. (New York City time) on such Business Day, and each of the other Committed Note Purchasers shall make available to the Administrative Agent a supplemental Advance in a principal amount (such amount, the “reference amount”) equal to the lesser of (a) the aggregate principal Advance that was unfunded multiplied by a fraction, the numerator of which is the Commitment Amount of such Committed Note Purchaser and the denominator of which is the aggregate Commitment Amounts of all Committed Note Purchasers (less the aggregate Commitment Amount of the Committed Note Purchasers failing to make Advances on such date) and (b) the excess of (i) such Committed Note Purchaser’s Commitment Amount over (ii) the product of such Committed Note Purchaser’s related Investor Group Principal Amount multiplied by such Committed Note Purchaser’s Committed Note Purchaser Percentage (after giving effect to all prior Advances on such date of Borrowing) (provided that a Committed Note Purchaser may (but shall not be obligated to), on terms and conditions to be agreed upon by such Committed Note Purchaser and the Administrative Agent, make available to the Administrative Agent a supplemental Advance in a principal amount in excess of the reference amount; provided, however, that no such supplemental Advance shall be permitted to be made to the extent that, after giving effect to such Advance, the Series 2018-1 Class A Outstanding Principal Amount would exceed the Series 2018-1 Class A Notes Maximum Principal Amount). Such supplemental Advances shall be made by wire transfer in U.S. Dollars in same day funds to the Administrative Agent no later than 11:00 a.m. (New York City time) one (1) Business Day following the date of such Borrowing, and upon receipt thereof the Administrative Agent shall by 5:00 p.m. (New York time) make such proceeds available to the Co-Issuers, as instructed in the applicable Advance Request. If any Committed Note Purchaser which shall have so failed to fund its Advance shall subsequently pay such amount, the Administrative Agent shall apply such amount pro rata to repay any supplemental Advances made by the other Committed Note Purchasers pursuant to this Section 2.03(b). (c) Unless the Administrative Agent shall have received notice from a Funding Agent prior to the date of any Borrowing that an applicable Investor in the related Investor Group will not make available to the Administrative Agent such Investor’s share of the Advances to be made by such Investor Group as part of such Borrowing, the Administrative Agent may (but shall not be obligated to) assume that such Investor has made such share available to the Administrative Agent on the date of such Borrowing in accordance with Section 2.02(a) and the Administrative Agent may (but shall not be obligated to), in reliance upon such assumption, make available to the Co-Issuers on such date a corresponding amount, and shall, if such corresponding amount has not been made available by such Investor, make available to the Co-Issuers on such date a corresponding amount once such Investor has made such portion available to the Administrative Agent. If and to the extent that any Investor shall not have so made such amount available to the Administrative Agent, such Investor and the Co-Issuers jointly and severally agree to repay (without duplication) to the Administrative Agent on the next Payment Date such corresponding amount (in the case of the Co-Issuers, as a payment of principal in accordance with the Priority of Payments), together with interest thereon, for each day from the date such amount is made available to the Co-Issuers until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Co-Issuers, the interest rate applicable at the time to the Advances comprising such Borrowing 15 DMSLIBRARY01\32647597 and (ii) in the case of such Investor, the Federal Funds Rate and without deduction by such Investor for any withholding taxes. If such Investor shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Investor’s Advance as part of such Borrowing for purposes of this Agreement. (d) After the Co-Issuers deliver an Advance Request for a Borrowing pursuant to Section 2.03 hereof, the Funding Agents, on behalf of the Investors, may, not later than 4:00 p.m. New York City time on the date that is one (1) Business Day prior to the proposed Borrowing date, deliver a written notice (a “Delayed Funding Notice”, and the date of such delivery, the “Delayed Funding Notice Date”) to the Co-Issuers of their intention to fund the related Borrowing (such amount, the “Delayed Amount”) on a date (the date of such funding, the “Delayed Funding Date”) that is on or before the thirty- fifth (35th) day following the date of such request for a Borrowing (or if such day is not a Business Day, then on the next succeeding Business Day) rather than on the requested Borrowing date; provided, that in no event shall the aggregate unfunded Delayed Amount at any time exceed 75% of the Series 2018-1 Class A Notes Maximum Principal Amount. By delivery of a Delayed Funding Notice, each Funding Agent shall be deemed to represent and warrant that (x) charges relating to the “liquidity coverage ratio” under Basel III have been incurred on the related Committed Note Purchaser’s interests or obligations hereunder and (y) it is seeking or has obtained a delayed funding option in transactions similar to the transactions contemplated hereby as of the date of such Delayed Funding Notice. A Funding Agent that delivers a Delayed Funding Notice with respect to any Borrowing date shall be referred to herein as a “Delaying Investor” with respect to such Borrowing date. If the conditions to any Borrowing described in Section 7.03 are satisfied on the requested Borrowing date, there shall be no conditions whatsoever (including, without limitation, the occurrence of an Early Amortization Event, notwithstanding any statement to the contrary in Section 7.03) to the obligation of the Committed Note Purchasers to fund the requested amount on the related Delayed Funding Date. On each Delayed Funding Date, the Delaying Lender shall fund an aggregate amount equal to the Delayed Amount for such Delayed Funding Date; provided that the Co-Issuers shall add additional Qualified Mortgaged Loans or Qualified Mortgaged Properties on the related Delayed Funding Date to the extent necessary to cause the conditions precedent set forth in Section 7.03 to be satisfied after giving effect to the addition of such additional Qualified Mortgaged Loans or Qualified Mortgaged Properties. SECTION 2.04 The Series 2018-1 Class A Notes. On each date an Advance is made, and on each date the outstanding amount thereof is reduced, a duly authorized officer, employee or agent of the related Series 2018-1 Class A Noteholder shall make appropriate notations in its books and records of the amount, evidenced by the related Series 2018-1 Class A Note of such Advance and the amount of such reduction, as applicable. The Co-Issuers hereby authorize each duly authorized officer, employee and agent of such Series 2018-1 Class A Noteholder to make such notations on the books and records as aforesaid and every such notation made in accordance with the foregoing authority shall be prima facie evidence of the accuracy of the information so recorded; provided, however, that in the event of a discrepancy between the books and records of such Series 2018-1 Class A Noteholder and the records maintained by the Indenture Trustee pursuant to the Indenture and the Series 2018-1 Supplement, such discrepancy shall be resolved among such Series 2018-1 Class A Noteholder and the Indenture Trustee, in consultation with the Co-Issuers (provided that such consultation with the Co-Issuers will not in any way limit or delay such Series 2018-1 Class A Noteholder’s and the Indenture Trustee’s ability to resolve such discrepancy), and such resolution shall control in the absence of manifest error; provided further that the failure of any such notation to be made, or any finding that a notation is incorrect, in any such records shall not limit or otherwise affect the obligations of the Co-Issuers under this Agreement, the Indenture or the Series 2018-1 Supplement. SECTION 2.05 Reduction in Commitments. 16 DMSLIBRARY01\32647597

(a) The Co-Issuers may, upon at least three (3) Business Days’ notice to the Administrative Agent (who shall promptly notify the Indenture Trustee, the Controlling Party and each Funding Agent (which will promptly notify each related Investor), effect a permanent reduction in the Series 2018-1 Class A Notes Maximum Principal Amount and a corresponding reduction in each Commitment Amount and Maximum Investor Group Principal Amount on a pro rata basis according to the Maximum Investor Group Principal Amount of each Investor Group; provided that (i) any such reduction will be limited to the undrawn portion of the Commitments such that the Series 2018-1 Class A Outstanding Principal Amount shall not exceed the Series 2018-1 Class A Notes Maximum Principal Amount (after giving effect to any Voluntary Decrease effected pursuant to and in accordance with Section 2.02(d) on such date), (ii) any such reduction must be in a minimum amount of $1,000,000, (iii) after giving effect to such reduction, the Series 2018-1 Class A Notes Maximum Principal Amount equals or exceeds $5,000,000, unless reduced to zero, and (iv) no such reduction shall be permitted if, after giving effect thereto, the aggregate Commitment Amounts would be less than the Series 2018-1 Class A Outstanding Principal Amount. Any reduction made pursuant to this Section 2.05(a) shall be made ratably among the Investor Groups on the basis of their respective Maximum Investor Group Principal Amounts. (b) If any of the following events shall occur, then the Commitment Amounts shall be automatically reduced on the dates and in the amounts set forth below with respect to the applicable event and the other consequences set forth below with respect to the applicable event shall ensue (and the Co-Issuers shall give the Indenture Trustee, each Funding Agent and the Administrative Agent prompt written notice thereof): (i) if the Outstanding Principal Amount of the Series 2018-1 Class A Notes has not been paid in full or otherwise refinanced in full (which refinancing may also include an extension thereof) by the Business Day immediately preceding the Series 2018-1 Class A Anticipated Repayment Date, (x) all undrawn portions of the Commitments shall automatically and permanently terminate and the corresponding portions of the Series 2018-1 Class A Notes Maximum Principal Amount and the Maximum Investor Group Principal Amounts shall be automatically and permanently reduced by a corresponding amount (with respect to the Maximum Investor Group Principal Amounts, on a pro rata basis) and (y) each payment of principal on the Series 2018-1 Class A Outstanding Principal Amount occurring on or following such Business Day shall result automatically in a dollar-for-dollar reduction of the Series 2018-1 Class A Notes Maximum Principal Amount and a corresponding reduction in each Maximum Investor Group Principal Amount on a pro rata basis; (ii) if an Early Amortization Event has occurred and is continuing prior to the Series 2018-1 Class A Anticipated Repayment Date, then (A) on the date such Early Amortization Event occurs, (x) all undrawn portions of the Commitments shall automatically be reduced to zero for so long as such Early Amortization Event has occurred and is continuing, and the corresponding portions of the Series 2018-1 Class A Notes Maximum Principal Amount and the Maximum Investor Group Principal Amounts shall be automatically reduced by a corresponding amount (with respect to the Maximum Investor Group Principal Amounts, on a pro rata basis) and (B) each payment of principal on the Series 2018-1 Class A Outstanding Principal Amount occurring on or after the date on which such Early Amortization Event has occurred and is continuing shall result automatically in a dollar-for-dollar reduction of the Series 2018-1 Class A Notes Maximum Principal Amount and a corresponding reduction in each Maximum Investor Group Principal Amount on a pro rata basis; provided, that if the Early Amortization Event is no longer continuing, the Commitments, Series 2018-1 Class A Notes Maximum Principal Amount and the Maximum Investor Group Principal Amount shall be restored to the full extent reduced pursuant to this subclause (ii) except to the extent voluntarily reduced by the Co-Issuers pursuant to Section 2.05(a); and 17 DMSLIBRARY01\32647597

(iii) if any Event of Default shall occur and be continuing (and shall not have been waived in accordance with the Indenture), the Series 2018-1 Class A Notes Maximum Principal Amount, the Commitment Amounts and the Maximum Investor Group Principal Amounts shall all be automatically and permanently reduced to zero for so long as such Event of Default has occurred and is continuing and the Co-Issuers shall (in accordance with the Indenture) cause the Series 2018-1 Class A Outstanding Principal Amount to be paid in full together with accrued interest, accrued Series 2018-1 Class A Undrawn Commitment Fees, Series 2018-1 Class A Notes Other Amounts and all other amounts then due and payable to the Investors, the Administrative Agent and the Funding Agents under this Agreement and the other Transaction Documents, in each case subject to and in accordance with the provisions of the Indenture, including the Priority of Payments. ARTICLE III INTEREST AND FEES SECTION 3.01 Interest. (a) To the extent that an Advance is funded or maintained by a Conduit Investor through the issuance of Commercial Paper, such Advance shall bear interest at the weighted average daily CP Rate applicable to such Conduit Investor for each applicable Interest Accrual Period. To the extent that, and only for so long as, an Advance is funded or maintained by a Conduit Investor through means other than the issuance of Commercial Paper (based on its determination in good faith that it is unable to raise or is precluded or prohibited from raising, or that it is not advisable to raise, funds through the issuance of Commercial Paper in the commercial paper market of the United States to finance its purchase or maintenance of such Advance or any portion thereof (which determination may be based on any allocation method employed in good faith by such Conduit Investor), including by reason of market conditions or by reason of insufficient availability under any of its Program Support Agreement or the downgrading of any of its Program Support Providers), such Advance shall bear interest at (i) the Base Rate or (ii) if the required notice has been given pursuant to Section 3.01(b) with respect to such Advance, for any Eurodollar Interest Accrual Period, the Eurodollar Rate applicable to such Eurodollar Interest Accrual Period for such Advance, in each case except as otherwise provided in the definition of Eurodollar Interest Accrual Period or in Section 3.03 or 3.04. Each Advance funded or maintained by a Committed Note Purchaser or a Program Support Provider shall bear interest at (i) the Base Rate or (ii) if the required notice has been given pursuant to Section 3.01(b) with respect to such Advance, for any Eurodollar Interest Accrual Period, the Eurodollar Rate applicable to such Eurodollar Interest Accrual Period for such Advance, in each case except as otherwise provided in the definition of Eurodollar Interest Accrual Period or in Section 3.03 or 3.04. By 11:00 a.m. (New York City time) on the third Business Day preceding each Payment Date, each Funding Agent shall notify each of the Administrative Agent, the Property Manager and the Co-Issuers in writing of the applicable weighted average daily CP Rate and the amount of interest accrued for each Advance made by its Investor Group that was funded or maintained through the issuance of Commercial Paper and was outstanding during all or any portion of the Interest Accrual Period ending immediately prior to such Payment Date and of the applicable interest rate for each other Advance for such Interest Accrual Period and of the amount of interest accrued on each other Advance during such Interest Accrual Period. (b) With respect to any Advance (other than one funded or maintained by a Conduit Investor through the issuance of Commercial Paper), so long as no Early Amortization Event, Default or Event of Default has commenced and is continuing, the Co-Issuers may elect that such Advance bear interest at the Eurodollar Rate for any Eurodollar Interest Accrual Period (which shall be a period with a term of, at the election of the Co-Issuers subject to the proviso in the definition of Eurodollar Interest Accrual Period, one month, two months, three months or six months while such 18 DMSLIBRARY01\32647597

Advance is outstanding to the extent provided in Section 3.01(a) by giving notice thereof (including notice of the Co-Issuers’ selection of the term for the applicable Eurodollar Interest Accrual Period) to each Funding Agent prior to 12:00 p.m. (New York City time) on the date which is two (2) Eurodollar Business Days prior to the commencement of such Eurodollar Interest Accrual Period. If such notice is not given in a timely manner, such Advance shall bear interest at the Base Rate. Each such conversion to or continuation of Eurodollar Advances for a new Eurodollar Interest Accrual Period in accordance with this Section 3.01(b) shall be in an aggregate principal amount of $500,000 or an integral multiple of $100,000 in excess thereof. (c) [Reserved] (d) All accrued interest pursuant to Section 3.01(a) shall be due and payable in arrears on each Payment Date in accordance with the applicable provisions of the Indenture. (e) Following the Series 2018-1 Class A Anticipated Repayment Date, the Co- Issuers shall pay additional interest in respect of the Series 2018-1 Class A Outstanding Principal Amount in an amount equal to the Series 2018-1 Class A Post-ARD Additional Interest payable pursuant to Section 2.11 of the Indenture subject to and in accordance with the Priority of Payments. (f) All computations of interest at the CP Rate and the Eurodollar Rate, all computations of Series 2018-1 Class A Post-ARD Additional Interest (other than any accruing on any Base Rate Advances) and all computations of fees shall be made on the basis of a year of 360 days and the actual number of days elapsed. All computations of interest at the Base Rate and all computations of Series 2018-1 Class A Post-ARD Additional Interest accruing on any Base Rate Advances shall be made on the basis of a 360-day year and actual number of days elapsed. Whenever any payment of interest, principal or fees hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day unless specified otherwise in the Indenture and such extension of time shall be included in the computation of the amount of interest owed. Interest shall accrue on each Advance from and including the day on which it is made to but excluding the date of repayment thereof. (g) For purposes of the Series 2018-1 Class A Notes, “Interest Accrual Period” means a period commencing on and including the day that is four (4) Business Days prior to a Payment Date (or, with respect to the initial period following the Series 2018-1 Closing Date, the Series 2018-1 Closing Date) and ending on but excluding the day that is four (4) Business Days prior to the next succeeding Payment Date. SECTION 3.02 Fees. (a) The Co-Issuers shall pay the Administrative Agent for its own account the Administrative Agent Fees (as defined in the Series 2018-1 Class A Notes Fee Letter, collectively, the “Administrative Agent Fees”) in accordance with the terms of the Series 2018-1 Class A Notes Fee Letter and subject to and in accordance with the Priority of Payments. (b) On each Payment Date on or prior to the Commitment Termination Date, the Co-Issuers shall, in accordance with Section 4.01, pay to each Funding Agent, for the account of the related Committed Note Purchaser(s), an undrawn commitment fee calculated daily on the undrawn portion of the Commitments (the “Series 2018-1 Class A Undrawn Commitment Fees”) in accordance with the terms of the Series 2018-1 Class A Notes Fee Letter and subject to and in accordance with the Priority of Payments. The Series 2018-1 Class A Undrawn Commitment Fee will be calculated on an Actual/360 Basis. The Series 2018-1 Class A Undrawn Commitment Fees shall be VFN Undrawn Commitment Fees for all purposes under the Indenture and the Series 2018-1 Supplement. 19 DMSLIBRARY01\32647597

(c) The Co-Issuers shall pay any fees set forth in the Series 2018-1 Class A Notes Fee Letter (including, without limitation, the Series 2018-1 Class A Notes Upfront Fee) subject to and in accordance with the Priority of Payments (other than the Series 2018-1 Class A Notes Upfront Fee which shall be paid by the Co-Issuers on the Series 2018-1 Closing Date). (d) All fees payable pursuant to this Section 3.02 shall be calculated in accordance with Section 3.01(f) and paid on the Payment Date due in accordance with the applicable provisions of the Indenture. Once paid, all fees payable hereunder shall be nonrefundable under all circumstances other than manifest error. SECTION 3.03 Eurodollar Lending Unlawful. If any Investor or Program Support Provider shall determine that any Change in Law makes it unlawful, or any Official Body asserts that it is unlawful, for any such Person to fund or maintain any Advance as a Eurodollar Advance, the obligation of such Person to fund or maintain any such Advance as a Eurodollar Advance shall, upon such determination, forthwith be suspended until such Person shall notify the Administrative Agent, the related Funding Agent and the Co-Issuers that the circumstances causing such suspension no longer exist, and all then-outstanding Eurodollar Advances of such Person shall be automatically converted into Base Rate Advances at the end of the then-current Eurodollar Interest Accrual Period with respect thereto or sooner, if required by such law or assertion. SECTION 3.04 Deposits Unavailable; Alternate Rate of Interest. (a) If the Administrative Agent shall have reasonably determined that: (i) by reason of circumstances affecting the any Committed Note Purchaser’s relevant market, adequate and reasonable means do not exist for ascertaining the interest rate applicable hereunder to the Eurodollar Advances; or (ii) with respect to any interest rate otherwise applicable hereunder to any Eurodollar Advances the Eurodollar Interest Accrual Period for which has not then commenced, Investor Groups holding in the aggregate more than 50% of the Eurodollar Advances have determined that such interest rate will not adequately reflect the cost to them of funding, agreeing to fund or maintaining such Eurodollar Advances for such Eurodollar Interest Accrual Period, then, upon notice from the Administrative Agent (which, in the case of clause (ii) above, the Administrative Agent shall give upon obtaining actual knowledge that such percentage of the Investor Groups have so determined) to the Funding Agents and the Co-Issuers, the obligations of the Investors to fund or maintain any Advance as a Eurodollar Advance after the end of the then-current Eurodollar Interest Accrual Period, if any, with respect thereto shall forthwith be suspended and on the date such notice is given such Advances will convert to Base Rate Advances until the Administrative Agent has notified the Funding Agents and the Co-Issuers that the circumstances causing such suspension no longer exist. (b) If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in Section 3.04(a) have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in Section 3.04(a) have not arisen but the supervisor for the administrator of the London interbank offered rate administered by ICE Benchmark Administration Limited or any other Person that takes over the administration of such rate for U.S. dollars (such page currently being the LIBOR01 page) or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement 20 DMSLIBRARY01\32647597 identifying a specific date after which such London interbank offered rate shall no longer be used for determining interest rates for loans, then the Administrative Agent and the Co-Issuers shall endeavor to establish an alternate rate of interest to such London interbank offered rate to be applied in determining the Eurodollar Funding Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement including, without limitation, to the definition of “Eurodollar Funding Rate” set forth herein, to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable; provided, that if such alternate rate of interest shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. Notwithstanding anything to the contrary in Section 9.01, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five (5) Business Days of the date notice of such alternate rate of interest is provided to the Investor Groups, written notice from Investor Groups holding more than (i) if no single Investor Group holds more than 50% of the Commitments, 50% of the Commitments or (ii) if a single Investor Group holds more than 50% of the Commitments, two-thirds of the Commitments, stating that such Investor Groups reasonably object to such amendment. SECTION 3.05 Increased Costs, etc. The Co-Issuers agree to reimburse each Investor and any Program Support Provider (each, an “Affected Person”) for any increase in the cost of, or any reduction in the amount of any sum receivable by any such Affected Person, including reductions in the rate of return on such Affected Person’s capital, in respect of funding or maintaining (or of its obligation to fund or maintain) any Advances that arise in connection with any Change in Law which shall: (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Affected Person (except any such reserve requirement reflected in the Eurodollar Rate); or (ii) impose on any Affected Person or the London interbank market any other condition affecting this Agreement or Eurodollar Advances made by such Affected Person; except for such Changes in Law with respect to increased capital costs and Class A Taxes which shall be governed by Sections 3.07 and 3.08, respectively (whether or not amounts are payable thereunder in respect thereof). Each such demand shall be provided to the related Funding Agent and the Co-Issuers in writing and shall state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Affected Person for such increased cost or reduced amount of return; provided that any such demand claiming reimbursement for increased costs resulting from a Change in Law described in clause (i) or (ii) above shall, in addition, state the basis upon which such amount has been calculated and certify that such Affected Person’s method of allocating such costs is fair and reasonable and that such Affected Person’s demand for payment of such costs hereunder, and such method of allocation, is consistent with, or more favorable than, its treatment of other borrowers which, as a credit matter, are substantially similar to the Co-Issuers and which are subject to similar provisions. Such additional amounts (“Increased Costs”) shall be paid by the Co-Issuers to the Administrative Agent as Series 2018-1 Class A Notes Other Amounts, subject to and in accordance with the Priority of Payments, on the Payment Date following the Collection Period in which such written notice is received, and by the Administrative Agent to such Funding Agent pursuant to written direction and by such Funding Agent directly to such Affected Person, and such notice shall, in the absence of manifest error, be conclusive and binding on the Co-Issuers; provided that with respect to any notice given to the Co-Issuers under this Section 3.05 the Co-Issuers shall not be under any obligation to pay any amount with respect to any period prior to the date that is nine (9) months prior to such demand; provided further that if the Change 21 DMSLIBRARY01\32647597 in Law giving rise to such Increased Costs is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof. (b) For purposes of this Agreement, including, without limitation, this Section 3.05 and Section 3.07, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all regulations, requests, guidelines or directives issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case, pursuant to Basel III, are deemed to have gone into effect and been adopted subsequent to the date hereof. SECTION 3.06 Funding Losses. In the event any Affected Person shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Affected Person to fund or maintain any portion of the principal amount of any Advance as a Eurodollar Advance) as a result of: (a) any conversion, repayment, prepayment or redemption (for any reason, including, without limitation, as a result of any Voluntary Decrease or the acceleration of the maturity of such Eurodollar Advance) of the principal amount of any Eurodollar Advance on a date other than the scheduled last day of the Eurodollar Interest Accrual Period applicable thereto; (b) any Advance not being funded or maintained as a Eurodollar Advance after a request therefor has been made in accordance with the terms contained herein (for a reason other than the failure of such Affected Person to make an Advance after all conditions thereto have been met); or (c) any failure of the Co-Issuers to make a Voluntary Decrease, prepayment or redemption with respect to any Eurodollar Advance after giving notice thereof pursuant to the applicable provisions of the Indenture; then, upon the written notice (which shall include calculations in reasonable detail) of any Affected Person to the related Funding Agent and the Co-Issuers, the Co-Issuers shall pay to the Administrative Agent, in the form of Series 2018-1 Class A Notes Other Amounts, subject to and in accordance with the Priority of Payments on the Payment Date following the Collection Period in which such written notice is received, and by the Administrative Agent to such Funding Agent pursuant to written direction and such Funding Agent shall pay directly to such Affected Person such amount (“Breakage Amount” or “Series 2018-1 Class A Breakage Amount”) as will (in the reasonable determination of such Affected Person) reimburse such Affected Person for such loss or expense. With respect to any notice given to the Co- Issuers under this Section 3.06 the Co-Issuers shall not be under any obligation to pay any amount with respect to any period prior to the date that is nine (9) months prior to such notice. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Co-Issuers. SECTION 3.07 Increased Capital or Liquidity Costs. If any Change in Law affects or would affect the amount of capital or liquidity required or reasonably expected to be maintained by any Affected Person or any Person controlling such Affected Person and such Affected Person reasonably determines, in its sole discretion, that the rate of return on its or such controlling Person’s capital as a consequence of its commitment hereunder or under a Program Support Agreement or the Advances made or issued by such Affected Person is reduced to a level below that which such Affected Person or such controlling Person would have achieved but for the occurrence of any such circumstance, then, in any such case after notice from time to time by such Affected Person to the related Funding Agent and the 22 DMSLIBRARY01\32647597

Co-Issuers, the Co-Issuers shall pay to the Administrative Agent, in the form of Series 2018-1 Class A Notes Other Amounts, subject to and in accordance with the Priority of Payments, on the Payment Date following the Collection Period in which the Co-Issuers receives such written notice, and by the Administrative Agent pursuant to written direction to such Funding Agent and such Funding Agent shall pay to such Affected Person, such amounts (“Increased Capital Costs”) as will be sufficient to compensate such Affected Person or such controlling Person for such reduction in rate of return on its or such Controlling Person’s capital as a consequence of its commitment hereunder or under a Program Support Agreement or the Advances made or issued by such Affected Person; provided that with respect to any notice given to the Co-Issuers under this Section 3.07 the Co-Issuers shall not be under any obligation to pay any amount with respect to any period prior to the date that is nine (9) months prior to such notice; provided, further, if the Change in Law giving rise to such Increased Capital Costs is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof). A statement of such Affected Person as to any such additional amount or amounts (including calculations thereof in reasonable detail), in the absence of manifest error, shall be conclusive and binding on the Co-Issuers. In determining such additional amount, such Affected Person may use any method of averaging and attribution that it (in its reasonable discretion) shall deem applicable so long as it applies such method to other similar transactions. SECTION 3.08 Taxes. (a) Except as otherwise required by law, all payments by the Co-Issuers of principal of, and interest on, the Advances and all other amounts payable hereunder (including fees) shall be made free and clear of and without deduction or withholding for or on account of any present or future income, excise, documentary, property, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges in the nature of a tax imposed by any taxing authority including all interest, penalties or additions to tax and other liabilities with respect thereto (all such taxes, fees, duties, withholdings and other charges, and including all interest, penalties or additions to tax and other liabilities with respect thereto, being called “Class A Taxes”), but excluding in the case of any Affected Person (i) net income, franchise (imposed in lieu of net income) or similar taxes (and including branch profits or alternative minimum taxes) and any other Class A Taxes imposed or levied on the Affected Person as a result of a present or former connection between the Affected Person and the jurisdiction of the governmental authority imposing such Class A Taxes (or any political subdivision or taxing authority thereof or therein) (other than any such connection arising solely from such Affected Person having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Transaction Document), (ii) any withholding tax that is imposed on amounts payable to the Affected Person at the time the Affected Person becomes a party to this Agreement (or designates a new lending office), except to the extent that such Affected Person (or its assignor, if any) was already entitled, at the time of the designation of the new lending office (or assignment), to receive additional amounts from the Co-Issuers with respect to such withholding tax pursuant to this Section 3.08, (iii) any taxes imposed under FATCA, (iv) any backup withholding tax and (v) any Class A Taxes imposed as a result of such Affected Person’s failure to comply with Section 3.08(d) (such Class A Taxes not excluded by (i), (ii), (iii), (iv) and (v) above being called “Non-Excluded Taxes”). If any Class A Taxes are imposed and required by law to be withheld or deducted from any amount payable by the Co-Issuers hereunder to an Affected Person, then, (x) the Co-Issuers shall withhold the amount of such Class A Taxes from such payment (as increased, if applicable, pursuant to the following clause (y)) and shall pay such amount, subject to and in accordance with the Priority of Payments, to the taxing authority imposing such Class A Taxes in accordance with applicable law and (y) if such Class A Taxes are Non-Excluded Taxes, the amount of the payment shall be increased so that such payment is made, after withholding or deduction for or on account of such Non-Excluded Taxes, in an amount that is equal to the sum that would have been received by the Affected Person had no such deduction or withholding been required. 23 DMSLIBRARY01\32647597

(b) Moreover, if any Non-Excluded Taxes are directly asserted against any Affected Person with respect to any payment received by such Affected Person from the Co-Issuers or otherwise in respect of any Transaction Document or the transactions contemplated therein, such Affected Person may pay such Non-Excluded Taxes and the Co-Issuers shall pay to the Administrative Agent, in the form of Series 2018-1 Class A Notes Other Amounts, subject to and in accordance with the Priority of Payments, on the Payment Date following the Collection Period in which the related Funding Agent and the Co-Issuers receive written notice stating the amount of such Non-Excluded Taxes (including the calculation thereof in reasonable detail), which the Administrative Agent shall then pay, pursuant to written direction, to such Funding Agent, who shall then pay directly to such Affected Persons such additional amounts (collectively, “Increased Tax Costs,” which term shall include all amounts payable by or on behalf of the Co-Issuers pursuant to this Section 3.08) as is necessary in order that the net amount received by such Affected Person after the payment of such Non-Excluded Taxes (including any Non- Excluded Taxes on such Increased Tax Costs) shall equal the amount such Person would have retained had no such Non-Excluded Taxes been asserted. Any amount payable to an Affected Person under this Section 3.08 shall be reduced by, and Increased Tax Costs shall not include, the amount of incremental damages (including Class A Taxes) due or payable by the Co-Issuers as a direct result of such Affected Person’s failure to demand from the Co-Issuers additional amounts pursuant to this Section 3.08 within 180 days from the date on which the related Non-Excluded Taxes were incurred. (c) As promptly as practicable after the payment of any Class A Taxes by the Co-Issuer, and in any event within thirty (30) days of any such payment being due, the Co-Issuers shall furnish to each applicable Affected Person or its agents a certified copy of an official receipt (or other documentary evidence reasonably satisfactory to such Affected Person and agents) evidencing the payment of such Class A Taxes to the extent the Co-Issuers are responsible for the payment of such Class A Taxes. If the Co-Issuers, when required to do so in accordance with applicable law, fail to pay any Class A Taxes when due to the appropriate taxing authority or fail to remit to the Affected Persons or their agents the required receipts (or such other documentary evidence), the Co-Issuers shall indemnify (by depositing such amounts into the Collection Account, to be distributed subject to and in accordance with the Priority of Payments) each Affected Person and its agents for any Non-Excluded Taxes (for the avoidance of doubt, without duplication for any amounts payable under Section 3.08(b)) that any such Affected Person or its agents actually pays to a taxing authority as a result of any such failure. (d) Each Affected Person and Funding Agent on or prior to the date it becomes a party to this Agreement or within a reasonable period of time (and in any event within thirty (30) days) following a written request by a Co-Issuer or the Administrative Agent, shall deliver to the Co- Issuers and the Administrative Agent a duly executed copy of United States Internal Revenue Service Form W-8BEN, Form W-8BEN-E, Form W-8ECI, Form W-8IMY or Form W-9, as applicable, or applicable successor form (together with all required attachments), or such other forms or documents (or successor forms or documents), appropriately completed and executed, as may be applicable and as will permit the Co-Issuers or the Administrative Agent, in their reasonable determination, to establish the extent to which a payment to such Affected Person is exempt from or eligible for a reduced rate of withholding or deduction of United States federal withholding taxes, including but not limited to such information necessary to claim the benefits of the exemption for portfolio interest under Section 881(c) of the Code, and to determine whether or not such Affected Person or Funding Agent is subject to backup withholding or information reporting requirements. Without limiting the foregoing, promptly following the receipt of a written request by the Co-Issuers or the Administrative Agent, each Affected Person and Funding Agent shall deliver to the Co-Issuers and the Administrative Agent any other forms or documents (or successor forms or documents) appropriately completed and executed, as may be applicable to establish the extent to which a payment to such Affected Person or Funding Agent is exempt from withholding or deduction of Non-Excluded Taxes other than United States federal withholding taxes. The Co-Issuers shall not be required to pay any increased amount under Section 3.08(a) or Section 24 DMSLIBRARY01\32647597

3.08(b) to an Affected Person in respect of the withholding or deduction of United States federal withholding taxes or other Non-Excluded Taxes imposed as the result of the failure or inability (other than as a result of a Change in Law) of such Affected Person to comply with the requirements set forth in this Section 3.08(d). The Co-Issuers and the Administrative Agent (or other withholding agent selected by the Co-Issuers) may rely on any form or document provided pursuant to this Section 3.08(d) until notified otherwise by the Affected Person or the Funding Agent that delivered such form or document. Notwithstanding anything to the contrary, no Affected Person or Funding Agent shall be required to deliver any documentation that it is not legally eligible to deliver as a result of a change in applicable law after the time the Affected Person or Funding Agent becomes a party to this Agreement (or designates a new lending office). (e) If a payment made to an Affected Person or Funding Agent pursuant to this Agreement would be subject to United States federal withholding tax imposed by FATCA if such Affected Person or Funding Agent were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Affected Person or Funding Agent shall deliver to the Co-Issuers and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Co-Issuers or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Co- Issuers or the Administrative Agent as may be necessary for the Co-Issuers and the Administrative Agent to comply with its obligations under FATCA and to determine that such Affected Person or Funding Agent has complied with such Affected Person’s or Funding Agent’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (e), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (f) Each Affected Person and Funding Agent agrees that if any form or certification it previously delivered in accordance with paragraphs (d) or (e) above expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Co- Issuers and the Administrative Agent in writing of its legal inability to do so. (g) Prior to the Series 2018-1 Closing Date, the Administrative Agent will provide the Co-Issuers with either (i) a properly executed and completed U.S. Internal Revenue Service Form W-9, or (ii) (A) with respect to any amounts payable to the Administrative Agent for its own account, a properly executed and completed U.S. Internal Revenue Service Form W-8ECI, and (B) with respect to all other amounts, a properly executed and completed U.S. Internal Revenue Service Form W- 8IMY certifying that it is a U.S. branch and that it is using such form as evidence of its agreement with the Co-Borrowers to be treated as a United States person with respect to such payments. (h) If an Affected Person determines, in its sole reasonable discretion, that it has received a refund of any Non-Excluded Taxes as to which it has been indemnified pursuant to this Section 3.08 or as to which it has been paid additional amounts pursuant to this Section 3.08, it shall promptly notify the Co-Issuers in writing of such refund and shall pay over such refund to the Co-Issuers (but only to the extent of indemnity payments made or additional amounts paid to such Affected Person under this Section 3.08 with respect to the Non-Excluded Taxes giving rise to such refund), net of all out- of-pocket expenses (including the net amount of Class A Taxes, if any, imposed on or with respect to such refund or payment) of the Affected Person and without interest (other than any interest paid by the relevant taxing authority that is directly attributable to such refund of such Non-Excluded Taxes); provided that the Co-Issuers, immediately upon the request of the Affected Person to the Co-Issuers (which request shall include a calculation in reasonable detail of the amount to be repaid), agrees to repay the amount of the refund (and any applicable interest) (plus any penalties, interest or other charges imposed by the relevant taxing authority with respect to such amount) to the Affected Person in the event 25 DMSLIBRARY01\32647597 the Affected Person is required to repay such refund to such taxing authority. This Section 3.08(g) shall not be construed to require the Affected Person to make available its tax returns (or any other information relating to its Class A Taxes that it deems confidential) to the Co-Issuers or any other Person. (i) If any Governmental Authority asserts that the Co-Issuers or the Administrative Agent or other withholding agent did not properly withhold or backup withhold, as the case may be, any Class A Taxes from payments made to or for the account of any Affected Person, then to the extent such improper withholding or backup withholding was directly caused by such Affected Person’s actions or inactions, such Affected Person shall indemnify the Co-Issuers, the Indenture Trustee and the Administrative Agent for any Class A Taxes imposed by any jurisdiction as a result of such actions or inactions, and costs and expenses (including attorney costs) of the Co-Issuers, the Indenture Trustee and the Administrative Agent. The obligation of the Affected Persons, severally, under this Section 3.08 shall survive any assignment of rights by, or the replacement of, an Affected Person or the termination of the aggregate Commitments, repayment of all other obligations hereunder and the resignation of the Administrative Agent. (j) The Administrative Agent, the Indenture Trustee, the Co-Issuers or any other withholding agent may deduct and withhold any Class A Taxes required by any laws to be deducted and withheld from any payments. SECTION 3.09 Change of Lending Office. Each Committed Note Purchaser agrees that, upon the occurrence of any event giving rise to the operation of Section 3.05 or 3.07 or the payment of additional amounts to it under Section 3.08(a) or (b), in each case with respect to an Affected Person in such Committed Note Purchaser’s Investor Group, it will, if requested by the Co-Issuers, use reasonable efforts (subject to overall policy considerations of such Committed Note Purchaser) to designate, or cause the designation of, another lending office for any Advances affected by such event with the object of avoiding the consequences of such event; provided that such designation is made on terms that, in the sole judgment of such Committed Note Purchaser, cause such Committed Note Purchaser and its lending office(s) or the related Affected Person to suffer no economic, legal or regulatory disadvantage; and provided, further, that nothing in this Section 3.09 shall affect or postpone any of the obligations of the Co-Issuers or the rights of any Committed Note Purchaser pursuant to Section 3.05, 3.07 and 3.08. If a Committed Note Purchaser notifies the Co-Issuers in writing that such Committed Note Purchaser will be unable to designate, or cause the designation of, another lending office, the Co-Issuers may replace every member (but not any subset thereof) of such Committed Note Purchaser’s entire Investor Group by giving written notice to each member of such Investor Group and the Administrative Agent designating one or more Persons that are willing and able to purchase each member of such Investor Group’s rights and obligations under this Agreement for a purchase price that with respect to each such member of such Investor Group will equal the amount owed to each such member of such Investor Group with respect to the Series 2018-1 Class A Notes (whether arising under the Indenture, this Agreement, the Series 2018-1 Class A Notes or otherwise). Upon receipt of such written notice, each member of such Investor Group shall assign its rights and obligations under this Agreement pursuant to and in accordance with Sections 9.17(a), (b) and (c), as applicable, in consideration for such purchase price and at the reasonable expense of the Co-Issuers (including, without limitation, the reasonable documented fees and out-of-pocket expenses of counsel to each such member); provided, however, that no member of such Investor Group shall be obligated to assign any of its rights and obligations under this Agreement if the purchase price to be paid to such member is not at least equal to the amount owed to such member with respect to the Series 2018-1 Class A Notes (whether arising under the Indenture, this Agreement, the Series 2018-1 Class A Notes or otherwise). 26 DMSLIBRARY01\32647597

ARTICLE IV OTHER PAYMENT TERMS SECTION 4.01 Time and Method of Payment (Amounts Distributed by the Administrative Agent). Except as otherwise provided in Section 4.02, all amounts payable to any Funding Agent or Investor hereunder or with respect to the Series 2018-1 Class A Notes shall be made by the Co- Issuers pursuant to written direction or the Determination Date Report to the Administrative Agent for the benefit of the applicable Person, by wire transfer of immediately available funds in Dollars not later than 1:00 p.m. (New York City time) on the date due. The Administrative Agent will promptly, and in any event no later than 5:00 p.m. (New York City time) on the second Business Day following its receipt or deemed receipt of the same, distribute to the applicable Funding Agent for the benefit of the applicable Person, or upon the order of the applicable Funding Agent for the benefit of the applicable Person, in each case pursuant to written direction, in an amount equal to its pro rata share (or other applicable share as provided herein) of such payment by wire transfer in like funds as received. The Co-Issuers’ obligations hereunder in respect of any amounts payable to any Investor shall be discharged to the extent funds are disbursed by any Co-Issuer to the Administrative Agent as provided herein or by the Indenture Trustee in accordance with Section 4.02 whether or not such funds are properly applied by the Administrative Agent or by the Indenture Trustee. The Administrative Agent’s obligations hereunder in respect of any amounts payable to any Investor shall be discharged to the extent funds are disbursed by the Administrative Agent to the applicable Funding Agent as provided herein whether or not such funds are properly applied by such Funding Agent. SECTION 4.02 Order of Distributions (Amounts Distributed by the Indenture Trustee). Subject to the application of Section 9.18(c)(ii) to Defaulting Investors, any amounts deposited into the Debt Service Sub-Account in respect of accrued interest or undrawn commitment fees, but excluding amounts allocated for the purpose of reducing the Series 2018-1 Class A Outstanding Principal Amount, shall be distributed by the Indenture Trustee under the Indenture on the date due and payable under the Indenture and in the manner provided therein, to the Series 2018-1 Class A Noteholders of record on the applicable Record Date, ratably in proportion to the respective amounts due to such payees at each applicable level of the Priority of Payments in accordance with the applicable Determination Date Report. Subject to the application of Section 9.18(c)(ii) to Defaulting Investors, any amounts deposited into the Series Account for the Series 2018-1 Class A Notes for the purpose of reducing the Series 2018-1 Class A Outstanding Principal Amount shall be distributed by the Indenture Trustee under the Indenture on the date due and payable under the Indenture and in the manner provided therein, to the Series 2018-1 Class A Noteholders of record on the applicable Record Date, to the Series 2018-1 Class A Noteholders in respect of their outstanding Advances, ratably in proportion thereto. Any amounts distributed to the Administrative Agent for disbursement to the applicable Funding Agent as provided herein pursuant to the Priority of Payments in respect of any other amounts related to the Class A Notes shall be distributed by the Administrative Agent in accordance with Section 4.01 on the date such amounts are due and payable hereunder to the applicable Series 2018-1 Class A Noteholders and/or the Administrative Agent for its own account, as applicable, ratably in proportion to the respective aggregate of such amounts due to such payees. (ii) At all times on and after the Commitment Termination Date, principal payments shall be due and payable on the Series 2018-1 Class A Notes as and when amounts are made available for payment thereof on each Payment Date during such period in accordance with Section 2.11 of the Indenture, in the amount so made available. Such payments shall be allocated among the Series 2018-1 27 DMSLIBRARY01\32647597

Class A Noteholders, in accordance with the order of distribution of principal payments set forth in this Section 4.02. ARTICLE V THE ADMINISTRATIVE AGENT AND THE FUNDING AGENTS SECTION 5.01 Authorization and Action of the Administrative Agent. Each of the Investors and the Funding Agents hereby designates and appoints Barclays Bank PLC, as Administrative Agent hereunder, and hereby authorizes the Administrative Agent to take such actions as agent on their behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of this Agreement together with such powers as are reasonably incidental thereto. The Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Investor or any Funding Agent, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Administrative Agent shall be read into this Agreement or otherwise exist for the Administrative Agent. In performing its functions and duties hereunder, the Administrative Agent shall act solely as agent for the Investors and the Funding Agents and does not assume nor shall it be deemed to have assumed any obligation or relationship of trust or agency with or for any Co-Issuers or any of its successors or assigns. The provisions of this Article (other than the rights of the Co-Issuers set forth in Section 5.07) are solely for the benefit of the Administrative Agent, the Investors and the Funding Agents, and the Co-Issuers shall not have any rights as a third party beneficiary of any such provisions. The Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, exposes the Administrative Agent to personal liability or that is contrary to this Agreement or any Requirement of Law. The appointment and authority of the Administrative Agent hereunder shall terminate upon the indefeasible payment in full of the Series 2018- 1 Class A Notes and all other amounts owed by the Co-Issuers hereunder to the Administrative Agent and all members of the Investor Groups (the “Aggregate Unpaids”) and termination in full of all Commitments. SECTION 5.02 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The exculpatory provisions of this Article shall apply to any such agents or attorneys-in-fact and shall apply to each of their respective activities as the Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it in good faith. SECTION 5.03 Exculpatory Provisions. Neither the Administrative Agent nor any of its directors, managers, officers, agents or employees shall be (a) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person’s own gross negligence or willful misconduct as determined by a court of competent jurisdiction by a final and nonappealable judgment), or (b) responsible in any manner to any Investor or any Funding Agent for any recitals, statements, representations or warranties made by any Co-Issuer, the Property Manager or Parent contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement for the due execution, legality, value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of the Co-Issuers, the Property Manager or Parent to perform its obligations hereunder, or for the satisfaction of any condition specified in Article VII. The Administrative Agent shall not be under any obligation to any Investor or any Funding Agent to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Co-Issuers. The Administrative Agent shall not be deemed to have knowledge of 28 DMSLIBRARY01\32647597 any Early Amortization Event, Default or Event of Default unless the Administrative Agent has received notice in writing of such event from any Co-Issuer, any Investor or any Funding Agent. SECTION 5.04 Reliance. The Administrative Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Co-Issuers), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of any Investor or any Funding Agent as it deems appropriate or it shall first be indemnified to its satisfaction by any Investor or any Funding Agent; provided that unless and until the Administrative Agent shall have received such advice, the Administrative Agent may take or refrain from taking any action, as the Administrative Agent shall deem advisable and in the best interests of the Investors and the Funding Agent. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of Investor Groups holding more than 50% of the Commitments and such request and any action taken or failure to act pursuant thereto shall be binding upon the Investors and the Funding Agents. SECTION 5.05 Non-Reliance on the Administrative Agent and Other Purchasers. Each of the Investors and the Funding Agents expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including, without limitation, any review of the affairs of the Co-Issuers, shall be deemed to constitute any representation or warranty by the Administrative Agent. Each of the Investors and the Funding Agent represents and warrants to the Administrative Agent that it has and will, independently and without reliance upon the Administrative Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of, and investigation into, the business, operations, property, prospects, financial and other conditions and creditworthiness of the Co-Issuers and made its own decision to enter into this Agreement. SECTION 5.06 The Administrative Agent in its Individual Capacity. The Administrative Agent and any of its Affiliates may make loans to, accept deposits from, and generally engage in any kind of business with any Co-Issuer or any Affiliate of any Co-Issuer as though the Administrative Agent were not the Administrative Agent hereunder. SECTION 5.07 Successor Administrative Agent; Defaulting Administrative Agent. (a) The Administrative Agent may, upon thirty (30) days’ notice to the Co- Issuers and each of the Investors and the Funding Agents, and the Administrative Agent will, upon the direction of Investor Groups holding 100% of the Commitments (excluding any Commitments held by Defaulting Investors), resign as the Administrative Agent, as applicable. If the Administrative Agent shall resign, then the Investor Groups holding more than (i) if no single Investor Group holds more than 50% of the Commitments, 50% of the Commitments or (ii) if a single Investor Group holds more than 50% of the Commitments, two thirds of the Commitments (excluding any Commitments held by the resigning Administrative Agent or its Affiliates, and if all Commitments are held by the resigning Administrative Agent or its Affiliates, then the Co-Issuers), during such 30-day period, shall appoint an Affiliate of a member of the Investor Groups as a successor administrative agent, subject to the consent of (i) the Co-Issuers at all times other than while an Event of Default has occurred and is continuing (which consent of the Co-Issuers shall not be unreasonably withheld or delayed), and (ii) the Controlling Party (which consent of the Controlling Party shall not be unreasonably withheld or delayed); provided that the 29 DMSLIBRARY01\32647597

Commitment of any Defaulting Investor shall be disregarded in the determination of whether any threshold percentage of Commitments has been met under this Section 5.07(a). If for any reason no successor Administrative Agent is appointed by the Investor Groups during such 30-day period, then effective upon the expiration of such 30-day period, the Co-Issuers shall make (or cause to be made) all payments in respect of the Aggregate Unpaids or under any fee letter delivered in connection herewith (including, without limitation, the Series 2018-1 Class A Notes Fee Letter) directly to the Funding Agents, and the Co-Issuers for all purposes shall deal directly with the Funding Agents until such time, if any, as a successor administrative agent is appointed as provided above, and the Co-Issuers shall instruct the Indenture Trustee in writing accordingly. After the retiring Administrative Agent’s resignation hereunder as the Administrative Agent, the provisions of Section 9.05 and this Article V shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement. (b) The Co-Issuers may, upon the occurrence of any of the following events with respect to the Administrative Agent (any such event with respect to the Administrative Agent, a “Defaulting Agent Event” of the Administrative Agent) seek and with the consent of Investor Groups holding more than (i) if no single Investor Group holds more than 50% of the Commitments, 50% of the Commitments or (ii) if a single Investor Group holds more than 50% of the Commitments, two thirds of the Commitments, to remove the Administrative Agent and, upon such removal, the Investor Groups holding more than 50% of the Commitments in the case of clause (i) above or two thirds of the Commitments in the case of clause (ii) above (provided that the Commitment of any Defaulting Investor shall be disregarded in the determination of whether any threshold percentage of Commitments has been met under this Section 5.07(b)) shall appoint an Affiliate of a member of the Investor Groups as a successor administrative agent, subject to the consent of (x) the Co-Issuers at all times other than while an Event of Default has occurred and is continuing (which consent of the Co-Issuers shall not be unreasonably withheld or delayed) and (y) the Controlling Party (which consent of the Controlling Party shall not be unreasonably withheld or delayed): (i) an Event of Bankruptcy with respect to the Administrative Agent; (ii) if the Person acting as Administrative Agent or an Affiliate thereof is also an Investor, any other event pursuant to which such Person becomes a Defaulting Investor; (iii) the failure by the Administrative Agent to pay or remit any funds required to be remitted when due (in each case, if amounts are available for payment or remittance in accordance with the terms of this Agreement for application to the payment or remittance thereof) which continues for two (2) Business Days after such funds were required to be paid or remitted; (iv) any representation, warranty, certification or statement made by the Administrative Agent under this Agreement or in any agreement, certificate, report or other document furnished by the Administrative Agent proves to have been false or misleading in any material respect as of the time made or deemed made, and if such representation, warranty, certification or statement is susceptible of remedy in all material respects, is not remedied within thirty (30) calendar days after knowledge thereof or notice by the Co-Issuers to the Administrative Agent and if not susceptible of remedy in all material respects, upon notice by the Co-Issuers to the Administrative Agent, or (v) any act constituting the gross negligence, bad faith or willful misconduct of the Administrative Agent. If for any reason no successor the Administrative Agent is appointed by the Investor Groups within thirty (30) days of the removal of the Administrative Agent pursuant to this clause (b), then effective upon the expiration of such 30-day period, the Co-Issuers shall make all payments in respect of the Aggregate Unpaids or under any fee letter delivered in connection herewith (including, without limitation, the Series 2018-1 Class A Notes Fee Letter) directly to the Funding Agents and the Co-Issuers for all purposes shall deal directly with the Funding Agents until such time, if any, as a successor administrative agent is appointed as provided above, and the Co-Issuers shall instruct the Indenture Trustee in writing accordingly. After the removal of the Administrative Agent hereunder as the Administrative Agent, the provisions of Section 9.05 and this Article V shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement. 30 DMSLIBRARY01\32647597

(c) If a Defaulting Agent Event has occurred and is continuing, the Co-Issuers may make (or cause to be made) all payments in respect of the Aggregate Unpaids or under any fee letter delivered in connection herewith (including, without limitation, the Series 2018-1 Class A Notes Fee Letter) directly to the Funding Agents, and the Co-Issuers for all purposes may deal directly with the Funding Agents. SECTION 5.08 Authorization and Action of Funding Agents. Each Investor is hereby deemed to have designated and appointed its related Funding Agent set forth next to such Investor’s name on Schedule I (or identified as such Investor’s Funding Agent pursuant to any applicable Assignment and Assumption Agreement or Investor Group Supplement) as the agent of such Person hereunder, and hereby authorizes such Funding Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to such Funding Agent by the terms of this Agreement together with such powers as are reasonably incidental thereto. Each Funding Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with the related Investor Group, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of such Funding Agent shall be read into this Agreement or otherwise exist for such Funding Agent. In performing its functions and duties hereunder, each Funding Agent shall act solely as agent for the related Investor Group and does not assume nor shall it be deemed to have assumed any obligation or relationship of trust or agency with or for any Co-Issuer, any of its successors or assigns or any other Person. Each Funding Agent shall not be required to take any action that exposes such Funding Agent to personal liability or that is contrary to this Agreement or any Requirement of Law. The appointment and authority of the Funding Agents hereunder shall terminate upon the indefeasible payment in full of the Aggregate Unpaids of the Investor Groups and the termination in full of all the Commitments. SECTION 5.09 Delegation of Duties. Each Funding Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Each Funding Agent shall not be responsible for the actions or any gross negligence, bad faith or willful misconduct of any agents or attorneys-in-fact selected by it in good faith. SECTION 5.10 Exculpatory Provisions. Each Funding Agent and its Affiliates, and each of their directors, officers, agents or employees shall not be (a) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person’s own gross negligence, bad faith or willful misconduct), or (b) responsible in any manner to the related Investor Group for any recitals, statements, representations or warranties made by any Co-Issuer contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of any Co-Issuer to perform its obligations hereunder, or for the satisfaction of any condition specified in Article VII. Each Funding Agent shall not be under any obligation to the related Investor Group to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of any Co-Issuer. Each Funding Agent shall not be deemed to have knowledge of any Early Amortization Event, Default or Event of Default unless such Funding Agent has received notice of such event from the Co-Issuers or any member of the related Investor Group. SECTION 5.11 Reliance. Each Funding Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of the Administrative Agent and legal counsel (including, without limitation, counsel to the Co-Issuers), independent accountants and other experts selected by such Funding Agent. Each Funding 31 DMSLIBRARY01\32647597

Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of the related Investor Group as it deems appropriate or it shall first be indemnified to its satisfaction by the related Investor Group; provided that unless and until such Funding Agent shall have received such advice, such Funding Agent may take or refrain from taking any action, as such Funding Agent shall deem advisable and in the best interests of the related Investor Group. Each Funding Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the related Investor Group and such request and any action taken or failure to act pursuant thereto shall be binding upon the related Investor Group. SECTION 5.12 Non-Reliance on the Funding Agent and Other Purchasers. The related Investor Group expressly acknowledges that its Funding Agent and any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has not made any representations or warranties to it and that no act by such Funding Agent hereafter taken, including, without limitation, any review of the affairs of the Co-Issuers, shall be deemed to constitute any representation or warranty by such Funding Agent. The related Investor Group represents and warrants to such Funding Agent that it has and will, independently and without reliance upon such Funding Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of, and investigation into, the business, operations, property, prospects, financial and other conditions and creditworthiness of the Co-Issuers and made its own decision to enter into this Agreement. SECTION 5.13 The Funding Agent in its Individual Capacity. Each Funding Agent and any of its Affiliates may make loans to, accept deposits from, and generally engage in any kind of business with any Co-Issuer or any Affiliate of a Co-Issuer as though such Funding Agent were not a Funding Agent hereunder. SECTION 5.14 Successor Funding Agent. Each Funding Agent will, upon the direction of the related Investor Group, resign as such Funding Agent. If such Funding Agent shall resign, then the related Investor Group shall appoint an Affiliate of a member of the related Investor Group as a successor funding agent (it being understood that such resignation shall not be effective until such successor is appointed). After any retiring Funding Agent’s resignation hereunder as Funding Agent, subject to the limitations set forth herein, the provisions of Section 9.05 and this Article V shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Funding Agent under this Agreement. ARTICLE VI REPRESENTATIONS AND WARRANTIES SECTION 6.01 The Co-Issuers . The Co-Issuers jointly and severally represent and warrant to the Administrative Agent and each Investor, as of the date of this Agreement and as of the date of each Advance made hereunder, that: (a) each of their representations and warranties made in favor of the Indenture Trustee or the Noteholders in the Indenture and the other Transaction Documents (other than a Transaction Document relating solely to a Series of Notes other than the Series 2018-1 Notes), including without limitation, the representations and warranties contained in Sections 9.04(b), (c) and (d) of the Indenture is true and correct (a) if not qualified as to materiality or Material Adverse Effect, in all material respects and (b) if qualified as to materiality or Material Adverse Effect, in all respects, as of the date originally made, as of the date hereof and as of the Series 2018-1 Closing Date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); 32 DMSLIBRARY01\32647597

(b) no Default, Event of Default, Servicer Replacement Event, Early Amortization Event or Sweep Period has occurred and is continuing; (c) assuming the representations and warranties of each Investor set forth in Section 6.04 of this Agreement are true and correct, neither they nor or any of their Affiliates, have, directly or through an agent, engaged in any form of general solicitation or general advertising in connection with the offering of the Series 2018-1 Class A Notes under the 1933 Act or in any manner involving a public offering within the meaning of Section 4(a)(2) of the 1933 Act including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising; provided that no representation or warranty is made with respect to the Investors and their Affiliates; and no Co-Issuer nor any of its Affiliates has entered into any contractual arrangement with respect to the distribution of the Series 2018-1 Class A Notes, except for this Agreement and the other Transaction Documents, and the Co-Issuers will not enter into any such arrangement; (d) neither they nor any of their Affiliates have, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any “security” (as defined in the 1933 Act) that is or will be integrated with the sale of the Series 2018-1 Class A Notes in a manner that would require the registration of the Series 2018-1 Class A Notes under the 1933 Act; (e) assuming the representations and warranties of each Investor set forth in Section 6.04 of this Agreement are true and correct, the offer and sale of the Series 2018-1 Class A Notes in the manner contemplated by this Agreement is a transaction exempt from the registration requirements of the 1933 Act, and the Indenture and the Series 2018-1 Supplement are not required to be qualified under the Trust Indenture Act of 1939, as amended; (f) no Co-Issuer is required, or will be required as a result of the making of Advances and the use of proceeds therefrom, to register as an “investment company” under the 1940 Act; in connection with the foregoing, the Co-Issuers are relying on an exclusion from the definition of “investment company” under Section 3(c)(5) of the 1940 Act, although additional exemptions or exclusions may be available to the Co-Issuers; the Co-Issuers do not constitute a “covered fund” for purposes of Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, otherwise known as the “Volcker Rule;” (g) the Series 2018-1 Class A Notes are “eligible assets” for purposes of Rule 3a-7 under the 1940 Act; (h) the Co-Issuers have furnished to the Administrative Agent and each Funding Agent true, accurate and complete copies of all other Transaction Documents (excluding Series Supplements and other Transaction Documents relating solely to a Series of Notes other than the Series 2018-1 Notes) to which they are a party as of the Series 2018-1 Closing Date, all of which Transaction Documents are in full force and effect as of the Series 2018-1 Closing Date and no terms of any such agreements or documents have been amended, modified or otherwise waived as of such date, other than such amendments, modifications or waivers about which the Co-Issuers has informed each Funding Agent; (i) none of the Co-Issuers or any of their respective subsidiaries nor, to the knowledge of any of the Co-Issuers, any Affiliate, director, officer, manager, member, agent, employee or other person acting on behalf of any of the Co-Issuers or any of their respective subsidiaries, has: (i) made any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) 33 DMSLIBRARY01\32647597 made any direct or indirect unlawful payment to any domestic governmental official or “foreign official” (as defined in the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”)); (iii) violated or is in violation of any provision of the FCPA, the Bribery Act of 2010 of the United Kingdom or any applicable anti-bribery statute or regulation of any other jurisdiction in which it operates its business, including, in each case, the rules and regulations thereunder; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment; and the Co-Issuers (or the Property Manager on its behalf) maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, compliance with the FCPA; (j) the operations of the Co-Issuers and their respective subsidiaries are and have been conducted at all times in material compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any of the Co-Issuers or their respective subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of such relevant entity, threatened; and (k) none of the Co-Issuers or any of their respective subsidiaries nor, to the knowledge of any of the Co-Issuers, any director, manager, member, officer, employee, agent or Affiliate of any of the Co-Issuers of any of their respective subsidiaries is currently subject to any sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of State or the European Union (collectively, “Sanctions”); nor is such relevant entity located, organized or resident in a country or territory that is subject to any Sanctions; and the Co-Issuers will not directly or to their knowledge indirectly use the proceeds of any Borrowing, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of making payments in violation of Sanctions and the Co-Issuers (or the Property Manager on their behalf) maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, compliance with OFAC. SECTION 6.02 The Parent. The Parent represents and warrants to each Investor and the Administrative Agent as of the date hereof that: (a) U.S. Risk Retention Rules. The Parent is the “sponsor” (as such term is defined in Regulation RR, 17 C.F.R. §246.1 et seq. (the “U.S. Risk Retention Rules”)) for purposes of the “securitization transaction” (as such term is defined in the U.S. Risk Retention Rules) contemplated by the Transaction Documents and is the appropriate entity to comply with all requirements imposed on the sponsor of a securitization transaction in accordance with the provisions of the U.S. Risk Retention Rules in connection with the securitization transaction contemplated by the Transaction Documents. SMTA Financing JV, LLC, a Delaware limited liability company that is a direct and indirect, wholly owned subsidiary of the Parent, falls within the definition of “majority-owned affiliate” (as defined in the U.S. Risk Retention Rules). On the Series 2018-1 Closing Date, the Parent, as the sponsor of the securitization transaction contemplated by the Transaction Documents, will cause SMTA Financing JV, LLC, as a majority-owned affiliate of the Parent, to hold an “eligible horizontal residual interest” (as such term is defined in the U.S. Risk Retention Rules) with respect to the securitization transaction contemplated by the Transaction Documents in an amount equal to at least 5% of the fair value of all the “ABS interests” (as such term is defined in the U.S. Risk Retention Rules) issued as part of the securitization transaction contemplated by the Transaction Documents, determined as of the Series 2018-1 Closing Date using a fair value measurement framework under United States generally accepted accounting principles (such 34 DMSLIBRARY01\32647597 interest, the “Retained Interest”). The Parent will cause SMTA Financing JV, LLC to hold the Retained Interest for the period during which it is required to do so under the U.S. Risk Retention Rules. The Parent has determined such fair value of the Retained Interest based on its own valuation methodology, inputs and assumptions and is solely responsible therefor. As of the date of this Agreement, the Parent has complied with and was solely responsible for ensuring that the disclosure required by Section 4(c)(1) of the U.S. Risk Retention Rules was contained in this Agreement including, without limitation, in Part I of Schedule IV attached hereto. (b) E.U. Retention Requirements. Spirit MTA REIT should qualify as an “originator” within the meaning of Regulation (EU) No. 575/2013 (the “E.U. Capital Requirements Regulation”) for the purposes of the securitization transaction contemplated by the Transaction Documents on the basis that it has, either itself or through related entities, been involved in the original negotiation of a proportion of the portfolio of Tenant Leases held by the Parent as of the Series 2018-1 Closing Date. Accordingly, it will retain the E.U. Retained Interest (as such term is defined in Section 8.02(b)) pursuant to Section 8.02(b) in its capacity as an “originator” until the Series 2018-1 Class A Notes have been paid in full and all related Commitments have been terminated. The E.U. Retained Interest shall constitute a retention of a material net economic interest of not less than 5 per cent. in the securitisation within the meaning of paragraph 1(d) of Article 405 of the E.U. Capital Requirements Regulation as supplemented by Article 8, paragraph 1(b) of Commission Delegated Regulation (EU) No 625/2014, paragraph 1(d) of Article 51 of the AIFMD Level 2 Regulation (as such term is defined in Section 8.02(b)) and paragraph 2(d) of Article 254 of the Solvency II Level 2 Regulation (as such term is defined in Section 8.02(b)). SECTION 6.03 The Property Manager. The Property Manager represents and warrants to each Investor and the Administrative Agent as of the date hereof that no Servicer Replacement Event has occurred and is continuing and that its representations, warranties and covenants in the Transaction Documents to which it is a party are true, correct and complete subject to any materiality qualifier set forth therein as of the date on which such representations and warranties are made. SECTION 6.04 Investors. Each of the Investors represents and warrants to the Co- Issuers, the Property Manager, the Parent and the Administrative Agent as of the date hereof (or, in the case of a successor or assign of an Investor, as of the subsequent date on which such successor or assign shall become or be deemed to become a party hereto) that: (a) it has had an opportunity to discuss the Co-Issuers’, the Property Manager’s and the Parent’s business, management and financial affairs, and the terms and conditions of the proposed purchase of the Series 2018-1 Class A Notes, with the Co-Issuers, the Property Manager and the Parent and their respective representatives; (b) it is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the 1933 Act and has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in, and is able and prepared to bear the economic risk of investing in, the Series 2018-1 Class A Notes; (c) it is purchasing the Series 2018-1 Class A Notes for its own account, or for the account of one or more “accredited investors” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the 1933 Act that meet the criteria described in clause (b) above and for which it is acting with complete investment discretion, for investment purposes only and not with a view to a distribution in violation of the 1933 Act, subject, nevertheless, to the understanding that the disposition of its property shall at all times be and remain within its control, and neither it nor its Affiliates has engaged 35 DMSLIBRARY01\32647597 in any general solicitation or general advertising within the meaning of the 1933 Act, or the rules and regulations promulgated thereunder, with respect to the Series 2018-1 Class A Notes; (d) it understands that (i) the Series 2018-1 Class A Notes have not been and will not be registered or qualified under the 1933 Act or any applicable state securities laws or the securities laws of any other jurisdiction and are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available and an opinion of counsel shall have been delivered in advance to the Co-Issuers, (ii) the Co-Issuers are not required to register the Series 2018-1 Class A Notes under the 1933 Act or any applicable state securities laws or the securities laws of any other jurisdiction, (iii) any permitted transferee hereunder must meet the criteria in clause (b) above and (iv) any transfer must comply with the provisions of Section 2.05 of the Indenture and Section 9.03 or 9.17, as applicable, of this Agreement; (e) it will comply with the requirements of Section 6.04(d), above, in connection with any transfer by it of the Series 2018-1 Class A Notes; (f) it understands that the Series 2018-1 Class A Notes will bear the legend set out in the form of Series 2018-1 Notes attached as Exhibit A-3 to the Indenture and be subject to the restrictions on transfer described in such legend; (g) it will obtain for the benefit of the Co-Issuers from any purchaser of the Series 2018-1 Class A Notes substantially the same representations and warranties contained in the foregoing paragraphs; and (h) the acknowledgments and agreements of the Investor set forth in the form of Purchaser’s Letter set forth in Exhibit D attached hereto are true and correct with respect to the Investor as of the Series 2018-1 Closing Date without requiring the delivery of a Purchaser’s Letter by the Investor on the Series 2018-1 Closing Date. ARTICLE VII CONDITIONS SECTION 7.01 Conditions to Issuance and Effectiveness. Each Investor will have no obligation to purchase the Series 2018-1 Class A Notes hereunder on the Series 2018-1 Closing Date, and the Commitments will not become effective, unless: (a) the Indenture, the Series 2018-1 Supplement and the other Transaction Documents shall be in full force and effect; (b) on the Series 2018-1 Closing Date, the Administrative Agent shall have received a letter, in form and substance reasonably satisfactory to the it, from S&P stating that the Series 2018-1 Class A Notes have received a rating of not less than “A+” ; and (c) at the time of such issuance, the additional conditions set forth in Schedule III and all other conditions to the issuance of the Series 2018-1 Class A Notes under the Indenture and the Series 2018-1 Supplement shall have been satisfied or waived. SECTION 7.02 Conditions to Initial Extensions of Credit. The election of each Conduit Investor to fund, and the obligation of each Committed Note Purchaser to fund, the initial Borrowing hereunder on or after the date hereof, shall be subject to the satisfaction of the conditions 36 DMSLIBRARY01\32647597 precedent that (a) each Funding Agent shall have received a duly executed and authenticated Series 2018- 1 Class A Note registered in its name or in such other name as shall have been directed by such Funding Agent and stating that the principal amount thereof shall not exceed the Maximum Investor Group Principal Amount of the related Investor Group and (b) the Co-Issuers shall have paid all fees required to be paid by it under the Transaction Documents on the Series 2018-1 Closing Date, including the Series 2018-1 Class A Upfront Fee. SECTION 7.03 Conditions to Each Extension of Credit. The election of each Conduit Investor to fund, and the obligation of each Committed Note Purchaser to fund, any Borrowing on any day (including the initial Borrowing on or after the Series 2018-1 Closing Date) shall be subject to the conditions precedent that on the date of such funding or provision, before and after giving effect thereto and to the application of any proceeds therefrom, the following statements shall be true (without regard to any waiver, amendment or other modification of this Section 7.03 or any definitions used herein consented to by the Controlling Party unless Investors holding more than (i) if no single Investor Group holds more than 50% of the Commitments, 50% of the Commitments or (ii) if a single Investor Group holds more than 50% of the Commitments, two thirds of the Commitments (provided that the Commitment of any Defaulting Investor shall be disregarded in the determination of whether any threshold percentage of Commitments has been met under this Section 7.03) have consented to such waiver, amendment or other modification for purposes of this Section 7.03; provided, further, that if the second proviso to the first sentence of Section 9.01 is applicable to such waiver, amendment or other modification, then consent to such waiver, amendment or other modification from the Persons required by such second proviso shall also be required for purposes of this Section 7.03): (a) no Default, Event of Default, Servicer Replacement Event, Early Amortization Event or Sweep Period will be in existence at the time of, or after giving effect to, such funding or issuance; (b) the Commitment Term is in effect; (c) after giving effect to such draw, the following conditions will be satisfied: (i) the Class A LTV Ratio is equal to or less than 70%; (ii) the Average Cashflow Coverage Ratio for the most recently ended three-month period, as of the last day of the immediately preceding calendar month is greater than or equal to 1.40:1.00; and (iii) the Series 2018-1 Class A Outstanding Principal Amount does not exceed the Series 2018-1 Class A Notes Maximum Principal Amount after giving effect to any reduction thereto pursuant to Section 2.05; (d) all Series 2018-1 Class A Undrawn Commitment Fees together will all other amounts due and payable on or prior to the date of such funding or issuance pursuant to this Agreement shall have been paid in full on or prior to such date; (e) in the case of any Borrowing, except to the extent an advance request is expressly deemed to have been delivered hereunder, the Co-Issuers shall have delivered or have been deemed to have delivered to the Administrative Agent an executed advance request in the form of Exhibit A hereto with respect to such Borrowing (each such request, an “Advance Request” or a “Series 2018-1 Class A Advance Request”); 37 DMSLIBRARY01\32647597

(f) the Co-Issuers shall have furnished to the Administrative Agent true, accurate and complete copies of all other Transaction Documents (excluding any Series Supplements and other Transaction Documents relating solely to a Series other than the Series 2018-1 Notes) to which the Co-Issuers, the Property Manager or the Parent is a party as of the Series 2018-1 Closing Date that has not been previously delivered pursuant to Section 7.01(c), all of which Transaction Documents are in full force and effect as of the Series 2018-1 Closing Date and no terms of any such agreements or documents have been amended, modified or otherwise waived as of such date except as permitted under the Indenture; (g) the representations and warranties of the Co-Issuers, the Property Manager and the Parent set out in this Agreement are true and correct (A) if qualified as to materiality or Material Adverse Effect, in all respects and (B) if not qualified as to materiality or Material Adverse Effect, in all material respects, as of the date of such funding or issuance, with the same effect as though made on that date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall have been true and correct as of such earlier date); (h) each representation and warranty made by the Property Manager in any Transaction Document (other than a Transaction Document relating solely to a Series of Notes or other than the Series 2018-1 Notes) to which the Property Manager is a party (including any representations and warranties made by it in its capacity as Property Manager) is true and correct (a) if not qualified as to materiality or Material Adverse Effect, in all material respects and (b) if qualified as to materiality or Material Adverse Effect, in all respects as of the date originally made, as of the date hereof and as of the Series 2018-1 Closing Date (unless stated to related solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date); (i) the rating assigned to the Series 2018-1 Class A Notes by S&P has not been downgraded below “A+” (or the structured finance equivalent) or withdrawn; and (j) all conditions to such extension of credit or provision specified in Section 2.02 or 2.03 of this Agreement, as applicable, shall have been satisfied. The giving of any notice pursuant to Section 2.03 shall constitute a representation and warranty by the Co-Issuers and the Property Manager that all conditions precedent to such funding or provision have been satisfied or will be satisfied concurrently therewith. ARTICLE VIII COVENANTS SECTION 8.01 Covenants of the Co-Issuers. Each of the Co-Issuers jointly and severally covenants and agrees that, until all Aggregate Unpaids have been paid in full and all Commitments have been terminated, it will: (a) unless waived in writing in the manner provided in the Transaction Documents, duly and timely perform all of its covenants (both affirmative and negative) and obligations under each Transaction Document to which it is a party; (b) not amend, modify, waive or give any approval, consent or permission under any provision of the Indenture or any other Transaction Document to which it is a party unless any such amendment, modification, waiver or other action is in writing and made in accordance with the terms of the Indenture or such other Transaction Document, as applicable; 38 DMSLIBRARY01\32647597

(c) reasonably concurrently with the time any report, notice or other document is provided to the Rating Agency and/or the Indenture Trustee, or caused to be provided, by the Co- Issuers under the Indenture (including, without limitation, under Section 5.02, Section 6.01, Section 9.09 or Section 10.03(d) thereof or under the related Series Supplement) or under the Series 2018-1 Supplement, provide to each of the Administrative Agent and each Funding Agent with a copy of such report, notice or other document; (d) once per calendar year, following reasonable prior notice from the Administrative Agent (the “Annual Inspection Notice”), and during regular business hours, permit any one or more of the Administrative Agent or any Funding Agent or any of their respective agents, representatives or permitted assigns, at the Co-Issuers’ expense, access (as a group, and not individually unless only one such Person desires such access) to the offices of the Co-Issuers, (i) to examine and make copies of and abstracts from all documentation relating to the Collateral on the same terms as are provided to the Indenture Trustee under Section 12.16 of the Indenture, and (ii) to visit the offices of the Co-Issuers for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to the Collateral, or the administration and performance of the Indenture, the Series 2018- 1 Supplement and the other Transaction Documents with any of the officers or employees or managers of the Co-Issuers having knowledge of such matters; provided, however, that upon the occurrence and during the continuation of an Early Amortization Event, Default or Event of Default, the Administrative Agent or any Funding Agent or any of their respective agents, representatives or permitted assigns, at the Co-Issuers’ expense may do any of the foregoing at any time during normal business hours and without advance notice; provided, further, that, in addition to any visits made pursuant to provision of an Annual Inspection Notice or during the continuation of an Early Amortization Event, Default or Event of Default, Administrative Agent or any Funding Agent or any of its agents, representatives or permitted assigns, at their own expense, may do any of the foregoing at any time during normal business hours following reasonable prior notice with respect to the business of the Co-Issuers; (e) not take, or cause to be taken, any action, including, without limitation, acquiring any margin stock (as such term is defined under the regulations of the Board of Governors of the Federal Reserve System, “Margin Stock”), that could cause the transactions contemplated by the Transaction Documents to fail to comply with the regulations of the Board of Governors of the Federal Reserve System, including Regulations T, U and X thereof; (f) not permit any amounts owed with respect to the Series 2018-1 Class A Notes to be secured, directly or indirectly, by any Margin Stock in a manner that would violate the regulations of the Board of Governors of the Federal Reserve System, including Regulations T, U and X thereof; and (g) promptly provide such additional financial and other information with respect to the Transaction Documents (other than Series Supplements and Transaction Documents relating solely to a Series of Notes other than the Series 2018-1 Notes) or the Co-Issuers as the Administrative Agent or any of the Funding Agents may from time to time reasonably request; and (h) use the proceeds of the Series 2018-1 Class A Notes for general corporate purposes of the Co-Issuers, including the making of distributions and the funding of acquisitions, in each case, to the extent permitted under, and in accordance with the terms of, the Indenture and the other Transaction Documents, and with respect to the acquisition of any Mortgaged Property or Mortgage Loan as long as, after giving effect to such acquisition, no Asset Concentration will exceed the applicable Maximum Asset Concentration or, if such excess exists before giving effect to such acquisition, it will not be made worse or it will be reduced after giving effect to such acquisition. 39 DMSLIBRARY01\32647597

SECTION 8.02 Covenants of the Property Manager. The Property Manager covenants and agrees that, except to the extent set forth below, until all Aggregate Unpaids have been paid in full and the Commitments have been terminated: (a) unless waived in writing in the manner provided in the Transaction Documents, duly and timely perform all of its covenants (both affirmative and negative) and obligations under each Transaction Document to which it is a party; (b) not amend, modify, waive or give any approval, consent or permission under any provision of the Indenture or any other Transaction Document to which it is a party unless any such amendment, modification, waiver or other action is in writing and made in accordance with the terms of the Indenture or such other Transaction Document, as applicable; (c) reasonably concurrently with the time any report, notice or other document is provided to the Rating Agency and/or the Indenture Trustee, or caused to be provided, by the Property Manager under the Indenture (including, without limitation, under Section 5.02, Section 6.01, Section 9.09 or Section 10.03(d) thereof or under the related Series Supplement) or under the Series 2018-1 Supplement, provide to each of the Administrative Agent and each Funding Agent with a copy of such report, notice or other document; (d) once per calendar year, following reasonable prior notice from the Administrative Agent (the “Annual Inspection Notice”), and during regular business hours, permit any one or more of the Administrative Agent or any Funding Agent or any of their respective agents, representatives or permitted assigns, at the Co-Issuers’ expense, access (as a group, and not individually unless only one such Person desires such access) to the offices of the Property Manager, (i) to examine and make copies of and abstracts from all documentation relating to the Collateral on the same terms as are provided to the Indenture Trustee under Section 12.16 of the Indenture, and (ii) to visit the offices of the Property Manager for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to the Collateral, or the administration and performance of the Indenture, the Series 2018-1 Supplement and the other Transaction Documents with any of the officers or employees or managers of the Property Manager having knowledge of such matters; provided, however, that upon the occurrence and during the continuation of an Early Amortization Event, Default or Event of Default, the Administrative Agent or any Funding Agent or any of their respective agents, representatives or permitted assigns, at the Co-Issuers’ expense, may do any of the foregoing at any time during normal business hours and without advance notice; provided, further that, in addition to any visits made pursuant to provision of an Annual Inspection Notice or during the continuation of an Early Amortization Event, Default or Event of Default, Administrative Agent or any Funding Agent or any of its agents, representatives or permitted assigns, at their own expense, may do any of the foregoing at any time during normal business hours following reasonable prior notice from the Administrative Agent or Funding Agent; (e) promptly provide such additional financial and other information with respect to the Transaction Documents (other than Series Supplements and Transaction Documents relating solely to a Series of Notes other than the Series 2018-1 Notes) or the Property Manager as the Administrative Agent or any of the Funding Agents may from time to time reasonably request. SECTION 8.03 Covenants of the Parent. The Parent covenants and agrees that, except to the extent set forth below, until the Series 2018-1 Class A Notes have been paid in full and the Commitments have been terminated: (a) U.S. Risk Retention Rules. The Parent will comply with all requirements with respect to the securitization transaction contemplated by the Transaction Documents imposed on the 40 DMSLIBRARY01\32647597 sponsor of a securitization transaction by the U.S. Risk Retention Rules, including having made all disclosures required to be made to the Series 2018-1 Class A Noteholders on or prior to the date hereof as set forth in Part I of Schedule IV attached hereto and the additional disclosures required to be made in the first Monthly Report as the same shall be set forth in the first Indenture Trustee Report to be delivered to the Series 2018-1 Class A Noteholders pursuant to the Indenture and the Series 2018-1 Supplement following the Series 2018-1 Closing Date set forth in Part II of Schedule IV attached hereto. The Parent acknowledges and agrees that (i) the Parent (along with its advisors and consultants, excluding for this purpose the Series 2018-1 Class A Noteholders) will determine the adequacy of the content of such disclosures and, as among the Parent, the Co-Issuers and the Series 2018-1 Class A Noteholders, the Parent is solely responsible therefor, and (ii) the Parent or a “majority-owned affiliate” (as defined in the U.S. Risk Retention Rules) of the Parent will be responsible for the holding of the Retained Interest for the duration specified in the U.S. Risk Retention Rules (without any hedging, transfer or financing of the Retained Interest that would be prohibited under the U.S. Risk Retention Rules). (b) E.U. Retention Requirements. Spirit MTA REIT undertakes that it will retain, on an ongoing basis, a material net economic interest of not less than 5% of the securitisation (within the meaning of paragraph 1(d) of Article 405 of the E.U. Capital Requirements Regulation as supplemented by Article 8, paragraph 1(b) of Commission Delegated Regulation (EU) No 625/2014, paragraph 1(d) of Article 51 of the AIFMD Level 2 Regulation and paragraph 2(d) of Article 254 of the Solvency II Level 2 Regulation) by directly retaining 100% of the limited liability company interest in its direct and indirect, wholly owned subsidiary, SMTA Financing JV, LLC, and causing SMTA Financing JV, LLC to directly retain 100% of the limited liability company interest in the Co-Issuers (the “E.U. Retained Interest”), in each case until the Series 2018-1 Class A Notes have been paid in full and the related Commitments have been terminated. The Parent will not (and will not permit SMTA Financing JV, LLC or any of its other Subsidiaries or Affiliates to) finance, transfer, hedge or otherwise mitigate its credit risk under or associated with the E.U. Retained Interest, except to the extent permitted under the E.U. Retention Requirements. The Parent further acknowledges and agrees that: (i) subject to any overriding legal or regulatory requirements or constraints or contractual obligations binding upon them (including those relating to confidentiality), it shall take such further action, provide such other information and enter into such other agreements as may reasonably be required to satisfy the E.U. Retention Requirements as of (A) the Series 2018-1 Closing Date and (B) solely as regards the provision of information within its possession, any time prior to the payment in full of the Series 2018-1 Class A Notes and termination of the related Commitments (in each case at the cost and expense of the party seeking such information); (ii) it shall confirm its continued compliance with the covenants set forth in this Section 8.02(b) (which confirmation may be by electronic mail) (A) promptly upon a reasonable request made in writing by any of the Indenture Trustee, the Controlling Party, the Property Manager, the Co-Issuers, the Administrative Agent or the Series 2018-1 Class A Noteholders, (B) in any event on a monthly basis to each of the Indenture Trustee, the Controlling Party, the Property Manager, the Co-Issuers and the Administrative Agent including for purposes of permitting the Indenture Trustee to disclose the confirmation of its continued compliance in the Indenture Trustee Report to be made available to the Series 2018-1 Class A Noteholders on a monthly basis pursuant to the Indenture and the Series 2018-1 Supplement in the manner set forth in Schedule V attached hereto, (C) promptly following the occurrence and continuation of an Event of Default in the manner set forth in Schedule V attached hereto and (D) promptly following written request by any Series 2018-1 Class A Noteholder following a material change in the performance of the Collateral underlying the Series 2018-1 Class A Notes or material 41 DMSLIBRARY01\32647597 breach to the Transaction Documents as determined by such Series 2018-1 Class A Noteholder in the manner set forth in Schedule V attached hereto; and (iii) it shall immediately notify the Indenture Trustee, the Controlling Party, the Property Manager, the Co-Issuers, the Administrative Agent and the Series 2018-1 Class A Noteholders (which notification may be by electronic mail) if for any reason: (A) it changes the manner or form in which it holds the E.U. Retained Interest in compliance with the E.U. Retention Requirements; (B) it ceases to hold the E.U. Risk Retention in accordance with this Section 8.02(b) or otherwise ceases to comply with the covenants set forth in this Section 8.02(b) or (C) its representations set forth in Section 6.02(b) fail to be true, correct and complete as of any date prior to the payment in full of all of the Series 2018-1 Class A Notes and termination of all of the Commitments. For purposes of this Section 8.02: (1) “E.U. Retention Requirements” means the CRR Retention Requirements, the AIFMD Retention Requirements and the Solvency II Retention Requirements. (2) “CRR Retention Requirements” means Articles 404 to 410 of the E.U. Capital Requirements Regulation, together with Commission Delegated Regulation (EU) No 625/2014 of 13 March 2014 and any other guidelines, implementing or delegated regulations and technical standards published in relation thereto by the European Supervisory Authorities (jointly or individually) or the European Commission as may be effective from time to time; provided, that any reference to the E.U. Capital Requirements Regulation or to the CRR Retention Requirements shall be deemed to include any successor or replacement provisions included in any European Union directive or regulation. (3) “AIFMD Retention Requirements” means Article 17 of the AIFMD, as supplemented by Section 5 of Chapter 3 of Commission Delegated Regulation (EU) No 231/2013 of 19 December 2012 (the “AIFMD Level 2 Regulation”), including any guidance published in relation thereto and any implementing laws or regulations in force in any Member State of the European Union, provided that references to the AIFMD Retention Requirements shall be deemed to include any successor or replacement provisions of AIFMD Level 2 Regulation included in any European Union directive or regulation subsequent to the AIFMD and/or the AIFMD Level 2 Regulation. (4) “AIFMD” means EU Directive 2011/61/EU on Alternative Investment Fund Managers (as amended from time to time and as implemented by Member States of the European Union) together with any implementing or delegated regulation, technical standards and guidance related thereto as may be amended, replaced or supplemented from time to time. (5) “Solvency II Retention Requirements” means Article 135(2) of the Solvency II Directive, as supplemented by Articles 254 to 257 of the Solvency II Level 2 Regulation, including any guidance published in relation thereto and any implementing laws or regulations in force in any Member State of the European Union, provided that references to Solvency II Retention Requirements shall be deemed to include any successor or replacement provisions of the Solvency II Level 2 Regulation included in any European Union directive or regulation subsequent to Solvency II and/or the Solvency II Level 2 Regulation. (6) “Solvency II Directive” means EU Directive 2009/138/EC, as may be amended, replaced or supplemented from time to time. 42 DMSLIBRARY01\32647597

(7) “Solvency II Level 2 Regulation” means Commission Delegated Regulation (EU) 2015/35, supplementing the Solvency II Directive. ARTICLE IX MISCELLANEOUS PROVISIONS SECTION 9.01 Amendments. (a) Subject to Section 3.04(b), no amendment to or waiver or other modification of any provision of this Agreement, nor consent to any departure therefrom by the Co- Issuers, the Property Manager or the Parent, shall in any event be effective unless the same shall be in writing and signed by the Co-Issuers with the written consent of (A) the Administrative Agent (acting at the direction of the Funding Agents) and (B) Investor Groups holding more than (i) if no single Investor Group holds more than 50% of the Commitments, 50% of the Commitments or (ii) if a single Investor Group holds more than 50% of the Commitments, two-thirds of the Commitments; provided that the Commitment of any Defaulting Investor shall be disregarded in the determination of whether such threshold percentage of Commitments has been met; provided, however, that, in addition, (i) the prior written consent of each affected Investor shall be required in connection with any amendment, modification or waiver that (x) increases the amount of the Commitment of such Investor, extends the Commitment Termination Date or the Series 2018-1 Class A Anticipated Repayment Date, modifies the conditions to funding the Commitment or otherwise subjects such Investor to any increased or additional duties or obligations hereunder or in connection herewith (it being understood and agreed that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the aggregate Commitments shall not constitute an increase of the Commitments of any Investor), (y) reduces the amount or delays the timing of payment of any principal, interest, fees or other amounts payable to such Investor hereunder or (z) would have an effect comparable to any of those set forth in Section 8.02 of the Indenture that require the consent of each Noteholder or each affected Noteholder; (ii) any amendment, modification or waiver that affects the rights or duties of any of the Administrative Agent or the Funding Agents shall require the prior written consent of such affected Person; and (iii) the prior written consent of each Investor, the Administrative Agent and each Funding Agent shall be required in connection with any amendment, modification or waiver of this Section 9.01. Commitments (other than the Commitments of any Defaulting Investor) shall be deemed to be fully drawn for purposes of any provision of the Indenture or the other Transaction Documents relating to any vote, consent, direction or the like to be given by the Series 2018-1 Class A Noteholders as the Series 2018-1 Class A Noteholders or as Noteholders; such vote, consent, direction or the like shall be given by the Holders of the Series 2018-1 Class A Notes only except to the extent that such vote, consent, direction or the like is to be given by each affected Noteholder would be affected thereby. In addition, the provisions of Section 6.01(a) (with respect to the reference to Sections 9.04(b), (c) and (d) of the Indenture) may not be amended or waived without confirmation from S&P that the rating of the commercial paper notes of each Conduit Investor then rated by it will not be reduced or withdrawn as a result thereof. Each Series 2018-1 Class A Noteholder hereby authorizes the Administrative Agent to consent to any amendment pursuant to Section 3.04 or pursuant to the first sentence of Section 8.04 of the Indenture. (b) Each Committed Note Purchaser will notify the Co-Issuers in writing whether or not it will consent to a proposed amendment, waiver or other modification of this Agreement and, if applicable, any condition to such consent, waiver or other modification. If a Committed Note Purchaser notifies the Co-Issuers in writing that such Committed Note Purchaser either (I) will not consent to an amendment to or waiver or other modification of any provision of this Agreement or (II) conditions its consent to such an amendment, waiver or other modification of any provision of this Agreement upon the payment of an amendment fee, the Co-Issuers may replace every member (but not 43 DMSLIBRARY01\32647597 any subset thereof) of such Committed Note Purchaser’s entire Investor Group by giving written notice to each member of such Investor Group and the Administrative Agent designating one or more Persons that are willing and able to purchase each member of such Investor Group’s rights and obligations under this Agreement for a purchase price that with respect to each such member of such Investor Group will equal the amount owed to each such member of such Investor Group with respect to the Series 2018-1 Class A Notes (whether arising under the Indenture, the Series 2018-1 Supplement, this Agreement, the Series 2018-1 Class A Notes or otherwise). Upon receipt of such written notice, each member of such Investor Group shall assign its rights and obligations under this Agreement pursuant to and in accordance with Sections 9.17(a), (b) and (c), as applicable, in consideration for such purchase price and at the reasonable expense of the Co-Issuers (including, without limitation, the reasonable documented fees and out-of- pocket expenses of counsel to each such member); provided, however, that no member of such Investor Group shall be obligated to assign any of its rights and obligations under this Agreement if the purchase price to be paid to such member is not at least equal to the amount owed to such member with respect to the Series 2018-1 Class A Notes (whether arising under the Indenture, the Series 2018-1 Supplement, this Agreement, the Series 2018-1 Class A Notes or otherwise). (c) The Co-Issuers and the Investors shall negotiate any amendments, waivers, consents, supplements or other modifications to this Agreement or the other Transaction Documents that require the consent of the Investors in good faith. Pursuant to Section 9.05(a), the Investors shall be entitled to reimbursement by the Co-Issuers for the reasonable expenses incurred by the Investors in reviewing and approving any such amendment, waiver, consent, supplement or other modification to this Agreement or any Transaction Document. The Co-Issuers agrees to provide notice to each Investor Group of any amendment to this Agreement, regardless of whether the consent of such Investor is required for such amendment to become effective. SECTION 9.02 No Waiver; Remedies. Any waiver, consent or approval given by any party hereto shall be effective only in the specific instance and for the specific purpose for which given, and no waiver by a party of any breach or default under this Agreement shall be deemed a waiver of any other breach or default. No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder, or any abandonment or discontinuation of steps to enforce the right, power or privilege, preclude any other or further exercise thereof or the exercise of any other right. No notice to or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. SECTION 9.03 Binding on Successors and Assigns. (a) This Agreement shall be binding upon, and inure to the benefit of, the Co- Issuers, the Property Manager, the Parent, the Investors, the Funding Agents, the Administrative Agent and their respective successors and assigns; provided, however, that none of the Co-Issuers, the Property Manager or the Parent may assign its rights or obligations hereunder or in connection herewith or any interest herein (voluntarily, by operation of law or otherwise), except as expressly permitted under the Transaction Documents or with the prior written consent of each Investor (other than any Defaulting Investor); provided further that nothing herein shall prevent the Co-Issuers from assigning its rights (but none of its duties or liabilities) to the Indenture Trustee under the Indenture and the Series 2018-1 Supplement; and provided, further that none of the Investors may transfer, pledge, assign, sell participations in or otherwise encumber its rights or obligations hereunder or in connection herewith or any interest herein except as permitted under Section 6.04 or Section 9.17 or this Section 9.03. Nothing expressed herein is intended or shall be construed to give any Person other than the Persons referred to in 44 DMSLIBRARY01\32647597 the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement except as provided in Section 9.16. (b) Notwithstanding any other provision set forth in this Agreement, each Investor may at any time grant to one or more Program Support Providers a participating interest in or lien on such Investor’s interests in the Advances made hereunder and such Program Support Provider, with respect to its participating interest, shall be entitled to the benefits granted to such Investor under this Agreement. In addition, any Investor may at any time sell participations to any Person in all or a portion of such Investor’s rights and/or obligations under this Agreement, the Series 2018-1 Class A Notes and the Advances made thereunder and, in connection therewith, any other Transaction Documents to which it is a party, and such participant, with respect to its participating interest, shall be entitled to the benefits granted to such Investor under this Agreement; provided that (i) such Investor’s obligations under this Agreement shall remain unchanged, (ii) such Investor shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Co-Issuers, the Administrative Agent and each other Investor shall continue to deal solely and directly with such Investor in connection with such Investor’s rights and obligations under this Agreement; provided that such participant shall not be entitled to receive any greater payment under Section 3.05, 3.07 or 3.08, with respect to any participation, than its participating Investor would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from Change in Law that occurs after the participant acquired the applicable participation so long as such Change in Law would apply equally to such participating Investor. Each Investor that sells a participating interest shall, acting solely for this purpose as a nonfiduciary agent of the Co-Issuers, maintain a register on which it enters the name and address of each related participant and the applicable portions of the Series 2018-1 Class A Outstanding Principal Amount (and stated interest) relating to such participant, provided that no Investor shall have any obligation to disclose all or any portion of such register to any Person except to the extent that such disclosure is necessary to establish that the relevant Series 2018-1 Class A Notes are in registered form under Section 5f.103-1(c) and Proposed Treasury Regulations 1.163-5(b) of the U.S. Treasury regulations (or any successor version). (c) In addition to its rights under Section 9.17, each Conduit Investor may at any time assign its rights in the Series 2018-1 Class A Notes (and its rights hereunder and under the Transaction Documents) to its related Committed Note Purchaser or, subject to Section 6.04 and Section 9.17(d), its related Program Support Provider or any Affiliate of any of the foregoing, in each case in accordance with the applicable provisions of the Indenture. Furthermore, each Conduit Investor may at any time grant a security interest in and lien on, all or any portion of its interests under this Agreement, its Series 2018-1 Class A Note and all Transaction Documents to (i) its related Committed Note Purchaser, (ii) its Funding Agent, (iii) any Program Support Provider who, at any time now or in the future, provides program liquidity or credit enhancement, including, without limitation, an insurance policy for such Conduit Investor relating to the Commercial Paper or the Series 2018-1 Class A Notes, (iv) any other Person who, at any time now or in the future, provides liquidity or credit enhancement for the Conduit Investors, including, without limitation, an insurance policy relating to the Commercial Paper or the Series 2018-1 Class A Notes, (v) any collateral trustee or collateral agent for any of the foregoing or (vi) a trustee or collateral agent for the benefit of the holders of the commercial paper notes or other senior indebtedness of such Conduit Investor appointed pursuant to such Conduit Investor’s program documents; provided, however, that any such security interest or lien shall be released upon assignment of its Series 2018-1 Class A Note to its related Committed Note Purchaser. Each Committed Note Purchaser may assign its Commitment, or all or any portion of its interest under its Series 2018-1 Class A Note, this Agreement and the Transaction Documents to any Person to the extent permitted by Section 9.17. Notwithstanding any other provisions set forth in this Agreement, each Committed Note Purchaser may at any time create a security interest in all or any portion of its rights under this Agreement, its Series 2018-1 Class A Note and the Transaction Documents in favor of any Federal Reserve Bank in accordance with Regulation A of the F.R.S. Board or any similar foreign entity. 45 DMSLIBRARY01\32647597

SECTION 9.04 Survival of Agreement. All covenants, agreements, representations and warranties made herein and in the Series 2018-1 Class A Notes delivered pursuant hereto shall survive the making and the repayment of the Advances and the execution and delivery of this Agreement and the Series 2018-1 Class A Notes and shall continue in full force and effect until all interest on and principal of the Series 2018-1 Class A Notes, and all other amounts owed to the Investors, the Funding Agents and the Administrative Agent hereunder and under the Series 2018-1 Supplement have been paid in full and the Commitments have been terminated. In addition, the obligations of the Co-Issuers and the Investors under Sections 3.05, 3.06, 3.07, 3.08, 9.05, 9.10 and 9.11 shall survive the termination of this Agreement. SECTION 9.05 Payment of Costs and Expenses; Indemnification. (a) Payment of Costs and Expenses. The Co-Issuers jointly and severally agree to pay (by depositing such amounts into the applicable account maintained pursuant to the Indenture be distributed subject to and in accordance with the Priority of Payments), on the Series 2018-1 Closing Date (if invoiced at least one (1) Business Day prior to such date) or on or before the next succeeding Payment Date immediately after written demand (in all other cases), all reasonable documented out-of-pocket expenses of the Administrative Agent, each initial Funding Agent and each initial Investor (including the reasonable fees and out-of-pocket expenses of one external counsel for the Administrative Agent), if any (but excluding, for the avoidance of doubt, fees and expenses, whether allocated or otherwise, in respect of in-house counsel), as well as the fees and expenses of the Rating Agency) in connection with (i) the negotiation, preparation, execution and delivery of this Agreement and of each other Transaction Document, including schedules and exhibits, whether or not the transactions contemplated hereby or thereby are consummated (including, without limitation, such reasonable and documented expenses for the Committed Note Purchaser’s due diligence investigation, consultants’ fees and travel expenses and fees incurred on or before the Series 2018-1 Closing Date to the extent invoiced at least one (1) Business Day prior to such date), the administration of this Agreement and of each other Transaction Document and the taking of any other action (whether through negotiations, through any work-out, bankruptcy, restructuring or other legal or other proceeding (including, without limitation, preparation for and/or response to any subpoena or request for document production relating thereto) or otherwise) in respect of, or legal advice with respect to its rights or responsibilities under, this Agreement and of each other Transaction Document; and (ii) any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Transaction Document as may from time to time hereafter be proposed by the Property Manager or the Co-Issuers (the “Class A Amendment Expenses”). The Co-Issuers further jointly and severally agree to pay, subject to and in accordance with the Priority of Payments, and to hold the Administrative Agent, each Funding Agent and each Investor harmless from all liability for (x) any breach by the Co-Issuers of its obligations under this Agreement, (y) all reasonable documented out-of-pocket costs incurred by the Administrative Agent, such Funding Agent or such Investor including the reasonable fees and out-of-pocket expenses of counsel to each of the foregoing, including, for the avoidance of doubt, fees and expenses of in-house counsel, if any, in enforcing this Agreement or in connection with the negotiation of any restructuring or “work-out”, whether or not consummated, of the Transaction Documents and (z) any Non-Excluded Taxes that may be payable in connection with (1) the execution or delivery of this Agreement, (2) any Borrowing hereunder, (3) the issuance of the Series 2018-1 Class A Notes or (4) any other Transaction Documents. The Co-Issuers also jointly and severally agree to reimburse, subject to and in accordance with the Priority of Payments, the Administrative Agent, such Funding Agent and Investor upon demand for all reasonable out-of-pocket expenses incurred by the Administrative Agent, such Funding Agent and such Investor in connection with the enforcement of this Agreement or any other Transaction Documents. Notwithstanding the foregoing, other than in connection with a sale or assignment pursuant to Section 9.18(a), the Co-Issuers shall have no obligation to reimburse any Investor for any of the fees and/or expenses incurred by such Investor with 46 DMSLIBRARY01\32647597 respect to its sale or assignment of all or any part of its respective rights and obligations under this Agreement and the Series 2018-1 Class A Notes pursuant to Section 9.03 or Section 9.17. (b) Indemnification of the Investors. In consideration of the execution and delivery of this Agreement by the Investors, the Co-Issuers hereby agree to jointly and severally indemnify and hold each Investor, each Funding Agent and the Administrative Agent (each in its capacity as such) and each of their officers, directors, employees and agents (collectively, the “Indemnified Parties”) harmless (by depositing such amounts into the Collection Account to be distributed subject to and in accordance with the Priority of Payments) from and against any and all fees, actions, causes of action, suits, losses, liabilities and damages (other than Class A Taxes which shall be addressed in the manner set forth in Section 3.08), and reasonable documented costs and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought and including, without limitation, any liability in connection with the offering and sale of the Series 2018-1 Class A Notes), including reasonable documented attorneys’ fees and disbursements and those amounts in connection with any action, claim or suit brought to enforce the Indemnified Parties’ right to indemnification (collectively, the “Indemnified Liabilities” and the amounts payable to the Indemnified Parties pursuant to this Section 9.05(b) being referred to herein as the “Class A Indemnities”), incurred by the Indemnified Parties or any of them (whether in prosecuting or defending against such actions, suits or claims) to the extent resulting from, or arising out of, or relating to: (i) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Advance; or (ii) the entering into and performance of this Agreement and any other Transaction Document by any of the Indemnified Parties; or (iii) any breach of a representation, warranty, covenant or agreement made by the Co-Issuers hereunder; except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party’s gross negligence, bad faith or willful misconduct or breach of representations set forth herein as determined by a final, non-appealable judgment of a court of competent jurisdiction. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Co-Issuers hereby jointly and severally agree to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law. (c) Indemnification of the Administrative Agent and each Funding Agent. In consideration of the execution and delivery of this Agreement by the Administrative Agent and the related Funding Agent, each Committed Note Purchaser, ratably according to its respective Commitment, hereby agrees to indemnify and hold the Administrative Agent and each of their respective officers, directors, managers, employees, affiliates and agents (the “Administrative Agent Indemnified Parties”) and such Funding Agent and each of its officers, directors, employees and agents (collectively, the “Funding Agent Indemnified Parties,” and together with the Administrative Agent Indemnified Parties, the “Applicable Agent Indemnified Parties”) harmless from and against any and all fees, actions, causes of action, suits, losses, liabilities and damages, and reasonable costs and expenses incurred in connection therewith (solely to the extent not reimbursed by or on behalf of the Co-Issuers) (irrespective of whether any such Applicable Agent Indemnified Party is a party to the action for which indemnification hereunder is sought and including, without limitation, any liability in connection with the offering and sale of the Series 2018-1 Class A Notes), including reasonable attorneys’ fees and disbursements and those amounts in connection with any action, claim or suit brought to enforce the Applicable Agent Indemnified Parties’ 47 DMSLIBRARY01\32647597

right to indemnification (collectively, the “Applicable Agent Indemnified Liabilities”), incurred by the Applicable Agent Indemnified Parties or any of them (whether in prosecuting or defending against such actions, suits or claims) to the extent resulting from, or arising out of, or relating to the entering into and performance of this Agreement and any other Transaction Document by any of the Applicable Agent Indemnified Parties, except for any such Applicable Agent Indemnified Liabilities arising for the account of a particular Applicable Agent Indemnified Party by reason of the relevant Applicable Agent Indemnified Party’s gross negligence or willful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, each Committed Note Purchaser, ratably according to its respective Commitment, hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Applicable Agent Indemnified Liabilities that is permissible under applicable law. The indemnity set forth in this Section 9.05(c) shall in no event include indemnification for consequential or indirect damages of any kind. SECTION 9.06 Characterization as Transaction Document; Entire Agreement. This Agreement shall be deemed to be a Transaction Document for all purposes of the Indenture and the other Transaction Documents. This Agreement, together with the Indenture, the Series 2018-1 Supplement, the documents delivered pursuant to Article VII and the other Transaction Documents, including the exhibits and schedules thereto, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto. SECTION 9.07 Notices. All notices, amendments, waivers, consents and other communications provided to any party hereto under this Agreement shall be in writing and addressed, delivered or transmitted to such party at its address, or e-mail address set forth below its signature hereto, in the case of the Co-Issuers, the Property Manager or the Support Provider, or on Schedule II attached hereto, in the case of the Investors, the Administrative Agent and the Funding Agents, or in each case at such other address or e-mail address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by e-mail, shall be deemed given when received. SECTION 9.08 Severability of Provisions. Any covenant, provision, agreement or term of this Agreement that is prohibited or is held to be void or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions of this Agreement. SECTION 9.09 Tax Characterization. (a) Each party to this Agreement (i) acknowledges that it is the intent of the parties to this Agreement that, for accounting purposes and for all federal, state and local income and franchise tax purposes, the Series 2018-1 Class A Notes will be treated as evidence of indebtedness, (ii) agrees to treat the Series 2018-1 Class A Notes for all such purposes as indebtedness and (iii) agrees that the provisions of the Transaction Documents shall be construed to further these intentions. (b) Each Series 2018-1 Class A Noteholder shall, acting solely for this purpose as an agent of the Co-Issuers, maintain a register on which it enters the name and address of each related Investor (and, if applicable, Program Support Provider) and the applicable portions of the Series 2018-1 Class A Outstanding Principal Amount (and stated interest) with respect to such Series 2018-1 Class A Noteholder of each Investor (and, if applicable, Program Support Provider) that has an interest in such Series 2018-1 Class A Noteholder’s Series 2018-1 Class A Notes (the “Series 2018-1 Class A Notes Register”), provided that no Series 2018-1 Class A Noteholder shall have any obligation to disclose all or 48 DMSLIBRARY01\32647597 any portion of the Series 2018-1 Class A Notes Register to any Person except to the extent that such disclosure is necessary to establish that such Series 2018-1 Class A Notes are in registered form under Section 5f.103-1(c) and Proposed Treasury Regulations 1.163-5(b) of the U.S. Treasury regulations (or any successor version). SECTION 9.10 No Proceedings; Limited Recourse. (a) The Co-Issuers. Each of the parties hereto (other than the Co-Issuers) hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of the last maturing Note issued by the Co-Issuers pursuant to the Indenture, it will not institute against, or join with any other Person in instituting against, any Co-Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law and subject to any retained rights set forth therein; provided, however, that nothing in this Section 9.10(a) shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Co-Issuers pursuant to this Agreement, the Series 2018-1 Supplement, the Indenture or any other Transaction Document. In the event that an Investor (solely in its capacity as such) takes action in violation of this Section 9.10(a), each affected Co-Issuer shall file or cause to be filed an answer with the bankruptcy court or otherwise properly contest or cause to be contested the filing of such a petition by any such Person against such Co-Issuer or the commencement of such action and raise or cause to be raised the defense that such Person has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert. Nothing contained herein shall preclude participation by an Investor in the assertion or defense of its claims in any such proceeding involving any Co-Issuer. The obligations of the Co-Issuers under this Agreement are solely the limited liability company or corporate, as the case may be, obligations of the Co-Issuers. (b) The Conduit Investors. Each of the parties hereto hereby covenants and agrees that it will not, prior to the date that is one year and one day after the payment in full of all Commercial Paper or other debt securities or instruments issued by a Conduit Investor, institute against, or join with any other Person in instituting against, such Conduit Investor, any bankruptcy, reorganization, arrangement, insolvency, examination or liquidation proceedings, or other proceedings under any federal or state (or any other jurisdiction with authority over such Conduit Investor) bankruptcy or similar law. In the event that any such party takes action in violation of this Section 9.10(b), such related Conduit Investor may file an answer with the bankruptcy court or otherwise properly contest or cause to be contested the filing of such a petition by any such party against such Conduit Investor or the commencement of such action and raise or cause to be raised the defense that such party has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert. Nothing contained herein shall preclude participation by any of the Co-Issuers, the Property Manager or an Investor in assertion or defense of its claims in any such proceeding involving a Conduit Investor. The obligations of the Conduit Investors under this Agreement are solely the corporate obligations of the Conduit Investors. No recourse shall be had for the payment of any amount owing in respect of this Agreement, including any obligation or claim arising out of or based upon this Agreement, against any stockholder, employee, officer, agent, director, member, affiliate or incorporator (or Person similar to an incorporator under state business organization laws) of any Conduit Investor; provided, however, nothing in this Section 9.10(b) shall relieve any of the foregoing Persons from any liability that any such Person may otherwise have for its gross negligence, bad faith or willful misconduct. (c) The parties hereto acknowledge and agree that any fees, costs, indemnified amounts or expenses payable by a Conduit Investor pursuant to this Agreement (“Conduit Investor Amounts”) shall be payable only in accordance with the order of priorities set forth in such Conduit 49 DMSLIBRARY01\32647597

Investor’s commercial paper program documents and no Conduit Investor shall have any obligation to pay any amount required to be paid by it hereunder in excess of any amount received pursuant to this Agreement or the Notes and available to such Conduit Investor after paying or making provision for the payment of its commercial paper notes; provided, however, that each Committed Note Purchaser shall pay any Conduit Investor Amounts, on behalf of any Conduit Investor in such Committed Note Purchaser’s Investment Group, as and when due hereunder, to the extent that such Conduit Investor is precluded by its commercial paper program documents from paying such Conduit Investor Amounts in accordance with this Agreement. (d) Notwithstanding any provisions contained in this Agreement to the contrary, no Conduit Investor shall be obligated to pay any fees, costs, indemnified amounts or expenses due pursuant to this Agreement other than in accordance with the order of priorities set out in such Conduit Investor’s commercial paper program documents and all payment obligations of each Conduit Investor hereunder are contingent on the availability of funds received pursuant to this Agreement or the Notes and in excess of the amounts necessary to pay its commercial paper notes. Any such amount which any Conduit Investor does not pay pursuant to the operation of the preceding sentence shall not constitute a claim against or corporate obligation of such Conduit Investor for any such insufficiency unless and until funds received pursuant to this Agreement or the Notes and are available for the payment of such amounts as aforesaid. (e) The provisions of this Section 9.10 shall survive the termination of this Agreement. SECTION 9.11 Confidentiality. Each Investor, Funding Agent and the Administrative Agent agrees that it shall not disclose any Confidential Information to any Person without the prior written consent of the Property Manager and the Co-Issuers, other than (a) to their Affiliates, and their Affiliates’ officers, directors, employees, managers, administrators, trustees, agents and advisors, including, without limitation, legal counsel and accountants (it being understood that the Person to whom such disclosure is made will be informed of the confidential nature of such Confidential Information and instructed to keep it confidential), (b) to actual or prospective assignees and participants, and then only on a confidential basis (after obtaining such actual or prospective assignee’s or participant’s agreement to keep such Confidential Information confidential in a manner substantially similar to this Section 9.11), (c) as requested by a Governmental Authority or self-regulatory organization or required by any law, rule or regulation or judicial process of which the Co-Issuers or the Property Manager, as the case may be, has knowledge; provided that each Investor, Funding Agent and the Administrative Agent may disclose Confidential Information as requested by a Governmental Authority or self-regulatory organization or required by any law, rule or regulation or judicial process of which the Co-Issuers or the Property Manager, as the case may be, does not have knowledge if such Investor, Funding Agent or Administrative Agent is prohibited by law, rule or regulation from disclosing such requirement to the Co-Issuers or the Property Manager, as the case may be, (d) to (x) Program Support Providers and (y) any trustee or collateral agent for the benefit of the holders of the commercial paper notes or other senior indebtedness of a Conduit Investor appointed pursuant to such Conduit Investor’s program documents (after obtaining such Person’s agreement to keep such Confidential Information confidential in a manner substantially similar to this Section 9.11), (e) to any rating agency providing a rating for any Series or Class of Notes or any Conduit Investor’s debt, (f) to any Person acting as a placement agent, dealer or investor with respect to any Conduit Investor’s commercial paper (provided that any Confidential Information provided to any such placement agent, dealer or investor does not reveal the identity of the Co-Issuers or any of their Affiliates and is confined to information of the type that is typically provided to such entities by asset-backed commercial paper conduits), or (g) in the course of litigation with the Co-Issuers or the Property Manager. 50 DMSLIBRARY01\32647597

“Confidential Information” means information that any Co-Issuer or the Property Manager furnishes to an Investor, but does not include (i) any such information that is or becomes generally available to the public other than as a result of a disclosure in violation of this Section 9.11 or a disclosure by a Person to which an Investor, a Funding Agent or the Administrative Agent delivered such information, (ii) any such information that was in the possession of an Investor prior to its being furnished to such Investor by the Co-Issuers or the Property Manager, or (iii) any such information that is or becomes available to an Investor from a source other than a Co-Issuer or the Property Manager; provided that with respect to clauses (ii) and (iii) herein, such source is not (x) known to an Investor to be bound by a confidentiality agreement with a Co-Issuer or the Property Manager, as the case may be, with respect to the information or (y) known to an Investor to be otherwise prohibited from transmitting the information by a contractual, legal or fiduciary obligation. SECTION 9.12 GOVERNING LAW; CONFLICTS WITH INDENTURE OR THE SERIES 2018-1 SUPPLEMENT. THIS AGREEMENT AND ALL MATTERS ARISING UNDER OR IN ANY MANNER RELATING TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. IN THE EVENT OF ANY CONFLICTS BETWEEN THIS AGREEMENT AND THE INDENTURE OR THE SERIES 2018-1 SUPPLEMENT, THE INDENTURE OR THE SERIES 2018-1 SUPPLEMENT, AS APPLICABLE, SHALL GOVERN. SECTION 9.13 JURISDICTION. EACH OF THE PARTIES HERETO IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR UNITED STATES FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR IN RELATION TO THIS AGREEMENT. SECTION 9.14 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY SECTION 9.15 Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such respective counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of this Agreement in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed counterpart of this Indenture. SECTION 9.16 Third Party Beneficiary. The Indenture Trustee is an express third party beneficiary of this Agreement. SECTION 9.17 Assignment. (a) Subject to Sections 6.04 and 9.17(d), any Committed Note Purchaser may at any time sell or assign all or any part of its rights and obligations under this Agreement, the Series 2018-1 Class A Notes and, in connection therewith, any other Transaction Documents to which it is a party, with the prior written consent of the Co-Issuers to one or more financial institutions (an “Acquiring Committed Note Purchaser”) pursuant to an assignment and assumption agreement, substantially in the form of Exhibit B (the “Assignment and Assumption Agreement”), executed by such Acquiring Committed Note Purchaser, such assigning Committed Note Purchaser, the Funding Agent with respect to such assigning Committed Note Purchaser and the Co-Issuers and delivered to the Administrative Agent; 51 DMSLIBRARY01\32647597

provided, that no consent of the Co-Issuers will be required for an assignment in whole or in part to another Series 2018-1 Class A Noteholder, an Affiliate of a Series 2018-1 Class A Noteholder, an Eligible Assignee or if an Event of Default has occurred and is continuing; provided, further, that any such assignment to an Eligible Assignee without the consent of the Co-Issuers shall be of Commitments in an amount of at least $10 million. An “Eligible Assignee” shall mean a financial institution that is rated at least “BBB-” from S&P and/or has the equivalent rating of another “nationally-recognized statistical rating organization” registered with the SEC as of the date of the assignment. (b) Without limiting the foregoing, subject to Sections 6.04 and 9.17(d), each Conduit Investor may assign all or a portion of the Investor Group Principal Amount with respect to such Conduit Investor and its rights and obligations under this Agreement, the Series 2018-1 Class A Notes and, in connection therewith, any other Transaction Documents to which it is a party to a Conduit Assignee with respect to such Conduit Investor, without the prior written consent of the Co-Issuers. Upon such assignment by a Conduit Investor to a Conduit Assignee, (i) such Conduit Assignee shall be the owner of the Investor Group Principal Amount or such portion thereof with respect to such Conduit Investor, (ii) the related administrative or managing agent for such Conduit Assignee will act as the Funding Agent for such Conduit Assignee hereunder, with all corresponding rights and powers, express or implied, granted to the Funding Agent hereunder or under the other Transaction Documents, (iii) such Conduit Assignee and its liquidity support provider(s) and credit support provider(s) and other related parties, in each case relating to the Commercial Paper and/or the Series 2018-1 Class A Notes, shall have the benefit of all the rights and protections provided to such Conduit Investor herein and in the other Transaction Documents (including, without limitation, any limitation on recourse against such Conduit Assignee as provided in this paragraph), (iv) such Conduit Assignee shall assume all of such Conduit Investor’s obligations, if any, hereunder or under the Indenture or under any other Transaction Document with respect to such portion of the Investor Group Principal Amount and such Conduit Investor shall be released from such obligations, (v) all distributions in respect of the Investor Group Principal Amount or such portion thereof with respect to such Conduit Investor shall be made to the applicable Funding Agent on behalf of such Conduit Assignee, (vi) the definition of the term “CP Funding Rate” with respect to the portion of the Investor Group Principal Amount with respect to such Conduit Investor, as applicable, funded or maintained with commercial paper issued by such Conduit Assignee from time to time shall be determined in the manner set forth in the definition of “CP Funding Rate” applicable to such Conduit Assignee on the basis of the interest rate or discount applicable to Commercial Paper issued by or for the benefit of such Conduit Assignee (rather than any other Conduit Investor), (vii) the defined terms and other terms and provisions of this Agreement and the other Transaction Documents shall be interpreted in accordance with the foregoing, and (viii) if requested by the Funding Agent with respect to such Conduit Assignee, the parties will execute and deliver such further agreements and documents and take such other actions as the Funding Agent may reasonably request to evidence and give effect to the foregoing. No assignment by any Conduit Investor to a Conduit Assignee of all or any portion of the Investor Group Principal Amount with respect to such Conduit Investor shall in any way diminish the obligation of the Committed Note Purchasers in the same Investor Group as such Conduit Investor under Section 2.03 to fund any Borrowing not funded by such Conduit Investor or such Conduit Assignee. (c) Subject to Sections 6.04 and 9.17(d), each Conduit Investor and the related Committed Note Purchaser(s) may at any time sell all or any part of their respective rights and obligations under this Agreement, the Series 2018-1 Class A Notes and, in connection therewith, any other Transaction Documents to which it is a party, with the prior written consent (not to be unreasonably withheld or delayed) of the Co-Issuers to a multi-seller commercial paper conduit, whose commercial paper is rated at least “A” (or then equivalent grade) from S&P, and one or more financial institutions providing support to such multi-seller commercial paper conduit (an “Acquiring Investor Group”) pursuant to a transfer supplement, substantially in the form of Exhibit C (the “Investor Group Supplement”), executed by such Acquiring Investor Group, the Funding Agent with respect to such 52 DMSLIBRARY01\32647597

Acquiring Investor Group (including the Conduit Investor and the Committed Note Purchasers with respect to such Investor Group), such assigning Conduit Investor and the Committed Note Purchasers with respect to such Conduit Investor, the Funding Agent with respect to such assigning Conduit Investor and Committed Note Purchasers and the Co-Issuers and delivered to the Administrative Agent; provided that no consent of the Co-Issuers shall be required for an assignment to another Committed Note Purchaser or any Affiliate of a Committed Note Purchaser and its related Conduit Investor or if an Event of Default has occurred and is continuing. For the avoidance of doubt, this Section 9.17(c) is intended to permit and provide for (i) assignments from a Committed Note Purchaser to a Conduit Investor in a different Investor Group and (ii) assignments from a Conduit Investor to a Committed Note Purchaser in a different Investor group, and, in each of (i) and (ii), Exhibit C shall be revised to reflect such assignments. (d) [Reserved] (e) [Reserved] (f) Any assignment of the Series 2018-1 Class A Notes shall be made in accordance with the applicable provisions of the Indenture and the Series 2018-1 Supplement. SECTION 9.18 Defaulting Investors. (a) The Co-Issuers may, at their sole expense and effort, upon notice to such Defaulting Investor and the Administrative Agent, (i) require any Defaulting Investor to sell all of its rights, obligations and commitments under this Agreement, the Series 2018-1 Class A Notes and, in connection therewith, any other Transaction Documents to which it is a party, to an assignee; provided that (x) such assignment is made in compliance with Section 9.17 and (y) such Defaulting Investor shall have received from such assignee an amount equal to such Defaulting Investor’s Committed Note Purchaser Percentage of the related Investor Group Principal Amount of such Defaulting Investor and all accrued interest thereon, accrued fees and all other amounts payable to such Defaulting Investor hereunder or (ii) remove any Defaulting Investor as an Investor by paying to such Defaulting Investor an amount equal to such Defaulting Investor’s Committed Note Purchaser Percentage of the related Investor Group Principal Amount of such Defaulting Investor and all accrued interest thereon, accrued fees and all other amounts payable to such Defaulting Investor hereunder. (b) In the event that a Defaulting Investor desires to sell all or any portion of it rights, obligations and commitments under this Agreement, the Series 2018-1 Class A Notes and, in connection therewith, any other Transaction Documents to which it is a party, to an unaffiliated third party assignee for an amount less than 100% (or, if only a portion of such rights, obligations and commitments are proposed to be sold, such portion) of such Defaulting Investor’s Committed Note Purchaser Percentage of the related Investor Group Principal Amount of such Defaulting Investor and all accrued interest thereon, accrued fees and all other amounts payable to such Defaulting Investor hereunder, such Defaulting Investor shall promptly notify the Co-Issuers of the proposed sale (the “Sale Notice”). Each Sale Notice shall certify that such Defaulting Investor has received a firm offer from the prospective unaffiliated third party and shall contain the material terms of the proposed sale, including, without limitation, the purchase price of the proposed sale and the portion of such Defaulting Investor’s rights, obligations and commitments proposed to be sold. The Co-Issuers and any of its Affiliates shall have an option for a period of three (3) Business Days from the date the Sale Notice is given to elect to purchase such rights, obligations and commitments at the same price and subject to the same material terms as described in the Sale Notice. The Co-Issuers or any of their respective Affiliates may exercise such purchase option by notifying such Defaulting Investor before expiration of such three (3) Business Days period that it wishes to purchase all (but not a portion) of the rights, obligations and commitments of 53 DMSLIBRARY01\32647597 such Defaulting Investor proposed to be sold to such unaffiliated third party. If the Co-Issuers or any of their respective Affiliates gives notice to such Defaulting Investor that it desires to purchase such, rights, obligations and commitments, the Co-Issuers or such Affiliate shall promptly pay the purchase price to such Defaulting Investor. If the Co-Issuers or any of their respective Affiliates does not respond to any Sale Notice within such three (3) Business Days period, the Co-Issuers and their respective Affiliates shall be deemed not to have exercised such purchase option. (c) Notwithstanding anything to the contrary contained in this Agreement, if any Investor becomes a Defaulting Investor, then, until such time as such Investor is no longer a Defaulting Investor, to the extent permitted by applicable law: (i) Such Defaulting Investor’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 9.01. (ii) Any payment of principal, interest, fees or other amounts payable to the account of such Defaulting Investor (whether voluntary or mandatory, at maturity or otherwise) shall be applied (and the Co-Issuers shall instruct the Indenture Trustee to apply such amounts) as follows: first, to the payment on a pro rata basis of any amounts owing by such Defaulting Investor to the Administrative Agent hereunder; second, as the Co-Issuers may request (so long as no Default or Event of Default exists), to the funding of any Advance in respect of which such Defaulting Investor has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and the Co-Issuers, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Investor’s potential future funding obligations with respect to Advances under this Agreement; fourth, to the payment of any amounts owing to the Investors as a result of any judgment of a court of competent jurisdiction obtained by any Investor against such Defaulting Investor as a result of such Defaulting Investor’s breach of its obligations under this Agreement; fifth, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Co-Issuers as a result of any judgment of a court of competent jurisdiction obtained by the Co-Issuers against such Defaulting Investor as a result of such Defaulting Investor’s breach of its obligations under this Agreement; and sixth, to such Defaulting Investor or as otherwise directed by a court of competent jurisdiction. Any payments, prepayments or other amounts paid or payable to a Defaulting Investor that are applied (or held) to pay amounts owed by a Defaulting Investor or to post cash collateral pursuant to this Section 9.18(c)(ii) shall be deemed paid to and redirected by such Defaulting Investor, and each Investor irrevocably consents hereto. (d) If the Co-Issuers and the Administrative Agent (acting at the direction of the Funding Agents) agree in writing that an Investor is no longer a Defaulting Investor, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any cash collateral), that Investor will, to the extent applicable, purchase that portion of outstanding Advances of the other Investors or take such other actions as the Administrative Agent (acting at the direction of the Funding Agents) may determine to be necessary to cause the Advances to be held pro rata by the Investors in accordance with their respective Commitments (without giving effect to Section 9.18(c)(iii)), whereupon such Investor will cease to be a Defaulting Investor; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Co- Issuers while that Investor was a Defaulting Investor; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Investor to 54 DMSLIBRARY01\32647597

Investor will constitute a waiver or release of any claim of any party hereunder arising from that Investor’s having been a Defaulting Investor. SECTION 9.19 No Fiduciary Duties. Each of the Property Manager and the Co- Issuers acknowledge and agree that in connection with the transaction contemplated in this Agreement, or any other services the Investors may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Investors: (a) no fiduciary or agency relationship between any of the Property Manager, the Co-Issuers and any other person, on the one hand, and the Investors or any of its Affiliates (or any agent, adviser or representative of any of the foregoing), on the other, exists; (b) the Investors are not acting as advisor, expert or otherwise, to the Property Manager or the Co-Issuers, and such relationship between any of the Property Manager or the Co-Issuers, on the one hand, and the Investors or any of its respective affiliates (or any agent, adviser or representative of any of the foregoing), on the other, is entirely and solely commercial, based on arms-length negotiations; (c) any duties and obligations that the Investors may have to the Property Manager and any of the Co-Issuers shall be limited to those duties and obligations specifically stated herein; (d) the Investors and its respective affiliates (or any agent, adviser or representative of any of the foregoing) may have interests that differ from those of the Property Manager or any of the Co-Issuers; and (e) the Property Manager and the Co-Issuers have consulted their own legal and financial advisors to the extent they deemed appropriate. Each of the Property Manager and the Co-Issuers hereby waive any claims that Property Manager or the Co-Issuer may have against the Investors with respect to any breach of fiduciary duty in connection with the Series 2018-1 Class A Notes. SECTION 9.20 No Guarantee by the Parent or the Property Manager. The execution and delivery of this Agreement by the Parent and the Property Manager shall not be construed as a guarantee or other credit support by the Parent or the Property Manager of the obligations of the Co- Issuers hereunder. Neither the Parent nor the Property Manager shall be liable in any respect for any obligation of the Co-Issuers hereunder or any violation by any Co-Issuer of its covenants, representations and warranties or other agreements and obligations hereunder. SECTION 9.21 Term; Termination of Agreement. This Agreement shall terminate upon the earliest to occur of (x) the permanent reduction of the Series 2018-1 Class A Notes Maximum Principal Amount to zero in accordance with Section 2.05(a) and payment in full of all monetary obligations in respect of the Series 2018-1 Class A Notes, (y) the payment in full of all monetary obligations in respect of the Series 2018-1 Class A Notes on or after the Series 2018-1 Class A Anticipated Repayment Date and (z) the satisfaction and discharge of the Indenture and the Series 2018-1 Supplement pursuant to Article 9 of the Indenture. SECTION 9.22 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Transaction Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Transaction Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and (b) the effects of any Bail-In Action or any such liability, including, if applicable: 55 DMSLIBRARY01\32647597

(i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Transaction Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority. For purposes of this Section 9.22: “Bail-In Legislation” means in relation to an EEA Member Country which has implemented, or which at any time implements, Article 55 of Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms, the relevant implementing law or regulation as described in the EU Bail-In Legislation Schedule from time to time. “EEA Member Country” means any member state of the European Union, Iceland, Liechtenstein and Norway. “EU Bail-In Legislation Schedule” means the document described as such and published by the Loan Market Association (or any successor person) from time to time. “Resolution Authority” means any legal body which has authority to exercise any Write- down and Conversion Powers. “Write-down and Conversion Powers” means in relation to any Bail-In Legislation described in the EU Bail-In Legislation Schedule from time to time, the powers described as such in relation to that Bail-In Legislation in the EU Bail-In Legislation Schedule. SECTION 9.23 Joint and Several Obligations of the Co-Issuers; Designation of Property Manager as Representative and Agent. (a) Each Co-Issuer agrees that it is jointly and severally liable for, and absolutely and unconditionally guarantees to each Investor, each Funding Agent and the Administrative Agent the prompt payment of all obligations under the Series 2018-1 Class A Notes and all other amounts owed by any Co-Issuer hereunder to each Investor, each Funding Agent and the Administrative Agent, and the prompt performance of all agreements under the Transaction Documents. (b) The Co-Issuers hereby designate the Property Manager as their representative and agent on its behalf for the purposes of issuing requests for Borrowing and giving instructions with respect to the disbursement of the proceeds of the Advances (and such proceeds may be advanced hereunder at such direction), giving and receiving all other notices and consents hereunder or under any of the Series 2018-1 Class A Notes and taking all other actions (including in respect of compliance with covenants) on behalf of the Co-Issuers hereunder or under any Series 2018-1 Class A Notes. The Property Manager hereby accepts such appointment. Each Investor, each Funding Agent and the Administrative Agent may regard any notice or other communication pursuant to any Transaction Document from the Property Manager as a notice or communication from the Co-Issuers, and may give any notice or communication required or permitted to be given to the Co-Issuers hereunder to the 56 DMSLIBRARY01\32647597

Property Manager on behalf of the Co-Issuers. The Co-Issuers agrees that each notice, election, representation and warranty, covenant, agreement and undertaking made on its behalf by the Property Manager will be deemed for all purposes to have been made by the Co-Issuers and shall be binding upon and enforceable against the Co-Issuers to the same extent as if the same had been made directly by the Co-Issuers. SECTION 9.24 Patriot Act. In accordance with the USA PATRIOT Act, to help fight the funding of terrorism and money laundering activities, any Investor may obtain, verify and record information that identifies individuals or entities that establish a relationship with such Investor. Such Investor may ask for the name, address, tax identification number and other information that will allow it to identify the individual or entity who is establishing the relationship or opening the account. Such Investor may also ask for formation documents such as articles of incorporation, an offering memorandum, or other identifying documents to be provided. [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK] 57 DMSLIBRARY01\32647597

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers and delivered as of the day and year first above written. SPIRIT MASTER FUNDING, LLC, as Co-Issuer By: SMTA SPE Manager, LLC, its manager By: Name: Rica=~:;gue, Title: Authorized Signatory SPIRIT MASTER FUNDING II, LLC, as Co-Issuer By: SMTA SPE Manager, LLC, its manager By: Name ~;Jte, Title: Authorized Signatory SPIRIT MASTER FUNDING III, LLC, as Co-Issuer By: SMTA SPE Manager, LLC, its manager By: ---~=:::::i:=--------- Name: Ricardo odriguez Title: Authorized Signatory SPIRIT MASTER FUNDING VI, LLC, as Co-Issuer By: SMTA SPE Manager, LLC, its manager By: Nam~ Rodrigue, Title: Authorized Signatory Signature Page to Class A Note Purchase Agreement (Series 2018-1 Class A)

SPIRIT MASTER FUNDING VIII, LLC, as Co-Issuer By: SMTA SPE Manager, LLC, its manager By, Name~Ri~~~ driguez Title: Authorized Signatory Signature Page to Class A Note Purchase Agreement (Series 2018-1 Class A)

SPIRIT MTA REIT, as Parent By: Spirit MTA OP Holdings, LLC, its manager By: Name, Ric:JifL Title: Chief Executive Officer, President, Chief Financial Officer and Treasurer Signature Page to Class A Note Purchase Agreement (Series 2018-1 Class A)

SPIRIT REALTY, L.P ., as Property Manager By: Spirit General OP Holdings, its manager Name: Michael Hughes Title: Executive Vice President, Chief Financial Officer and Treasurer The Co-Issuers, the Support Provider and the Property Manager at the following address: 2727 N. Harwood Street Ste 300 Dallas, TX 75201 Signature Page to Class A Note Purchase Agreement (Series 2018-1 Class A)

By: arne: Title: Chi Signature Page to Class A ote Purchase Agreement (Seri es 2018-1 Class A)

BARCLAYS BA K PLC, ame: Chi - ong Choe Title: irector BA RCLAYS BANK PLC Name: Title: Signature Page to Class A ote Purchase Agreement (Series 2018- 1 Class A)

Na me: Title: Signature Page to Class A ote Purchase Agreement (Series 20 I 8- I Class A)

SCHEDULE I TO CLASS A NOTE PURCHASE AGREEMENT INVESTOR GROUPS AND COMMITMENTS Investor Maximum Investor Conduit Committed Note Commitment Group/Funding Group Principal Investor (if any) Purchaser(s) Amount Agent Amount Barclays Bank PLC $50,000,000 Sheffield Barclays Bank PLC $50,000,000 Receivables Company LLC Schedule I-1 DMSLIBRARY01\32647597

SCHEDULE II TO CLASS A NOTE PURCHASE AGREEMENT NOTICE ADDRESSES FOR LENDER PARTIES AND AGENTS Conduit Investor Sheffield Receivables Company LLC Sheffield Receivables Company LLC 745 Seventh Avenue, 5th Floor New York, New York 10019 Attention: Chin-Yong Choe Telephone: 212-528-8159 Email: BarCapConduitOps@barclays.com; ASGReports@barclays.com; chin-yong.choe@barclays.com; peter.walgren@barclays.com; tara.chick@barclays.com Committed Note Purchaser Barclays Bank PLC Barclays Bank PLC 745 Seventh Avenue, 5th Floor New York, New York 10019 Attention: Chin-Yong Choe Telephone: 212-528-8159 Email: BarCapConduitOps@barclays.com; ASGReports@barclays.com; chin-yong.choe@barclays.com; peter.walgren@barclays.com; tara.chick@barclays.com Schedule II-1 DMSLIBRARY01\32647597

Funding Agent Barclays Bank PLC Barclays Bank PLC 745 Seventh Avenue, 5th Floor New York, New York 10019 Attention: Chin-Yong Choe Telephone: 212-528-8159 Email: BarCapConduitOps@barclays.com; ASGReports@barclays.com; chin-yong.choe@barclays.com; peter.walgren@barclays.com; tara.chick@barclays.com Schedule II-2 DMSLIBRARY01\32647597

Administrative Agent Barclays Bank PLC Barclays Bank PLC 745 Seventh Avenue, 5th Floor New York, New York 10019 Attention: Chin-Yong Choe Telephone: 212-528-8159 Email: BarCapConduitOps@barclays.com; ASGReports@barclays.com; chin-yong.choe@barclays.com; peter.walgren@barclays.com; tara.chick@barclays.com Schedule II-3 DMSLIBRARY01\32647597

SCHEDULE III TO CLASS A NOTE PURCHASE AGREEMENT ADDITIONAL CLOSING CONDITIONS The following are the additional conditions to initial issuance and effectiveness referred to in Section 7.01(c): (a) All corporate proceedings and other legal matters incident to the authorization, form and validity of each of the Transaction Documents, and all other legal matters relating to the Transaction Documents and the transactions contemplated thereby, shall be reasonably satisfactory in all material respects to the Administrative Agent, Co-Issuers, the Property Manager and the Parent shall have furnished to the Funding Agent all documents and information that the Funding Agents or their counsel may reasonably request to enable them to pass upon such matters. (b) Richards, Layton & Finger, P.A., as Delaware counsel to the Co-Issuers and the Property Manager, shall have furnished to the Administrative Agent and the Investors written opinions that are customary for transactions of this type, including with respect to certain corporate matters and the applicability of Delaware law to the determination of what persons have the authority to file a voluntary bankruptcy petition on behalf of the Co-Issuers, and reasonably satisfactory in form and substance to counsel to the Funding Agent, addressed to the Funding Agent, the Administrative Agent and Investors and dated the Series 2018-1 Closing Date. (c) Latham & Watkins LLP, as counsel to the Co-Issuers, the Property Manager and the Parent, shall have furnished to the Funding Agent, the Administrative Agent and the Investors written opinions (or a reaffirmation of the opinion or opinions of Latham & Watkins LLP covering the same matters) that are customary for transactions of this type, and including with respect to certain corporate, securities and investment company act matters, security interest matters, “non-consolidation” matters and tax matters, and in each case reasonably satisfactory in form and substance to counsel to the Funding Agent, addressed to the Funding Agent and the Administrative Agent and Investors and dated the Series 2018-1 Closing Date. (d) Dentons US LLP, as counsel to the Indenture Trustee, shall have furnished to the Administrative Agent and the Investors written opinions that are customary for transactions of this type, reasonably satisfactory in form and substance to counsel to the Funding Agent, addressed to the Funding Agent and the Administrative Agent and Investors and dated the Series 2018-1 Closing Date. (e) In-house counsel of the Co-Issuers and the Parent shall have furnished or caused to be furnished to the Administrative Agent and the Investors written opinions that are customary for transactions of this type, reasonably satisfactory in form and substance to the Funding Agent, addressed to the Funding Agent and the Administrative Agent and Investors and dated the Series 2018-1 Closing Date. (f) Each of the Co-Issuers, the Parent and the Property Manager, as applicable, shall have furnished or caused to be furnished to the Funding Agent a certificate signed by two managers, officers or other authorized signatory of the Co-Issuers, the Parent and the Property Manager, as applicable, or other officers reasonably satisfactory to the Funding Agents, dated as of the Series 2018-1 Closing Date, as to such matters as the Funding Agents may reasonably request, including, without limitation, a statement that: (i) the representations, warranties and agreements of the Co-Issuers, the Parent and the Property Manager, as applicable, in any other Transaction Document to Schedule III-1 DMSLIBRARY01\32647597

which any of the Co-Issuers, the Parent and the Property Manager, as applicable, is a party are true and correct (A) if qualified as to materiality, in all respects, and (B) if not so qualified, in all material respects, on and as of the Series 2018-1 Closing Date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct (x) if qualified as to materiality, in all respects, and (y) if not so qualified, in all material respects, as of such earlier date), and the Co-Issuers, the Parent and the Property Manager, as applicable, has complied in all material respects with all its agreements contained herein and in any other Transaction Document to which it is a party and satisfied all the conditions on its part to be performed or satisfied hereunder or thereunder at or prior to the Series 2018-1 Closing Date and (ii) in the case of the Co-Issuers and the Property Manager, there shall exist at and as of the Series 2018-1 Closing Date no condition that would constitute an “Event of Default” (or an event that with notice or the lapse of time, or both, would constitute an “Event of Default”) under, and as defined in, the Indenture. (g) The Property Manager and the Co-Issuers shall have executed and delivered an amendment to the Property Management Agreement, and the Funding Agent shall have received a duly executed copy thereof. (h) The Property Manager, the Co-Issuers and the Back-Up Manager shall have executed and delivered the Property Management Agreement, and the Funding Agent shall have received a duly executed copy thereof. (i) The Co-Issuers and the Indenture Trustee shall have executed and delivered the Indenture, and the Funding Agent shall have received a duly executed copy thereof. (j) The Series 2018-1 Supplement shall have been duly executed and delivered by the Co- Issuers and the Indenture Trustee. (k) The Series 2018-1 Class A Notes shall have been duly executed and delivered by the Co- Issuers and duly authenticated by the Indenture Trustee, and the Funding Agent shall have received duly executed copies thereof. (l) Each other Transaction Documents (excluding any Series Supplements and other Transaction Documents relating solely to a Series other than the Series 2018-1 Notes) shall have been duly executed and delivered by the respective parties thereto, and the Funding Agent shall have received duly executed copies thereof. (m) Each of the Transaction Documents shall be in full force and effect. (n) The Co-Issuers shall have furnished to the Funding Agent a certificate, in form and substance reasonably satisfactory to the Funding Agent and dated as of the Series 2018-1 Closing Date, of an authorized signatory of such entity (or other officers reasonably satisfactory to the Funding Agent) that such entity will be Solvent (as defined below) immediately after the consummation of the transactions contemplated by this Agreement. As used herein, “Solvent” means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the relevant entity are not less than the total amount required to pay the probable liabilities of such entity on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (ii) the relevant entity is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, (iii) Schedule III-2 DMSLIBRARY01\32647597 assuming the completion of the transactions contemplated by the Transaction Documents, the relevant entity is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature, (iv) the relevant entity is not engaged in any business or transaction, and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such entity is engaged, and (v) the relevant entity is not a defendant in any civil action that would reasonably be likely to result in a judgment that such entity is or would become unable to satisfy. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. (o) None of the transactions contemplated by this Agreement shall be subject to an injunction (temporary or permanent) and no restraining order or other injunctive order shall have been issued; and there shall not have been any legal action, order, decree or other administrative proceeding instituted or (to the knowledge of the Co-Issuers or the Property Manager) overtly threatened against the Co-Issuers, the Property Manager or the Parent that would reasonably be expected to adversely impact the issuance of the Series 2018-1 Notes or any other transactions contemplated by the Transaction Documents. (p) The representations and warranties of each of the Co-Issuers, the Property Manager and the Parent contained in the Transaction Documents to which it is a party will be true and correct (i) if qualified as to materiality, in all respects, and (ii) if not so qualified, in all material respects, as of the Series 2018-1 Closing Date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct (x) if qualified as to materiality, in all respects, and (y) if not so qualified, in all material respects, as of such earlier date). (q) On or prior to the Series 2018-1 Closing Date, the Co-Issuers, the Property Manager and the Parent shall have furnished to the Funding Agent and the Investors such further certificates and documents as the Funding Agent or any Investor may reasonably request. All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Funding Agent. Schedule III-3 DMSLIBRARY01\32647597

SCHEDULE IV TO CLASS A NOTE PURCHASE AGREEMENT U.S. RISK RETENTION DISCLOSURE I. U.S. Risk Retention Disclosure on or prior to the Series 2018-1 Closing Date. The Parent hereby makes the following disclosure to the Series 2018-1 Class A Noteholders as of the date hereof pursuant to Regulation RR, 17 C.F.R. Part 246 (the “U.S. Risk Retention Rules”): A. The Parent to Hold an Eligible Horizontal Residual Interest. The U.S. Risk Retention Rules require the “sponsor” of a “securitization transaction” (or a “majority-owned affiliate” of the sponsor) (each as defined in the U.S. Risk Retention Rules) to retain an economic interest in the credit risk of securitized assets in accordance with the requirements of the U.S. Risk Retention Rules. To comply with the U.S. Risk Retention Rules, the Parent, as sponsor of the securitization transaction involving the Series 2018-1 Class A Notes, will have on its behalf, SMTA Financing JV, LLC, a majority-owned affiliate of Parent, retain an “eligible horizontal residual interest” (as defined in the U.S. Risk Retention Rules, an “EHRI”) in the form of 100% of the limited liability company interests in the Co-Issuers (such limited liability company interests, the “Retained Interest”). An EHRI is defined under the U.S. Risk Retention Rules as, with respect to any securitization transaction, an ABS interest in the issuing entity: (1) that is an interest in a single class or multiple classes in the issuing entity, provided that each interest meets, individually or in the aggregate, all of the requirements of this definition; (2) with respect to which, on any payment date or allocation date on which the issuing entity has insufficient funds to satisfy its obligation to pay all contractual interest or principal due, any resulting shortfall will reduce amounts payable to the eligible horizontal residual interest prior to any reduction in the amounts payable to any other ABS interest, whether through loss allocation, operation of the priority of payments, or any other governing contractual provision (until the amount of such ABS interest is reduced to zero); and (3) that, with the exception of any non-economic REMIC (as defined in 26 U.S.C. 860D) residual interest, has the most subordinated claim to payments of both principal and interest by the issuing entity. An “ABS Interest” is defined under the U.S. Risk Retention Rules as: (1) any type of interest or obligation issued by an issuing entity, whether or not in certificated form, including a security, obligation, beneficial interest or residual interest (other than (i) a non-economic residual interest issued by a REMIC or (ii) an uncertificated regular interest in a REMIC that is held by another REMIC, where both REMICs are part of the same structure and a single REMIC in that structure issues ABS interests to investors), payments on which are primarily dependent on the cash flows of the collateral owned or held by the issuing entity; and (2) does not include common or preferred stock, limited liability interests, partnership interests, trust certificates, or similar interests that: (i) are issued primarily to evidence ownership of the issuing entity; and (ii) the payments, if any, on which are not primarily dependent on the cash flows of the collateral held by the issuing entity; and (3) does not include the right to receive payments for services provided by the holder of such right, including servicing, trustee services and custodial services. Under the U.S. Risk Retention Rules, the EHRI must have a fair value equal to at least 5% of the fair value of all ABS interests in the Co-Issuers issued as part of the securitization transaction. Such fair value is determined as of the closing date for the securitization transaction using a fair value measurement framework under GAAP. The Co-Issuers’ ABS interests issued as part of the Co-Issuers’ securitization transaction contemplated by the Transaction Documents are (i) the Series 2018-1 Notes and (ii) all Related Series Notes. Schedule IV-1 DMSLIBRARY01\32647597

SMTA Financing JV, LLC is a direct and indirect wholly-owned subsidiary of the Parent, and thus is a majority-owned affiliate under the U.S. Risk Retention Rules. Under the U.S. Risk Retention Rules, the sponsor (or a majority-owned affiliate of the sponsor) is required to retain the EHRI until the latest of (i) the second anniversary of the Closing Date, (ii) the date on which the total unpaid principal balance (if applicable) of the securitized assets that collateralize this securitization transaction has been reduced to 33% of the total unpaid principal balance of such securitized assets as of the Statistical Disclosure Date, and (iii) the date the Series 2018-1 Class A Notes Maximum Principal Amount has been reduced to 33% or less of the Series 2018-1 Class A Notes Maximum Principal Amount. None of the sponsor or any of its majority-owned affiliates may sell, transfer, hedge or pledge the EHRI during this period other than as permitted by the U.S. Risk Retention Rules. As the holder of the Retained Interest, SMTA Financing JV, LLC will have the ability to receive all funds available to the Co-Issuers not needed to make payments on the Series 2018-1 Notes or to pay other expenses with respect to the Collateral Pool and this securitization transaction, and will not receive any payments in respect of the Retained Interest on any Payment Date on which the Co-Issuers have insufficient funds to satisfy in full all of its other obligations payable on such Payment Date, including all interest and principal owing in respect of the Series 2018-1 Notes on such Payment Date. The payments available to SMTA Financing JV, LLC through the Retained Interest will be primarily dependent on the cash flows of the collateral pledged to secure the Notes. As described more fully below, the fair value of the Retained Interest on the Closing Date will be at least 5% of the fair value of all ABS interests of the Co-Issuers are issued as part of the securitization transaction involving the issuance of the Series 2018-1 Notes on the Closing Date. B. Terms of the Retained Interest. SMTA Financing JV, LLC as a majority-owned affiliate of the Parent, will hold the Retained Interest on behalf of the Parent. The Retained Interest will represent the right to receive certain distributions of funds from the Co-Issuers not otherwise needed to make payments or deposits under the Transaction Documents. Distributions on the Retained Interest will depend primarily on the net cash flows of the collateral available to the Co-Issuers. Because the Retained Interest will be subordinated to each Class of Notes in accordance with Section 2.11 of the Indenture and will be entitled only to amounts not needed to make payments or deposits under the Transaction Documents on each Payment Date, the Retained Interest will absorb any losses on the Collateral prior to any other ABS interest issued by the Co-Issuers, including the Notes. In order to comply with the U.S. Risk Retention Rules, SMTA Financing JV, LLC will hold the entire Retained Interest on the Closing Date and will continue to hold such Retained Interest on an ongoing basis for so long as required by the U.S. Risk Retention Regulations. As indirect holder of the Retained Interest, the Parent will have the right to direct the Co-Issuers in accordance with the terms of the Co-Issuers’ limited liability company agreement, including by appointing the directors of the Co-Issuers. Further, in accordance with the terms of the Co-Issuers’ limited liability company agreement, neither SMTA Financing JV, LLC nor the Parent will be required to make any additional capital contributions to the Co-Issuers; provided, however, that the Parent may make additional capital contributions to the Co-Issuers at any time. C. Fair Value of ABS interests, Key Inputs and Assumptions and Valuation Methodology. The fair value of all of the ABS interests of the Co-Issuers issued as part of the Co-Issuers’ securitization transaction involving the issuance of the Series 2018-1 Class A Notes is determined using a GAAP fair value measurement framework with both observable and unobservable inputs. Under GAAP, Schedule IV-2 DMSLIBRARY01\32647597 the significance of inputs in measuring fair value are reflected in a hierarchy, with Level 1 inputs favored over Level 2 inputs and Level 2 inputs favored over Level 3 inputs.  Level 1 inputs include quoted prices for identical instruments and are the most observable,  Level 2 inputs include quoted prices for similar instruments and observable inputs such as interest rates and yield curves, and  Level 3 inputs include data not observable in the market and reflect management judgment about the assumptions market participants would use in pricing the instrument. The pre-closing determination of the fair value of the Series 2018-1 Notes is categorized within Level 2 of the hierarchy, reflecting observable inputs such as yield rates. The post-closing determination of the fair value of the Series 2018-1 Notes will be categorized within Level 1 of the hierarchy. The fair value of the Retained Interest is categorized within Level 3 of the hierarchy, as many of the inputs to the fair value calculation for the Retained Interest are generally not observable. In determining the fair value of the ABS interests of the Co-Issuers, the Parent and the Co-Issuers used the inputs and assumptions set forth below, which are intended solely for the purpose of determining these fair values in accordance with the requirements of the U.S. Risk Retention Rules, and should not be relied upon by investors for any other purpose:  the Series 2018-1 Class A Notes Maximum Principal Amount will be $50,000,000;  the full amount of the Series 2018-1 Class A Note Notes Maximum Principal Amount is drawn and outstanding as of the Closing Date in accordance with the terms of the Indenture and the Class A Note Purchase Agreement (other than any limitations that would not allow the Co-Issuers to draw the full amount of the Class A Notes Maximum Principal Amount on the Closing Date);  the fair value of the Aggregate Note Principal Balance of each Class of Notes (other than the Series 2018-1 Notes) expected to be outstanding as of the Series 2018-1 Closing Date is $1,947,078,284 as of the Determination Date in October 2018. The fair value of each Class of Notes (other than the Series 2018-1 Notes) reflects a determination by the sponsor and the Issuer, using marks and input on such Notes provided by market participants in the Notes, of the price a third-party investor would pay to purchase, on the Series 2018-1 Closing Date, such Notes;  the fair value of the Closing Date Collateral Pool is equal to the aggregate Appraised Value thereof as of the Determination Date in October 2018, which is $2,637,246,675. The fair value of the Closing Date Collateral Pool reflects a determination by an independent, third-party appraiser of the value of the Mortgage Loans, Mortgaged Property and related Tenant Leases, taking into consideration, among other things, the cash flows, default rates, payment rate, upcoming terminations and other attributes of the assets;  the fair value of the Aggregate Note Principal Balance of each Class of Notes (other than the Series 2018-1 Notes) expected to be outstanding as of the Series 2018-1 Closing Date and the fair value of the Closing Date Collateral Pool on the Series 2018-1 Closing Date is equal to their respective fair values as of the Determination Date in October 2018;  the fair value of the Retained Interest is equal to the aggregate Appraised Value less the fair value of the Aggregate Outstanding Notes as of the Series 2018-1 Closing Date;  the Issuers will not have any material assets other than the Collateral; and  other than the Notes and the Related Series Notes, the Co-Issuers will not have any indebtedness. Schedule IV-3 DMSLIBRARY01\32647597

Based on the foregoing inputs and assumptions, the Series 2018-1 Notes will have an aggregate fair value of $50,000,000 on the Closing Date. Based on the foregoing, the EHRI (as represented by the Retained Interest) will have a fair value equal to the fair value of the Closing Date Mortgage Loans and the related Tenant Leases (or $2,637,246,675) less the fair value of the Aggregate Outstanding Notes (including the Series 2018-1 Notes) as of the Closing Date (or, $1,997,078,284), or $640,168,391 on the Closing Date. As such, the fair value of the Retained Interest, expressed as a percentage of the fair value of all ABS interests of the Co-Issuers issued as part of the securitization transaction, will be approximately 32.1%. The fair value of the EHRI is required to be at least 5% of the fair value of all ABS interests of the Co-Issuers issued as part of the securitization transaction involving the issuance of the Series 2018-1 Notes. II. U.S. Risk Retention Disclosure following the Series 2018-1 Closing Date. The Parent shall make (or cause to have been made) the following disclosure in the first Monthly Report to be delivered following the Series 2018-1 Closing Date as the same shall be set forth in the first Indenture Trustee Report to be delivered to the Series 2018-1 Class A Noteholders pursuant to the Indenture following the Series 2018-1 Closing Date: (a) if different from the fair value disclosure above, the fair value on the Series 2018-1 Closing Date (expressed as a percentage of the fair value of all of the “ABS interests” (as defined in the U.S. Risk Retention Rules) in the Co-Issuers issued as part of the securitization transaction contemplated by the Transaction Documents and as a dollar amount) of the Retained Interest based on actual sale prices and finalized sizes of the Series 2018-1 Notes; (b) the fair value on the Series 2018-1 Closing Date (expressed as a percentage of the fair value of all of the ABS interests of the Co-Issuers issued as part of the securitization transaction contemplated by the Transaction Documents and as a dollar amount) of the Retained Interest that the sponsor (or majority-owned affiliate of the sponsor) is required to retain, as set forth above; and (c) to the extent the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed herein materially differs from the methodology or key inputs and assumptions used to calculate the fair value as of the Series 2018-1 Closing Date as set forth in such Monthly Report as the same shall be set forth in such Indenture Trustee Report, descriptions of those material differences. Schedule IV-4 DMSLIBRARY01\32647597

SCHEDULE V TO CLASS A NOTE PURCHASE AGREEMENT E.U. RISK RETENTION DISCLOSURE Spirit MTA REIT shall make the following disclosures (i) by an electronic mail to the Indenture Trustee in the manner set forth in the Indenture at least two (2) Business Days prior to the date of delivery of each Indenture Trustee Report under the Indenture in order to permit the Indenture Trustee to confirm that the disclosures have been made in the Indenture Trustee Report to be made available to the Series 2018-1 Class A Noteholders on a monthly basis, (ii) promptly following the occurrence and continuation of an Event of Default and (iii) promptly following written request by any Series 2018-1 Class A Noteholder following a material change in the performance of the Collateral underlying the Series 2018-1 Class A Notes or material breach to the Transaction Documents as determined by such Series 2018-1 Class A Noteholder: (a) that Spirit MTA REIT believes that it should qualify as an originator as defined in Regulation (EU) No. 575/2013 (the “E.U. Capital Requirements Regulation”) for the purposes of the securitization transaction contemplated by the Transaction Documents on the basis that it has, either itself or through related entities, been involved in the original negotiation of a proportion of the portfolio of Tenant Leases held by Spirit MTA REIT as of the Series 2018-1 Closing Date; (b) that Spirit MTA REIT continues to retain, on an ongoing basis, a material net economic interest of not less than 5% of the securitisation by (i) retaining indirectly 100% of the limited liability company interest in SMTA Financing JV, LLC; and (ii) causing SMTA Financing JV, LLC to directly retain 100% of the limited liability company interests in the Co-Issuers (the “E.U. Retained Interest”); (c) that Spirit MTA REIT believes that the E.U. Retained Interest comprises an interest in the first loss tranche within the meaning of paragraph 1(d) of Article 405 of the E.U. Capital Requirements Regulation as supplemented by Article 8, paragraph 1(b) of Commission Delegated Regulation (EU) No 625/2014, paragraph 1(d) of Article 51 of the AIFMD Level 2 Regulation and paragraph 2(d) of Article 254 of the Solvency II Level 2 Regulation; and (d) that none of Spirit MTA REIT or any of its subsidiaries or affiliates has financed, transferred, hedged or otherwise mitigated its credit risk under or associated with the EU Retained Interest, except to the extent permitted under the E.U. Retention Requirements. Capitalized terms used and not defined in this Schedule V shall be identified as having the meanings set forth or incorporated by reference in the Series 2018-1 Class A Note Purchase Agreement. Schedule V-1 DMSLIBRARY01\32647597

EXHIBIT A TO CLASS A NOTE PURCHASE AGREEMENT ADVANCE REQUEST SPIRIT MASTER FUNDING, LLC, SPIRIT MASTER FUNDING II, LLC, SPIRIT MASTER FUNDING III, LLC, SPIRIT MASTER FUNDING VI, LLC, and SPIRIT MASTER FUNDING VIII, LLC SERIES 2018-1 NET-LEASE MORTGAGE VARIABLE FUNDING NOTES, CLASS A TO: Spirit Master Funding, LLC Spirit Master Funding II, LLC Spirit Master Funding III, LLC Spirit Master Funding VI, LLC Spirit Master Funding VIII, LLC 2727 N. Harwood St., Suite 300 Dallas, TX 75201 with a copy to: Barclays Bank PLC 745 Seventh Avenue, 5th Floor New York, New York 10019 Re.: Spirit Master Funding, LLC, Spirit Master Funding II, LLC, Spirit Master Funding III, LLC, Spirit Master Funding, VI, LLC and Spirit Master Funding VIII, LLC; Series 2018-1 Class A Notes Ladies and Gentlemen: This Advance Request is delivered to you pursuant to Section 2.03 of that certain Series 2018-1 Class A Note Purchase Agreement, dated as of November 1, 2018 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Series 2018-1 Class A Note Purchase Agreement”; terms defined therein being used herein as therein defined) among Spirit Master Funding, LLC, Spirit Master Funding II, LLC, Spirit Master Funding III, LLC Spirit Master Funding VI, LLC and Spirit Master Funding VIII, LLC, as the Co-Issuers, Spirit Realty, L.P., as the Property Manager, the Conduit Investor, the Committed Note Purchaser for each Investor Group, the Funding Agent, and Barclays Bank PLC, as Administrative Agent. Unless otherwise defined herein or as the context otherwise requires, terms used herein have the meaning assigned thereto under or as provided in the Recitals and Section 1.01 of the Series 2018-1 Class A Note Purchase Agreement. The undersigned hereby requests that Advances be made in the aggregate principal amount of $ on , 20___. A-1 DMSLIBRARY01\32647597

[IF THE CO-ISSUERS ARE ELECTING EURODOLLAR RATE FOR THESE ADVANCES ON THE DATE MADE IN ACCORDANCE WITH SECTION 3.01(b) OF THE CLASS A NOTE PURCHASE AGREEMENT, ADD THE FOLLOWING SENTENCE: The undersigned hereby elects that the Advances that are not funded at the CP Rate by an Eligible Conduit Investor shall be Eurodollar Advances and the related Eurodollar Interest Accrual Period shall commence on the date of such Eurodollar Advances and end on but excluding the date [one month subsequent to such date] [two months subsequent to such date] [three months subsequent to such date] [six months subsequent to such date]. The undersigned hereby acknowledges that the delivery of this Advance Request and the acceptance by the undersigned of the proceeds of the Advances requested hereby constitute a representation and warranty by the undersigned that, on the date of such Advances, and before and after giving effect thereto and to the application of the proceeds therefrom, all conditions set forth in Section 7.03 of the Series 2018-1 Class A Note Purchase Agreement have been satisfied and all statements set forth in Section 6.01 of the Series 2018-1 Class A Note Purchase Agreement are true and correct, including the following: 1. the Class A LTV Ratio is equal to or less than 70%, the calculation of which is set forth in reasonable detail on Annex A attached hereto 2. the Average Cashflow Coverage Ratio for the most recently ended three-month period, as of the last day of the immediately preceding calendar month, as set forth in the most recent Determination Date Report is greater than or equal to 1.40:1.00; and 3. the Series 2018-1 Class A Outstanding Principal Amount does not exceed the Series 2018-1 Class A Notes Maximum Principal Amount after giving effect to any reduction thereto pursuant to Section 2.05, The undersigned hereby certifies that each Mortgaged Loan and each commercial property acquired by the Co-Issuers after the Series 2018-1 Closing Date is listed in Annex A hereto and that each such Mortgaged Loan and commercial property is a Qualified Mortgage Loan and Qualified Mortgaged Property, respectively, except as set forth on Annex A, and the Appraised Values of each such commercial property is set forth on Annex A. The undersigned agrees that if prior to the time of the Advances requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify both you and each Investor. Except to the extent, if any, that prior to the time of the Advances requested hereby you and each Investor shall receive written notice to the contrary from the undersigned, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Advances as if then made. Please wire transfer the proceeds of the Advances to the Co-Issuers pursuant to the following instructions: [insert payment instruction for payment to Co-Issuers] A-2 DMSLIBRARY01\32647597

The undersigned has caused this Advance Request to be executed and delivered, and the certification and warranties contained herein to be made, by its duly Authorized Officer this ____ day of _____________, 20__. [SPIRIT MASTER FUNDING, LLC SPIRIT MASTER FUNDING II, LLC SPIRIT MASTER FUNDING III, LLC SPIRIT MASTER FUNDING VI, LLC SPIRIT MASTER FUNDING VIII, LLC By: SMTA SPE Manager, LLC, its manager] [SPIRIT REALTY, L.P., as the Property Manager on behalf of the Co-Issuers By: Spirit General OP Holdings, its manager] By: Name: Title: A-3 DMSLIBRARY01\32647597

ANNEX A TO ADVANCE REQUEST 1. Class A LTV Ratio: a. Aggregate Note Principal Balances of all Outstanding Notes at such time b. Aggregate Collateral Value of the Qualified Mortgage Loans and the Qualified Mortgaged Properties (that do not otherwise secure Mortgage Loans) that are included in the Collateral Pool c. aggregate amount by which the Asset Concentrations exceed the applicable Maximum Asset Concentration with respect to such Qualified Mortgage Loans and the Qualified Mortgaged Properties d. aggregate Net Release Price amount on deposit in the Release Account e. a/((b-c)+d) f. Equal to or less than 70% Y/N 2. Mortgaged Properties/Mortgage Loans acquired after Series 2018-1 Closing Date: (Set forth each each Mortgaged Loan and each commercial property acquired by the Co-Issuers after the Series 2018-1 Closing Date, whether such Mortgaged Loan/commercial property is a Qualified Mortgage Loan/Qualified Mortgaged Property, respectively, and the Appraised Values) A-4 DMSLIBRARY01\32647597

EXHIBIT B TO CLASS A NOTE PURCHASE AGREEMENT ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of [ ], among [ ] (the “Transferor”), each purchaser listed as an Acquiring Committed Note Purchaser on the signature pages hereof (each, an “Acquiring Committed Note Purchaser”), the Funding Agent with respect to such Acquiring Committed Note Purchaser listed on the signature pages hereof (each, a “Funding Agent”), and the Co-Issuers listed on the signature pages hereof. W I T N E S S E T H: WHEREAS, this Assignment and Assumption Agreement is being executed and delivered in accordance with Section 9.17(a) of that certain Series 2018-1 Class A Note Purchase Agreement, dated as of February 16, 2018 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Series 2018-1 Class A Note Purchase Agreement”; terms defined therein being used herein as therein defined) among Spirit Master Funding, LLC, Spirit Master Funding II, LLC, Spirit Master Funding III, LLC, Spirit Master Funding VI, LLC and Spirit Master Funding VII, LLC, as the Co-Issuers, Spirit Realty, L.P., as the Property Manager, the Conduit Investor, the Committed Note Purchaser for each Investor Group, the Funding Agent, and Barclays Bank PLC, as the Administrative Agent; WHEREAS, each Acquiring Committed Note Purchaser (if it is not already an existing Committed Note Purchaser) wishes to become a Committed Note Purchaser party to the Series 2018-1 Class A Note Purchase Agreement; and WHEREAS, the Transferor is selling and assigning to each Acquiring Committed Note Purchaser, [all] [a portion of] its rights, obligations and commitments under the Series 2018-1 Class A Note Purchase Agreement, the Series 2018-1 Class A Notes and each other Transaction Document to which it is a party with respect to the percentage of its Commitment Amount specified on Schedule I attached hereto; NOW, THEREFORE, the parties hereto hereby agree as follows: Upon the execution and delivery of this Assignment and Assumption Agreement by each Acquiring Committed Note Purchaser, each related Funding Agent, the Transferor and, to the extent required by Section 9.17(a) of the Series 2018-1 Class A Note Purchase Agreement, the Co-Issuers (the date of such execution and delivery, the “Transfer Issuance Date”), each Acquiring Committed Note Purchaser shall be a Committed Note Purchaser party to the Series 2018-1 Class A Note Purchase Agreement for all purposes thereof. The Transferor acknowledges receipt from each Acquiring Committed Note Purchaser of an amount equal to the purchase price, as agreed between the Transferor and such Acquiring Committed Note Purchaser (the “Purchase Price”), of the portion being purchased by such Acquiring Committed Note Purchaser (such Acquiring Committed Note Purchaser’s “Purchased Percentage”) of (i) the Transferor’s Commitment under the Series 2018-1 Class A Note Purchase Agreement and (ii) the Transferor’s Committed Note Purchaser Percentage of the related Investor Group Principal Amount. The Transferor hereby irrevocably sells, assigns and transfers to each Acquiring Committed Note Purchaser, without recourse, representation or warranty, and each Acquiring Committed Note Purchaser hereby irrevocably purchases, takes and assumes from the Transferor, such Acquiring Committed Note Purchaser’s Purchased Percentage of (x) the Transferor’s Commitment under the Series 2018-1 Class A B-1 DMSLIBRARY01\32647597

Note Purchase Agreement and (y) the Transferor’s Committed Note Purchaser Percentage of the related Investor Group Principal Amount. The Transferor has made arrangements with each Acquiring Committed Note Purchaser with respect to [(i)] the portion, if any, to be paid, and the date or dates for payment, by the Transferor to such Acquiring Committed Note Purchaser of any program fees, undrawn facility fee, structuring and commitment fees or other fees (collectively, the “Fees”) [heretofore received] by the Transferor pursuant to Section 3.02 of the Series 2018-1 Class A Note Purchase Agreement prior to the Transfer Issuance Date [and (ii) the portion, if any, to be paid, and the date or dates for payment, by such Acquiring Committed Note Purchaser to the Transferor of Fees or [ ] received by such Acquiring Committed Note Purchaser pursuant to the Series 2018-1 Supplement from and after the Transfer Issuance Date]. From and after the Transfer Issuance Date, amounts that would otherwise be payable to or for the account of the Transferor pursuant to the Series 2018-1 Supplement or the Series 2018-1 Class A Note Purchase Agreement shall, instead, be payable to or for the account of the Transferor and the Acquiring Committed Note Purchasers, as the case may be, in accordance with their respective interests as reflected in this Assignment and Assumption Agreement, whether such amounts have accrued prior to the Transfer Issuance Date or accrue subsequent to the Transfer Issuance Date. Each of the parties to this Assignment and Assumption Agreement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Assignment and Assumption Agreement. By executing and delivering this Assignment and Assumption Agreement, the Transferor and each Acquiring Committed Note Purchaser confirm to and agree with each other, the other parties to the Series 2018-1 Class A Note Purchase Agreement as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the Transferor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Series 2018-1 Supplement, the Series 2018-1 Class A Note Purchase Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Indenture, the Series 2018-1 Class A Notes, the Transaction Documents or any instrument or document furnished pursuant thereto; (ii) the Transferor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Co-Issuers or the performance or observance by the Co-Issuers of any of the Co-Issuers’ obligations under the Indenture, the Series 2018-1 Class A Note Purchase Agreement, the Transaction Documents or any other instrument or document furnished pursuant hereto; (iii) each Acquiring Committed Note Purchaser confirms that it has received a copy of the Indenture, the Series 2018-1 Supplement, the Series 2018-1 Class A Note Purchase Agreement and such other Transaction Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement; (iv) each Acquiring Committed Note Purchaser will, independently and without reliance upon the Administrative Agent, the Transferor, the Funding Agent or any other Investor Group and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Series 2018-1 Class A Note Purchase Agreement; (v) each Acquiring Committed Note Purchaser appoints and authorizes the Administrative Agent to take such action and to exercise such powers under the Series 2018-1 Class A Note Purchase Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article V of the Series 2018-1 Class A Note Purchase Agreement; (vi) each Acquiring Committed Note Purchaser appoints and authorizes its related Funding Agent to take such action as agent on its behalf and to exercise such powers B-2 DMSLIBRARY01\32647597 under the Series 2018-1 Class A Note Purchase Agreement as are delegated to such Funding Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article V of the Series 2018-1 Class A Note Purchase Agreement; (vii) each Acquiring Committed Note Purchaser agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Series 2018-1 Class A Note Purchase Agreement are required to be performed by it as an Acquiring Committed Note Purchaser; and (viii) each Acquiring Committed Note Purchaser hereby represents and warrants to the Co-Issuers and the Property Manager that: (A) it has had an opportunity to discuss the Co- Issuers’ and the Property Manager’s business, management and financial affairs, and the terms and conditions of the proposed purchase, with the Co-Issuers, and the Property Manager and their respective representatives; (B) it is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the 1933 Act and has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in, and is able and prepared to bear the economic risk of investing in, the Series 2018-1 Class A Notes; (C) it is purchasing the Series 2018-1 Class A Notes for its own account, or for the account of one or more “accredited investors” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the 1933 Act that meet the criteria described in clause (viii)(B) above and for which it is acting with complete investment discretion, for investment purposes only and not with a view to distribution, subject, nevertheless, to the understanding that the disposition of its property shall at all times be and remain within its control, and neither it nor its Affiliates has engaged in any general solicitation or general advertising within the meaning of the 1933 Act with respect to the Series 2018-1 Class A Notes; (D) it understands that (I) the Series 2018-1 Class A Notes have not been and will not be registered or qualified under the 1933 Act or any applicable state securities laws or the securities laws of any other jurisdiction and are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available and an opinion of counsel shall have been delivered in advance to the Co-Issuers, (II) the Co- Issuers are not required to register the Series 2018-1 Class A Notes, (III) any permitted transferee hereunder must meet the criteria described under clause (viii)(B) above and (IV) any transfer must comply with the provisions of Section 2.05 of the Indenture and Section 9.03 or 9.17, as applicable, of the Series 2018-1 Class A Note Purchase Agreement; (E) it will comply with the requirements of clause (viii)(D) above in connection with any transfer by it of the Series 2018-1 Class A Notes; (F) it understands that the Series 2018-1 Class A Notes will bear the legend set out in the form of Series 2018-1 Class A Notes attached to the Series 2018-1 Supplement and be subject to the restrictions on transfer described in such legend; (G) it will obtain for the benefit of the Co-Issuers from any purchaser of the Series 2018-1 Class A Notes substantially the same representations and warranties contained in the foregoing paragraphs; and (H) it has executed a Purchaser’s Letter substantially in the form of Exhibit D to the Series 2018-1 Class A Note Purchase Agreement. Schedule I hereto sets forth (i) the Purchased Percentage for each Acquiring Committed Note Purchaser, (ii) the revised Commitment Amounts of the Transferor and each Acquiring Committed Note Purchaser, and (iii) the revised Maximum Investor Group Principal Amounts for the Investor Groups of the Transferor and each Acquiring Committed Note Purchaser (it being understood that if the Transferor was part of a Conduit Investor’s Investor Group and the Acquiring Committed Note Purchaser is intended to be part of the same Investor Group, there will not be any change to the Maximum Investor Group Principal Amount for that Investor Group) and (iv) administrative information with respect to each Acquiring Committed Note Purchaser and its related Funding Agent. This Assignment and Assumption Agreement and all matters arising under or in any manner relating to this Assignment and Assumption Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to any choice of law or conflict provision or rule (whether of the State of New York or any other jurisdiction) that would cause the B-3 DMSLIBRARY01\32647597 application of the laws of any jurisdiction other than the State of New York, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law. ALL PARTIES HEREUNDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ON THE SERIES 2018-1 CLASS A NOTE PURCHASE AGREEMENT, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AND ASSUMPTION AGREEMENT OR THE SERIES 2018-1 CLASS A NOTE PURCHASE AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION HEREWITH OR THEREWITH. ALL PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SIGNIFICANT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS ASSIGNMENT AND ASSUMPTION AGREEMENT. B-4 DMSLIBRARY01\32647597

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be executed by their respective duly authorized officers as of the date first set forth above. [ ], as Transferor By: Name: Title: By: Name: Title: [ ], as Acquiring Committed Note Purchaser By: Name: Title: [ ], as Funding Agent By: Name: Title: B-5 DMSLIBRARY01\32647597

CONSENTED AND ACKNOWLEDGED BY THE CO-ISSUERS: SPIRIT MASTER FUNDING, LLC, as Co-Issuer By: SMTA SPE Manager, LLC, its manager By: Name: Title: SPIRIT MASTER FUNDING II, LLC, as Co-Issuer By: SMTA SPE Manager, LLC, its manager By: Name: Title: SPIRIT MASTER FUNDING III, LLC, as Co-Issuer By: SMTA SPE Manager, LLC, its manager By: Name: Title: SPIRIT MASTER FUNDING VI, LLC, as Co-Issuer By: SMTA SPE Manager, LLC, its manager By: Name: Title: SPIRIT MASTER FUNDING VIII, LLC, as Co-Issuer By: SMTA SPE Manager, LLC, its manager B-6 DMSLIBRARY01\32647597

By: Name: Title: B-7 DMSLIBRARY01\32647597

SCHEDULE I TO ASSIGNMENT AND ASSUMPTION AGREEMENT LIST OF ADDRESSES FOR NOTICES AND OF COMMITMENT AMOUNTS [____________________], as Transferor Prior Commitment Amount: $[ ] Revised Commitment Amount: $[ ] Prior Maximum Investor Group Principal Amount: $[ ] Revised Maximum Investor Group Principal Amount: $[ ] Related Conduit Investor (if applicable) [ ] [ ], as Acquiring Committed Note Purchaser Address: Attention: Telephone: Email: Purchased Percentage of Transferor’s Commitment: [ ]% Prior Commitment Amount: $[ ] Revised Commitment Amount: $[ ] Prior Maximum Investor Group Principal Amount: $[ ] B-8 DMSLIBRARY01\32647597

Revised Maximum Investor Group Principal Amount: $[ ] Related Conduit Investor (if applicable) [ ] [_____________________], as related Funding Agent Address: Attention: Telephone: Email: B-9 DMSLIBRARY01\32647597

EXHIBIT C TO CLASS A NOTE PURCHASE AGREEMENT INVESTOR GROUP SUPPLEMENT, dated as of [ ], among (i) [ ] (the “Transferor Investor Group”), (ii) [ ] (the “Acquiring Investor Group”), (iii) the Funding Agent with respect to the Acquiring Investor Group listed on the signature pages hereof (each, a “Funding Agent”), and (iv) the Co-Issuers. W I T N E S S E T H: WHEREAS, this Investor Group Supplement is being executed and delivered in accordance with Section 9.17(c) of that certain Series 2018-1 Class A Note Purchase Agreement, dated as of November 1, 2018 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Series 2018-1 Class A Note Purchase Agreement”; terms defined therein being used herein as therein defined) among Spirit Master Funding, LLC, Spirit Master Funding II, LLC, Spirit Master Funding III, LLC, Spirit Master Funding VI, LLC and Spirit Master Funding VII, LLC, Spirit Realty, L.P., as the Property Manager, the Conduit Investor, the Committed Note Purchaser for each Investor Group, the Funding Agent and Barclays Bank PLC, as Administrative Agent; WHEREAS, the Acquiring Investor Group wishes to become a Conduit Investor and [a] Committed Note Purchaser[s] with respect to such Conduit Investor under the Series 2018-1 Class A Note Purchase Agreement; and WHEREAS, the Transferor Investor Group is selling and assigning to the Acquiring Investor Group [all] [a portion of] its respective rights, obligations and commitments under the Series 2018-1 Class A Note Purchase Agreement, the Series 2018-1 Class A Notes and each other Transaction Document to which it is a party with respect to the percentage of its Commitment Amount specified on Schedule I attached hereto; NOW, THEREFORE, the parties hereto hereby agree as follows: Upon the execution and delivery of this Investor Group Supplement by the Acquiring Investor Group, each related Funding Agent with respect thereto, the Transferor Investor Group and, to the extent required by Section 9.17(c) of the Series 2018-1 Class A Note Purchase Agreement (the date of such execution and delivery, the “Transfer Issuance Date”) the Co-Issuers, the Conduit Investor and the Committed Note Purchaser[s] with respect to the Acquiring Investor Group shall be parties to the Series 2018-1 Class A Note Purchase Agreement for all purposes thereof. The Transferor Investor Group acknowledges receipt from the Acquiring Investor Group of an amount equal to the purchase price, as agreed between the Transferor Investor Group and the Acquiring Investor Group (the “Purchase Price”), of the portion being purchased by the Acquiring Investor Group (the Acquiring Investor Group’s “Purchased Percentage”) of (i) the aggregate Commitment[s] of the Committed Note Purchaser[s] included in the Transferor Investor Group under the Series 2018-1 Class A Note Purchase Agreement and (ii) the aggregate related Committed Note Purchaser Percentage[s] of the related Investor Group Principal Amount. The Transferor Investor Group hereby irrevocably sells, assigns and transfers to the Acquiring Investor Group, without recourse, representation or warranty, and the Acquiring Investor Group hereby irrevocably purchases, takes and assumes from the Transferor Investor Group, such Acquiring Investor Group’s Purchased Percentage of (x) the aggregate Commitment[s] of the Committed Note Purchaser[s] included in the Transferor Investor Group under the Series 2018-1 Class A Note Purchase Agreement and (y) the aggregate related Committed Note Purchaser Percentage[s] of the related Investor Group Principal Amount. C-1 DMSLIBRARY01\32647597

The Transferor Investor Group has made arrangements with the Acquiring Investor Group with respect to (i) the portion, if any, to be paid, and the date or dates for payment, by the Transferor Investor Group to such Acquiring Investor Group of any program fees, undrawn facility fee, structuring and commitment fees or other fees (collectively, the “Fees”) [heretofore received] by the Transferor Investor Group pursuant to Section 3.02 of the Series 2018-1 Class A Note Purchase Agreement prior to the Transfer Issuance Date [and (ii) the portion, if any, to be paid, and the date or dates for payment, by such Acquiring Investor Group to the Transferor Investor Group of Fees or [ ] received by such Acquiring Investor Group pursuant to the Series 2018-1 Supplement from and after the Transfer Issuance Date]. From and after the Transfer Issuance Date, amounts that would otherwise be payable to or for the account of the Transferor Investor Group pursuant to the Series 2018-1 Supplement or the Series 2018-1 Class A Note Purchase Agreement shall, instead, be payable to or for the account of the Transferor Investor Group and the Acquiring Investor Group, as the case may be, in accordance with their respective interests as reflected in this Investor Group Supplement, whether such amounts have accrued prior to the Transfer Issuance Date or accrue subsequent to the Transfer Issuance Date. Each of the parties to this Investor Group Supplement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Investor Group Supplement. The Acquiring Investor Group has executed and delivered to the Co-Issuers (with a copy to the Indenture Trustee) a Purchaser’s Letter substantially in the form of Exhibit D to the Series 2018-1 Class A Note Purchase Agreement. By executing and delivering this Investor Group Supplement, the Transferor Investor Group and the Acquiring Investor Group confirm to and agree with each other, the other parties to the Series 2018-1 Class A Note Purchase Agreement as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the Transferor Investor Group makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Series 2018-1 Supplement, the Series 2018-1 Class A Note Purchase Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Indenture, the Series 2018-1 Class A Notes, the Transaction Documents or any instrument or document furnished pursuant thereto; (ii) the Transferor Investor Group makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Co-Issuers or the performance or observance by the Co-Issuers of any of the Co-Issuers’ obligations under the Indenture, the Series 2018-1 Supplement, the Series 2018-1 Class A Note Purchase Agreement, the Transaction Documents or any other instrument or document furnished pursuant hereto; (iii) the Acquiring Investor Group confirms that it has received a copy of the Indenture, the Series 2018-1 Supplement, the Series 2018-1 Class A Note Purchase Agreement and such other Transaction Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Investor Group Supplement; (iv) the Acquiring Investor Group will, independently and without reliance upon the Administrative Agent, the Transferor Investor Group, the Funding Agent or any other Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Series 2018-1 Class A Note Purchase Agreement; (v) the Acquiring Investor Group appoints and authorizes the Administrative Agent to take such action and to exercise such powers under the Series 2018-1 Class A Note Purchase Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article V of the Series 2018-1 Class A Note Purchase Agreement; (vi) each member of the Acquiring C-2 DMSLIBRARY01\32647597

Investor Group appoints and authorizes its related Funding Agent, listed on Schedule I hereto, to take such action as agent on its behalf and to exercise such powers under the Series 2018-1 Class A Note Purchase Agreement as are delegated to such Funding Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article V of the Series 2018-1 Class A Note Purchase Agreement; (vii) each member of the Acquiring Investor Group agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Series 2018-1 Class A Note Purchase Agreement are required to be performed by it as a member of the Acquiring Investor Group; and (viii) each member of the Acquiring Investor Group hereby represents and warrants to the Co-Issuers and the Property Manager that: (A) it has had an opportunity to discuss the Co-Issuers’ and the Property Manager’s business, management and financial affairs, and the terms and conditions of the proposed purchase, with the Co-Issuers and the Property Manager and their respective representatives; (B) it is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the 1933 Act and has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in, and is able and prepared to bear the economic risk of investing in, the Series 2018-1 Class A Notes; (C) it is purchasing the Series 2018-1 Class A Notes for its own account, or for the account of one or more “accredited investors” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the 1933 Act that meet the criteria described in clause (viii)(B) above and for which it is acting with complete investment discretion, for investment purposes only and not with a view to distribution, subject, nevertheless, to the understanding that the disposition of its property shall at all times be and remain within its control, and neither it nor its Affiliates has engaged in any general solicitation or general advertising within the meaning of the 1933 Act with respect to the Series 2018-1 Class A Notes; (D) it understands that (I) the Series 2018-1 Class A Notes have not been and will not be registered or qualified under the 1933 Act or any applicable state securities laws or the securities laws of any other jurisdiction and are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available and an opinion of counsel shall have been delivered in advance to the Co-Issuers, (II) the Co-Issuers are not required to register the Series 2018-1 Class A Notes, (III) any permitted transferee hereunder must meet the criteria described under clause (viii)(B) above and (IV) any transfer must comply with the provisions of Section 2.8 of the Indenture and Section 9.03 or 9.17, as applicable, of the Series 2018-1 Class A Note Purchase Agreement; (E) it will comply with the requirements of clause (viii)(D) above in connection with any transfer by it of the Series 2018-1 Class A Notes; (F) it understands that the Series 2018-1 Class A Notes will bear the legend set out in the form of Series 2018-1 Class A Notes attached to the Series 2018-1 Supplement and be subject to the restrictions on transfer described in such legend; (G) it will obtain for the benefit of the Co-Issuers from any purchaser of the Series 2018-1 Class A Notes substantially the same representations and warranties contained in the foregoing paragraphs; and (H) it has executed a Purchaser’s Letter substantially in the form of Exhibit D to the Series 2018-1 Class A Note Purchase Agreement. Schedule I hereto sets forth (i) the Purchased Percentage for the Acquiring Investor Group, (ii) the revised Commitment Amounts of the Transferor Investor Group and the Acquiring Investor Group, and (iii) the revised Maximum Investor Group Principal Amounts for the Transferor Investor Group and the Acquiring Investor Group and (iv) administrative information with respect to the Acquiring Investor Group and its related Funding Agent. This Investor Group Supplement and all matters arising under or in any manner relating to this Investor Group Supplement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to any choice of law or conflict provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other that the State of New York, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law. C-3 DMSLIBRARY01\32647597

ALL PARTIES HEREUNDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ON THE SERIES 2018-1 CLASS A NOTE PURCHASE AGREEMENT, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS INVESTOR GROUP SUPPLEMENT OR THE SERIES 2018-1 CLASS A NOTE PURCHASE AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION HEREWITH OR THEREWITH. ALL PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SIGNIFICANT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS INVESTOR GROUP SUPPLEMENT. IN WITNESS WHEREOF, the parties hereto have caused this Investor Group Supplement to be executed by their respective duly authorized officers as of the date first set forth above. [ ], as Transferor Investor Group By: Name: Title [ ], as Acquiring Investor Group By: Name: Title: [ ], as Funding Agent By: Name: Title C-4 DMSLIBRARY01\32647597

CONSENTED AND ACKNOWLEDGED BY THE CO-ISSUERS: SPIRIT MASTER FUNDING, LLC, as Co-Issuer By: SMTA SPE Manager, LLC, its manager By: Name: Title: SPIRIT MASTER FUNDING II, LLC, as Co-Issuer By: SMTA SPE Manager, LLC, its manager By: Name: Title: SPIRIT MASTER FUNDING III, LLC, as Co-Issuer By: SMTA SPE Manager, LLC, its manager By: Name: Title: SPIRIT MASTER FUNDING VI, LLC, as Co-Issuer By: SMTA SPE Manager, LLC, its manager By: Name: Title: SPIRIT MASTER FUNDING VIII, LLC, as Co-Issuer By: SMTA SPE Manager, LLC, its manager C-5 DMSLIBRARY01\32647597

By: Name: Title: C-6 DMSLIBRARY01\32647597

SCHEDULE I TO INVESTOR GROUP SUPPLEMENT LIST OF ADDRESSES FOR NOTICES AND OF COMMITMENT AMOUNTS [____________________], as Transferor Investor Group Prior Commitment Amount: $[ ] Revised Commitment Amount: $[ ] Prior Maximum Investor Group Principal Amount: $[ ] Revised Maximum Investor Group Principal Amount: $[ ] [_______________________], as Acquiring Investor Group Address: Attention: Telephone: Email: Purchased Percentage of Transferor Investor Group’s Commitment: [_______]% Prior Commitment Amount: $[________] Revised Commitment Amount: $[______] Prior Maximum Investor Group Principal Amount: $[________ Revised Maximum Investor Group Principal Amount: $[_______ [_________________________________], as related Funding Agent Address: Attention: Telephone: Email: C-7 DMSLIBRARY01\32647597

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EXHIBIT D TO CLASS A NOTE PURCHASE AGREEMENT [FORM OF PURCHASER’S LETTER] [INVESTOR] [INVESTOR ADDRESS] Attention: [INVESTOR CONTACT] [Date] Ladies and Gentlemen: Reference is hereby made to that certain Series 2018-1 Class A Note Purchase Agreement, dated as of November 1, 2018 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Series 2018-1 Class A Note Purchase Agreement”; terms defined therein being used herein as therein defined) among Spirit Master Funding, LLC, Spirit Master Funding II, LLC, Spirit Master Funding III, LLC, Spirit Master Funding VI, LLC and Spirit Master Funding VIII, LLC, as the Co-Issuers, Spirit Realty, L.P., as the Property Manager, the Conduit Investor, the Committed Note Purchaser for the Investor Group, the Funding Agent and Barclays Bank PLC, as Administrative Agent, relating to the offer and sale (the “Offering”) of up to $50,000,000 of Series 2018-1 Variable Funding Senior Notes, Class A (the “Series 2018-1 Class A Notes”) of the Co-Issuers. The Offering will not be required to be registered with the Securities and Exchange Commission pursuant to the 1933 Act of 1933, as amended (the “Act”) under an exemption from registration granted in Section 4(a)(2) of the Act and Regulation D promulgated under the Act. Unless otherwise defined herein, capitalized terms have the definitions ascribed to them in the Series 2018-1 Class A Note Purchase Agreement. Please confirm with us your acknowledgement and agreement with the following: (a) You are an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the 1933 Act (an “Accredited Investor”) and have sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in, and are able and prepared to bear the economic risk of investing in, the Series 2018-1 Class A Notes. (b) None of the Co-Issuers or its Affiliates (i) has provided you with any information with respect to the Co-Issuers, the Series 2018-1 Class A Notes or the Offering other than the information contained in the Series 2018-1 Class A Note Purchase Agreement, or (ii) makes any representation as to the credit quality of the Co-Issuers or the merits of an investment in the Series 2018-1 Class A Notes. The Co-Issuers has not provided you with any legal, business, tax or other advice in connection with the Offering or your possible purchase of the Series 2018-1 Class A Notes. (c) You acknowledge that you have completed your own diligence investigation of the Co- Issuers and the Series 2018-1 Class A Notes and have had sufficient access to the agreements, documents, records, officers and directors of the Co-Issuers to make your investment decision related to the Series 2018-1 Class A Notes. You further acknowledge that you have had an opportunity to discuss the Co-Issuers’ and the Property Manager’s business, management and financial affairs, and the terms and conditions of the proposed purchase, with the Co-Issuers and the Property Manager and their respective representatives. D-1 DMSLIBRARY01\32647597

(d) The Funding Agent may currently or in the future own securities issued by, or have business relationships (including, among others, lending, depository, risk management, advisory and banking relationships) with, the Co-Issuers and its affiliates, and the Funding Agent will manage such security positions and business relationships as it determines to be in their respective best interests, without regard to the interests of the holders of the Series 2018-1 Class A Notes. (e) You are purchasing the Series 2018-1 Class A Notes for your own account, or for the account of one or more Persons who are Accredited Investors and who meet the criteria described in paragraph (a) above and for whom you are acting with complete investment discretion, for investment purposes only and not with a view to a distribution (but without prejudice to our right at all times to sell or otherwise dispose of the Series 2018- 1 Class A Notes in accordance with clause (f) below) in violation of the 1933 Act, subject, nevertheless, to the understanding that the disposition of your property shall at all times be and remain within your control, and neither you nor your Affiliates has engaged in any general solicitation or general advertising within the meaning of the Act, or the rules and regulations promulgated thereunder with respect to the Series 2018-1 Class A Notes. You confirm that, to the extent you are purchasing the Series 2018-1 Class A Notes for the account of one or more other Persons, (i) you have been duly authorized to make the representations, warranties, acknowledgements and agreements set forth herein on their behalf and (ii) the provisions of this letter constitute legal, valid and binding obligations of you and any other Person for whose account you are acting. (f) You understand that (i) the Series 2018-1 Class A Notes have not been and will not be registered or qualified under the Act or any applicable state securities laws or the securities laws of any other jurisdiction and are being offered only in a transaction not involving any public offering within the meaning of the Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available and an opinion of counsel shall have been delivered in advance to the Co-Issuers, (ii) the Co-Issuers are not required to register the Series 2018-1 Class A Notes, (iii) any permitted transferee under the Series 2018-1 Class A Note Purchase Agreement must be an Accredited Investor and (iv) any transfer must comply with the provisions of Section 2.02 of the Indenture and Section 9.03 or 9.17 of the Series 2018-1 Class A Note Purchase Agreement, as applicable. (g) You will comply with the requirements of paragraph (f) above in connection with any transfer by you of the Series 2018-1 Class A Notes. (h) You understand that the Series 2018-1 Class A Notes will bear the legend set out in the form of the Series 2018-1 Class A Notes attached to the Indenture and be subject to the restrictions on transfer described in such legend. (i) Either (i) you are not acquiring, holding or subsequently disposing of the Series 2018-1 Class A Notes for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or provisions under any Similar Law (as defined in the Indenture) or (ii) your purchase and holding of the Series 2018-1 Class A Notes will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law. D-2 DMSLIBRARY01\32647597

This letter agreement will be governed by and construed in accordance with the laws of the State of New York without giving effect to any choice of law or conflict provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other that the State of New York. You understand that the Co-Issuers will rely upon this letter agreement in connection with the Offering. You agree to notify the Co-Issuers (with a copy to the Indenture Trustee) promptly in writing if any of your representations, acknowledgements or agreements herein cease to be accurate and complete. You irrevocably authorize the Co-Issuers to produce this letter to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters set forth herein. SPIRIT MASTER FUNDING, LLC, as Co-Issuer By: SMTA SPE Manager, LLC, its manager By: Name: Title: SPIRIT MASTER FUNDING II, LLC, as Co-Issuer By: SMTA SPE Manager, LLC, its manager By: Name: Title: SPIRIT MASTER FUNDING III, LLC, as Co-Issuer By: SMTA SPE Manager, LLC, its manager By: Name: Title: SPIRIT MASTER FUNDING VI, LLC, as Co-Issuer By: SMTA SPE Manager, LLC, its manager D-3 DMSLIBRARY01\32647597

By: Name: Title: SPIRIT MASTER FUNDING VIII, LLC, as Co-Issuer By: SMTA SPE Manager, LLC, its manager By: Name: Title: Agreed and Acknowledged: [INVESTOR] By: Name: Title: D-4 DMSLIBRARY01\32647597